                      AMERICAN VARIABLE INSURANCE SERIES
                                CLASS 1 SHARES

                             333 South Hope Street
                         Los Angeles, California 90071
                                (213) 486-9200

  American Variable Insurance Series (the "Series") is a fully managed, diversified, open-end investment company. The Series consists of nine funds, each of which has its own investment objective(s) and policies.

  Shares of the Series are offered only to insurance company separate accounts to serve as the funding vehicle for certain variable annuity and life insurance contracts ("Contract" or "Contracts").

  THE CONTRACTS INVOLVE CERTAIN FEES AND EXPENSES NOT DESCRIBED IN THIS PROSPECTUS AND ALSO MAY INVOLVE CERTAIN RESTRICTIONS OR LIMITATIONS ON THE ALLOCATION OF PURCHASE PAYMENTS OR CONTRACT VALUES TO ONE OR MORE FUNDS OF THE SERIES. IN PARTICULAR, CERTAIN FUNDS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT. SEE THE APPLICABLE CONTRACT PROSPECTUS FOR INFORMATION REGARDING FUND FEES AND EXPENSES OF THE CONTRACT AND ANY APPLICABLE RESTRICTIONS OR LIMITATIONS. THE SERIES OFFERS TWO CLASSES OF SHARES TO
INVESTORS: CLASS 1 SHARES AND CLASS 2 SHARES. THIS PROSPECTUS OFFERS ONLY CLASS 1 SHARES AND IS FOR USE WITH CONTRACTS THAT MAKE CLASS 1 SHARES AVAILABLE.

  The GLOBAL GROWTH FUND seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics of issuers domiciled around the world. THE FUND WILL BECOME AVAILABLE ON APRIL 30, 1997; HOWEVER, IT MAY NOT BE AVAILABLE IN ALL STATES ON THAT DATE.

  The GROWTH FUND seeks growth of capital by investing primarily in common stocks or securities with common stock characteristics, such as convertible preferred stocks, which demonstrate the potential for appreciation.

  The INTERNATIONAL FUND seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics of issuers domiciled outside the United States.

  The GROWTH-INCOME FUND seeks growth of capital and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

  The ASSET ALLOCATION FUND seeks high total return (including income and capital gains) consistent with preservation of capital over the long term through a diversified portfolio that can include common stocks and other equity-type securities, bonds and other intermediate and long-term fixed-income securities and money market instruments in any combination.

  The BOND FUND seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities.

  The HIGH-YIELD BOND FUND seeks high current income and secondarily seeks capital appreciation by investing primarily in intermediate- and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities. In addition to other risks, high-yield, high-risk bonds (also known as "junk bonds") are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are investments in lower yielding, higher rated bonds.

  The U.S. GOVERNMENT/AAA-RATED SECURITIES FUND seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. Government and other debt securities rated AAA or Aaa.

  The CASH MANAGEMENT FUND seeks high current yield while preserving capital by investing in a diversified selection of high-quality money market instruments.

  This prospectus presents information you should know before investing in the Series. You should keep it on file for future reference.

  More detailed information about the Series, including the Series' financial statements, is contained in the statement of additional information dated April 1, 1997, which has been filed with the Securities and Exchange Commission and is available to you without charge, by writing to the Secretary of the Series at the above address or telephoning 800/421-0180.

 YOU MAY LOSE MONEY  BY INVESTING IN THE FUNDS.  GENERALLY, THE LIKELIHOOD OF
  LOSS  IS  GREATER  IF YOU  INVEST  FOR  A  SHORTER PERIOD  OF  TIME.  YOUR
    INVESTMENT  IN THE  SERIES  IS  NOT A  DEPOSIT  OR  OBLIGATION  OF, OR
     INSURED, OR  GUARANTEED BY, ANY ENTITY OR PERSON  INCLUDING THE U.S.
       GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION NOR HAS THE  SECURITIES AND EXCHANGE COMMISSION PASSED
   UPON THE ACCURACY OR ADEQUACY  OF THIS PROSPECTUS. ANY REPRESENTATION TO
    THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN  ACCOMPANIED BY A CURRENT PROSPECTUS OF THE
 APPLICABLE CONTRACT. THIS PROSPECTUS AND THE APPLICABLE CONTRACT PROSPECTUS
       SHOULD BE READ CAREFULLY AND THEN RETAINED FOR FUTURE REFERENCE.

                 The date of this prospectus is April 1, 1997

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
   The following condensed financial information for 1991 through 1996 has been derived from financial statements which have been audited by Price Waterhouse LLP, independent accountants. The information for the years prior to 1991 was audited by other independent accountants. This information should be read in conjunction with the financial statements and accompanying notes which are included in the statement of additional information.

        Net asset            Net realized &
Period    value,     Net       unrealized     Total income   Dividends from  Distributions
ended   beginning investment   gain (loss)   from investment net investment     from  net       Total     Net asset value,
11/30   of period   income   on investments    operations        income      realized gains distributions  end of period
------  --------- ---------- --------------- --------------- --------------- -------------- ------------- ----------------
                                                    Growth Fund
1987     $15.66     $ .14        $ (.78)         $ (.64)         $ (.11)         $ (.34)       $ (.45)         $14.57
1988      14.57       .33          2.85            3.18            (.28)           (.61)         (.89)          16.86
1989      16.86       .49          6.01            6.50            (.45)            --           (.45)          22.91
1990      22.91       .54         (2.27)          (1.73)           (.56)           (.64)        (1.20)          19.98
1991      19.98       .41          4.48            4.89            (.47)           (.22)         (.69)          24.18
1992      24.18       .29          4.25            4.54            (.31)/3/         --           (.31)          28.41
1993      28.41       .25          4.13            4.38            (.24)           (.21)         (.45)          32.34
1994      32.34       .24           .69             .93            (.24)          (1.09)        (1.33)          31.94
1995      31.94       .33         10.63           10.96            (.29)           (.80)        (1.09)          41.81
1996      41.81       .24          5.17            5.41            (.29)          (3.40)        (3.69)          43.53
-------------------------------------------------------------------------------------------------------------------------

                                           International Fund/4/
1990     $10.00     $ .11        $ (.62)         $ (.51)         $ (.04)            --         $ (.04)         $ 9.45
1991       9.45       .22           .59             .81            (.24)            --           (.24)          10.02
1992      10.02       .19          (.09)            .10            (.21)         $ (.02)         (.23)           9.89
1993       9.89       .17          2.50            2.67            (.16)            --           (.16)          12.40
1994      12.40       .25          1.04            1.29            (.20)           (.22)         (.42)          13.27
1995      13.27       .34          1.02            1.36            (.33)           (.41)         (.74)          13.89
1996      13.89       .28          1.96            2.24            (.31)           (.29)         (.60)          15.53
-----------------------------------------------------------------------------------------------------------------------

                                            Growth-Income Fund
1987     $17.46     $ .47        $(1.87)         $(1.40)         $ (.46)         $ (.08)       $ (.54)         $15.52
1988      15.52       .72          2.66            3.38            (.68)           (.18)         (.86)          18.04
1989      18.04       .78          3.93            4.71            (.74)           (.58)        (1.32)          21.43
1990      21.43       .82         (1.91)          (1.09)           (.86)           (.25)        (1.11)          19.23
1991      19.23       .75          2.63            3.38            (.79)           (.10)         (.89)          21.72
1992      21.72       .65          2.74            3.39            (.67)           (.27)         (.94)          24.17
1993      24.17       .63          2.12            2.75            (.63)           (.28)         (.91)          26.01
1994      26.01       .68           .14             .82            (.65)           (.88)        (1.53)          25.30
1995      25.30       .73          7.20            7.93            (.73)          (1.03)        (1.76)          31.47
1996      31.47       .71          5.55            6.26            (.74)          (1.26)        (2.00)          35.73
-----------------------------------------------------------------------------------------------------------------------

                                      Asset Allocation Fund/6/
1989     $10.00     $ .08        $  .10          $  .18          $ (.01)            --         $ (.01)         $10.17
1990      10.17       .50          (.75)           (.25)           (.42)            --           (.42)           9.50
1991       9.50       .53          1.11            1.64            (.55)            --           (.55)          10.59
1992      10.59       .48           .94            1.42            (.49)         $ (.05)         (.54)          11.47
1993      11.47       .51           .67            1.18            (.49)           (.15)         (.64)          12.01
1994      12.01       .51          (.57)           (.06)           (.52)           (.18)         (.70)          11.25
1995      11.25       .50          2.69            3.19            (.50)           (.17)         (.67)          13.77
1996      13.77       .53          1.89            2.42            (.53)           (.48)        (1.01)          15.18
-----------------------------------------------------------------------------------------------------------------------


                                                Bond Fund/7/
1996     $10.00     $ .40        $  .16          $  .56          $ (.25)            --         $ (.25)         $10.31
-----------------------------------------------------------------------------------------------------------------------


                                             High-Yield Bond Fund
1987     $13.49     $1.35        $ (.94)         $  .41          $(1.36)         $ (.32)       $(1.68)         $12.22
1988      12.22      1.26           .68            1.94           (1.33)           (.17)        (1.50)          12.66
1989      12.66      1.22           .10            1.32           (1.16)            --          (1.16)          12.82
1990      12.82      1.33         (1.02)            .31           (1.30)            --          (1.30)          11.83
1991      11.83      1.17          1.78            2.95           (1.25)            --          (1.25)          13.53
1992      13.53      1.10           .62            1.72           (1.08)            --          (1.08)          14.17
1993      14.17      1.09          1.20            2.29           (1.10)           (.19)        (1.29)          15.17
1994      15.17      1.27         (2.07)           (.80)          (1.23)           (.25)        (1.48)          12.89
1995      12.89      1.32          1.10            2.42           (1.32)            --          (1.32)          13.99
1996      13.99      1.28           .54            1.82           (1.30)            --          (1.30)          14.51
------------------------------------------------------------------------------------------------------------------------


                                 U.S. Government/AAA-Rated Securities Fund
1987     $11.62     $ .85        $(1.21)         $ (.36)         $ (.79)            --         $ (.79)         $10.47
1988      10.47       .93           .02             .95            (.97)            --           (.97)          10.45
1989      10.45       .78           .30            1.08            (.79)            --           (.79)          10.74
1990      10.74       .83          (.11)            .72            (.80)            --           (.80)          10.66
1991      10.66       .77           .58            1.35            (.79)            --           (.79)          11.22
1992      11.22       .75           .32            1.07            (.76)            --           (.76)          11.53
1993      11.53       .74           .68            1.42            (.75)         $ (.05)         (.80)          12.15
1994      12.15       .76         (1.30)           (.54)           (.74)           (.07)         (.81)          10.80
1995      10.80       .82           .71            1.53            (.81)            --           (.81)          11.52
1996      11.52       .83          (.24)            .59            (.82)            --           (.82)          11.29
-----------------------------------------------------------------------------------------------------------------------


                                             Cash Management Fund
1987     $10.65     $ .54        $  .08          $  .62          $ (.54)            --         $ (.54)         $10.73
1988      10.73       .60           .11             .71            (.56)            --           (.56)          10.88
1989      10.88       .81           .12             .93            (.81)            --           (.81)          11.00
1990      11.00       .71           .13             .84            (.70)            --           (.70)          11.14
1991      11.14       .62           .01             .63            (.66)            --           (.66)          11.11
1992      11.11       .35           .01             .36            (.43)            --           (.43)          11.04
1993      11.04       .29           --              .29            (.31)            --           (.31)          11.02
1994      11.02       .37           .02             .39            (.32)            --           (.32)          11.09
1995      11.09       .63          (.02)            .61            (.59)            --           (.59)          11.11
1996      11.11       .54           .01             .55            (.54)            --           (.54)          11.12
---------------------------------------------------------------------------------------------------------------------

                                     Ratio of   Ratio of net    Average
Period                 Net assets,   expenses    income to    commissions Portfolio
ended                 end of period to average    average      paid per   turnover
11/30   Total return  (in millions) net assets   net assets    share/1/     rate
------- ------------- ------------- ----------- ------------- ----------- -----------
                                  Growth Fund
1987       (4.34)%       $   99         .63%         .97%        7.01c       14.0%
1988       22.34             48         .72         1.72         7.36         7.1/2/
1989       38.87            173         .60         2.97         7.53        29.2
1990       (7.87)           304         .59         3.00         7.26        16.8
1991       24.90            700         .56         1.94         6.81         9.8
1992       18.90          1,212         .53         1.15         6.89        11.2
1993       15.59          1,737         .50          .86         6.43        20.4
1994        2.92          2,027         .49          .78         6.09        29.6
1995       35.35          3,154         .47          .92         5.91       35.47
1996       14.32          3,860         .44          .61         5.42       30.88
--------------------------------------------------------------------------------

                                 International Fund/4/
1990       (5.08)%       $   66        1.03%/5/     3.18%/5/     3.74c        4.5%
1991        8.67            197        1.04         2.62         2.43         8.2
1992         .90            360        1.00         2.11         1.22        16.7
1993       27.20            840         .96         1.75          .23        17.7
1994       10.48          1,405         .80         2.03         1.01        19.7
1995       10.78          1,703         .75         2.64          .16       24.66
1996       16.66          2,370         .69         1.99         1.24       32.08
--------------------------------------------------------------------------------


                                   Growth-Income Fund
1987       (8.59)%       $  217         .59%        2.85%        7.04c        6.8%
1988       22.13            102         .67         3.59         7.60        14.3/2/
1989       27.32            305         .58         4.94         7.18        16.7
1990       (5.27)           535         .56         4.77         7.80         9.7
1991       17.83          1,022         .56         3.80         7.23        11.1
1992       15.90          1,704         .52         3.01         7.46        13.6
1993       11.63          2,436         .49         2.66         7.02        24.9
1994        3.21          2,740         .47         2.72         6.39        29.3
1995       33.14          3,953         .44         2.70         6.21       26.91
1996       21.02          5,249         .41         2.26         5.75       31.27
--------------------------------------------------------------------------------

                                    Asset Allocation Fund/6/
1989        1.70 %       $   33         .59%/5/     5.78%/5/     3.20c        --
1990       (2.34)           106         .64         6.70         6.83        14.4%
1991       17.63            194         .59         5.56         7.42        15.1
1992       13.69            359         .57         4.73         7.12        19.7
1993       10.59            578         .55         4.66         6.85        19.0
1994        (.54)           637         .53         4.55         6.38        36.1
1995       29.45            870         .52         4.11         6.27       39.89
1996       18.65          1,141         .49         3.88         5.60       50.62
--------------------------------------------------------------------------------

                                       Bond Fund/7/
1996        5.74 %/8/    $   77        .52%/8/      6.18%/8/      --        32.83%/8/
-------------------------------------------------------------------------------------

                                    High-Yield Bond Fund
1987        2.96 %       $   70         .63%       10.89%         --         61.9%
1988       16.95             26         .77        10.62          --         23.6/2/
1989       10.85             50         .72        12.30          --         28.2
1990        2.49             58         .68        11.17          --         22.7
1991       26.22            107         .63         9.81          --         18.1
1992       13.14            197         .59         8.88          --         47.4
1993       17.09            379         .56         8.18          --         34.1
1994       (5.71)           390         .54         9.37          --         38.5
1995       19.81            534         .54        10.12          --        31.73
1996       13.75            662         .53         9.27          --        44.81
--------------------------------------------------------------------------------

                      U.S. Government/AAA-Rated Securities Fund
1987       (3.17)%       $   47         .67%        8.24%         --        105.6%
1988        9.50             28         .77         8.32          --         47.5/2/
1989       10.82             78         .66         8.61          --         14.5
1990        7.11            126         .61         8.58          --         24.0
1991       13.24            240         .58         7.91          --         27.1
1992        9.83            360         .57         7.08          --         40.0
1993       12.65            505         .55         6.42          --         21.7
1994       (4.58)           463         .54         6.69          --         45.2
1995       14.73            542         .54         7.37          --        30.11
1996        5.49            512         .53         7.33          --        30.45
--------------------------------------------------------------------------------

                              Cash Management Fund
1987        6.01 %       $   57         .68%        5.90%         --          --
1988        6.88             31         .76         6.75          --          --
1989        8.90             58         .68         8.26          --          --
1990        7.91            143         .60         7.48          --          --
1991        5.84            163         .58         5.65          --          --
1992        3.31            197         .53         3.24          --          --
1993        2.67            206         .51         2.57          --          --
1994        3.59            221         .49         3.60          --          --
1995        5.65            193         .49         5.37          --          --
1996        5.09            240         .47         4.94          --          --
------------------------------------------------------------------------------------

------

 1. Brokerage commissions paid on       4. Commenced operations May 1, 1990.
    portfolio transactions increase     5. Annualized
    the cost of securities purchased    6. Commenced operations August 1,
    or reduce the proceeds of              1989.
    securities sold, and are not        7. Commenced operations January 2,
    separately reflected in the            1996.
    funds' statement of operations.     8. Based on operations for the period
    Shares traded on a principal           shown and, accordingly, not
    basis, (without commissions).          representative of a full year's
    such as fixed-income                   operations.
    transactions, are excluded.          No information is presented for the
    Generally, non-U.S. commissions      Global Growth Fund since it had no
    are lower than U.S. commissions      investment operations as of April 1,
    when expressed as cents per          1997.
    share but higher when expressed
    as a percentage of transactions
    because of the lower per-share
    prices of many non-U.S.
    securities.
 2. Percentages are exclusive of the redemption in kind which occurred March 29, 1988.
 3. Amount includes net realized
    short-term gains treated as net
    investment income for federal
    income tax purposes.

--------------------------------------------------------------------------------





          INVESTMENT   THE FUNDS The Series consists of nine funds, each
      OBJECTIVES AND   representing a separate fully managed diversified
     POLICIES OF THE   portfolio of securities. The nine funds are the
               FUNDS   Global Growth Fund, the Growth Fund, the Interna-
                       tional Fund, the Growth-Income Fund, the Asset
                       Allocation Fund, the Bond Fund, the High-Yield
                       Bond Fund, the U.S. Government/AAA-Rated Securi-ties Fund and the Cash Management Fund. The Se-ries offers two classes of fund shares: Class 1 shares and Class 2 shares. This prospectus offers
                       Class 1 shares only. The Board of Trustees may establish additional funds and classes in the fu-ture. The investment objective(s) and policies of each fund are discussed below. Investment policy limits as stated below are measured at the time of purchase. MORE INFORMATION ON THE FUNDS IS
                       CONTAINED IN THE SERIES' STATEMENT OF ADDITIONAL
                       INFORMATION.

 The Series consists   Shares of the Series are currently offered only
 of nine funds, each   to separate accounts of various insurance compa-
        with its own   nies to serve as the underlying investment for
          investment   both variable annuity and variable life insurance
    objective(s) and   contracts. All such shares may be purchased or
           policies.   redeemed by the separate accounts without any
                       sales or redemption charges at net asset value.
                       Due to differences in tax treatment or other con-siderations, the interests of various Contract owners participating in a fund might at some time be in conflict. The Board of Trustees will moni-tor the Series' operations for any material con-flicts and determine what action, if any, should be taken.


                       INVESTMENT RESTRICTIONS Each fund's fundamental investment restrictions (as described in the statement of additional information) and objec-tive(s) may not be changed without shareholder approval. All other investment practices may be changed by the Series' Board of Trustees.


   The Global Growth   GLOBAL GROWTH FUND The investment objective of
       Fund seeks to   the Global Growth Fund is to achieve long-term
    provide you with   growth of capital by investing in securities of
 long-term growth of   issuers domiciled around the world.
   capital generally
     by investing in   The fund will invest primarily in common stocks
   equity securities   under normal market conditions. These securities
          of issuers   may be denominated in various currencies.The fund
    domiciled around   may also invest in securities through depositary
          the world.   receipts which may be denominated in various cur-
                       rencies. For example, the fund may purchase Amer-ican Depositary Receipts which are U.S. dollar denominated securities designed for use in the U.S. securities markets which represent and may be converted to the underlying security.

                       When prevailing market, economic, political or currency conditions warrant, the fund may invest in other securities such as preferred stock, debt securities and other securities convertible into common stock. The fund may also invest in straight debt securities (generally rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent qual-ity by the fund's investment adviser, Capital Re-search and Management Company). Up to 10% of the fund's assets may be invested in lower rated straight debt securities (including securities commonly referred to as "junk bonds" or "high-yield, high-risk bonds") or in unrated securities determined to be of equivalent quality. High-yield, high-risk bonds carry a higher degree of investment risk than higher rated bonds and are considered speculative. See the Appendix for a description of the various bond ratings, and "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below. In addi-tion, the fund may at times hold a portion of its assets in cash and money market instruments de-nominated in U.S. dollars or other currencies. See "Securities and Investment Techniques--Money Market Instruments."

                       Investments may be made from time to time in se-curities of companies domiciled in, or govern-ments of, developing countries. See "Securities and Investment Techniques--Investing in Various Countries."

--------------------------------------------------------------------------------






                       The fund has the ability to purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. See "Securities and Investment Techniques--Cur-rency Transactions."

                       Under normal market conditions, the fund will in-vest in issuers domiciled in at least three coun-tries, with no more than 40% of its assets in-vested in issuers domiciled in any one country. (In determining the domicile of an issuer, Capi-tal Research and Management Company takes into account such factors as where the company is le-gally organized, where it maintains principal corporate offices and where it conducts its prin-cipal operations.)

     The Growth Fund   GROWTH FUND The investment objective of the
               seeks   Growth Fund is growth of capital. Whatever cur-
 to provide you with   rent income is generated by the fund is likely to
  growth of capital.   be incidental to the objective of capital growth.
                       Ordinarily, the fund seeks to achieve this objec-tive by investing primarily in common stocks or securities with common stock characteristics.
                       When the outlook for common stocks is not consid-ered promising, for temporary defensive purposes, a substantial portion of the assets may be in-vested in securities of the U.S. Government, its agencies and instrumentalities, cash, and money market instruments. See "Securities and Invest-ment Techniques" below.

                       The fund's assets may be invested in securities of non-U.S. issuers, which are generally denomi-nated in currencies other than the U.S. dollar, although there is no requirement that the fund maintain investments in non-U.S. issuers. See "Securities and Investment Techniques--Investing in Various Countries" below.

                       Up to 10% of the fund's assets may be invested in straight debt securities rated BB or below by Standard & Poor's Corporation and Ba or below by Moody's Investors Services, Inc. or in unrated securities that are determined to be of equiva-lent quality, provided the fund's investment ad-viser, Capital Research and Management Company, determines that these securities have character-istics similar to the equity securities eligible for purchase by the fund. These securities are commonly referred to as "junk bonds" or "high-yield, high-risk bonds," carry a higher degree of investment risk than higher rated bonds and are considered speculative. See the Appendix for a further description of the various bond ratings, and "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below. As of the last day of the fund's most recent fiscal year, the fund did not hold any junk bonds.

   The International   INTERNATIONAL FUND The investment objective of
        Fund aims to   the International Fund is to achieve long-term
    provide you with   growth of capital by investing primarily in secu-
    long-term growth   rities of issuers domiciled outside the United
        ofcapital by   States. The fund's investment approach is based
         investingin   on the belief that economic and political devel-
          securities   opments have helped to create new opportunities
           ofissuers   outside the U.S.
    domiciledoutside
            the U.S.

                       The fund may also invest in securities through depositary receipts which may be denominated in various currencies. For example, the fund may purchase American Depositary Receipts which are U.S. dollar denominated securities designed for use in the U.S. securities markets which repre-sent and may be converted to the underlying secu-rity.

                       When prevailing market, economic, political or currency conditions warrant, the fund may invest in securities convertible into common stocks, straight debt securities (generally rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality by Capital Research and Management Company), government securities, or nonconvertible preferred stocks. Up to 5% of the fund's assets may also be invested in lower rated

--------------------------------------------------------------------------------





                       straight debt securities (including securities commonly referred to as "junk bonds" or "high-yield, high-risk bonds") or in unrated securities that are determined to be of equivalent quality. High-yield, high-risk bonds carry a higher degree of investment risk than higher rated bonds and are considered speculative. See the Appendix for a description of the various bond ratings. These securities may also be issued by non-U.S. entities.

                       The fund has the ability to purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. See "Securities and Investment Techniques--Cur-rency Transactions."

                       Under normal circumstances, the fund will invest at least 65% of its assets in equity securities (including depositary receipts) of issuers domi-ciled outside the U.S., including those domiciled in developing countries. The fund may at times hold a portion of its assets in various curren-cies or in cash equivalents which may be denomi-nated in U.S. dollars or other currencies (in-cluding U.S. Government securities, certificates of deposit, time deposits, commercial paper, bankers' acceptances and other high-quality short-term debt securities). See "Securities and Investment Techniques--Investing in Various Coun-tries." Additionally, for temporary defensive purposes, the fund may at times maintain all or any part of its assets in cash and cash equiva-lents.

   The Growth-Income   GROWTH-INCOME FUND  The investment objective of
       Fund seeks to   the Growth-Income Fund is growth of capital and
    provide you with   income. In the selection of securities for in-
  capital growth and   vestment, the possibilities of appreciation and
             income.   potential dividends are given more weight than
                       current yield. Ordinarily, the fund will invest primarily in common stocks. However, the fund may invest in other types of securities, including other equity-type securities (such as convertible bonds), bonds (and other types of fixed-income securities) and money market instruments, to the extent consistent with its investment objective.

                       Up to 5% of the fund's assets may be invested in straight debt securities rated BB or below by Standard & Poor's Corporation and Ba or below by Moody's Investors Services, Inc. or in unrated securities that are determined to be of equiva-lent quality by Capital Research and Management Company. These securities are commonly referred to as "junk bonds" or "high-yield, high-risk bonds," carry a higher degree of investment risk than higher rated bonds and are considered specu-lative. See the Appendix for a description of the various bond ratings.

                       Up to 10% of the fund's assets may be invested in the equity securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market), provided those securities are either held through depositary receipts which are U.S. dollar denominated or are traded on the New York Stock Exchange. Since the fund limits its investments in non-U.S. securities as described above, the fund has no current intention to engage in forward currency transactions. See "Securities and Investment Techniques--Investing in Various Countries."

           The Asset   ASSET ALLOCATION FUND The investment objective of
     Allocation Fund   the Asset Allocation Fund is high total return
 aims to provide you   (including income and capital gains) consistent
     with high total   with preservation of capital over the long term.
          return and   The fund seeks to achieve its objective by in-
     preservation of   vesting in a diversified portfolio that can in-
    capital over the   clude common stocks and other equity-type securi-
          long-term.   ties (such as convertible bonds), bonds and other
                       intermediate- and long-term fixed income securi-ties, and money market instruments (debt securi-ties maturing in one year or less).

--------------------------------------------------------------------------------






                       Capital Research and Management Company will de-termine the relative mix of equities, fixed-in-come securities and money market instruments for the fund's portfolio. The determination will be based on its view of long-term economic and mar-ket trends and the relative risks and opportuni-ties for long-term total return of the different classes of as-sets. Under normal conditions, Capital Research and Management Company expects (but is not re-quired) to maintain an investment mix falling within the following ranges: 40% to 80% in equi-ties; 20% to 50% in fixed-income securities, and 0% to 40% in money market instruments. Capital Research and Management Company does not intend to make frequent shifts within these broad rang-es. Rather it intends in normal situations to make any shifts in the fund's asset allocation gradually over time based on its views of long-term trends and conditions.

                       Up to 10% of the fund's assets may be invested in the equity securities of issuers domiciled out-side the U.S., provided those securities are ei-ther held through depositary receipts which are U.S. dollar denominated or are traded on the New York Stock Exchange. Since the fund limits its investments in non-U.S. equity securities as such, the fund has no current intention to engage in forward currency transactions. See "Securities and Investment Techniques--Investing in Various Countries."

                       The fund's fixed-income investments will consist primarily of "investment grade" bonds; that is, bonds that are rated BBB or better by Standard & Poor's Corporation or Baa or better by Moody's Investors Service, Inc., or that are unrated but considered by Capital Research and Management Company to be of equivalent credit quality. Up to 25% of the fund's fixed-income assets may be in-vested in securities that are below investment grade as defined above, including securities rated as low as CC by S&P or Ca by Moody's. Secu-rities rated Ba and BB or below or unrated secu-rities that are determined to be of equivalent quality (commonly known as "junk" or "high-yield, high-risk" bonds) are subject to special review before purchase. These bonds are subject to greater market fluctuations and risk of loss of income and principal due to default by the issuer than are investments in lower yielding, higher-rated bonds. See the Appendix for a further de-scription of the various bond ratings, and "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below. During the previous fiscal year, the approximate monthly av-erage percentages of the Asset Allocation Fund's fixed-income net assets based on the higher of the Moody's or S&P rating categories were:
                       Aaa/AAA -- 11.26%; Aa/AA -- 0.92%; A/A -- 2.93%;
                       Baa/BBB -- 5.35%; Ba/BB -- 1.13%; B/B -- 1.46%;
                       and Caa/CCC -- 0.14%. Non-rated investments (in-cluding equity-type securities) and cash or cash equivalents amounted to 62.16% and 14.65%, re-spectively, of the fund's assets.

                       The fund's investments in non-U.S. fixed-income securities will be concentrated in securities is-sued or guaranteed as to principal and interest by foreign governments or their agencies or in-strumentalities or by multinational agencies. The fund may purchase and sell currencies to facili-tate settlement of trades; however, it does not currently intend to enter into forward currency contracts.

 The Bond Fund seeks   BOND FUND The investment objective of the Bond
 to provide you with   Fund is to provide as high a level of current in-
 high current income   come as is consistent with the preservation of
    while preserving   capital. The fund invests in a broad variety of
        yourcapital.   fixed-income securities, including marketable
                       corporate debt securities, loan participations,
                       U.S. Government securities, mortgage-related se-curities, other asset-backed securities and cash or money market instruments. Normally, at least
                       65% of the fund's assets will be invested in bonds. (For this purpose, bonds are considered any debt securities having initial maturities in excess of one year.) In addition, the fund may invest up to 20% in preferred stocks.

--------------------------------------------------------------------------------






                       At least 65% of the value of the fund's assets, measured at the time of purchase, must be in-vested in debt securities that are rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation or unrated but determined to be of equivalent qual-ity by Capital Research and Management Company. Securities rated Baa or BBB have speculative characteristics. See the Appendix for a descrip-tion of the various bond ratings.

                       At least 35% of the value of the fund's assets must be invested in debt securities that are rated A or better or, if not rated, determined to be of equivalent quality.

                       Up to 35% of the assets of the fund may be in-vested in debt securities rated Ba and BB or be-low, or in unrated securities that are determined to be of equivalent quality. These securities may be rated as low as Ca by Moody's or CC by S&P. See the Appendix for a further description of the various bond ratings.

                       Securities rated Ba and BB or below or unrated securities that are determined to be of equiva-lent quality (commonly known as "junk" or "high-yield, high-risk" bonds) are consid-ered speculative and typically are subject to greater market fluctuations and risk of loss of income and principal due to default by the issuer than are investments in lower yielding, higher-rated bonds. See "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below. During the previous fiscal year, the ap-proximate monthly average percentages of the Bond Fund's net assets based on the higher of the Moody's or S&P rating categories were: Aaa/AAA --
                        47.65%; Aa/AA -- 1.08%; A/A -- 3.08%; Baa/BBB --
                        8.07%; Ba/BB -- 6.41%; and B/B -- 10.05%. Non-
                       rated investments (including equity-type securi-ties) and cash or cash equivalents amounted to 3.14% and 20.52%, respectively, of the fund's as-sets.

                       The fund may invest in fixed-income securities of corporations or governmental entities outside the U.S.; however, no more than 20% of the fund's as-sets will be invested in non-U.S. dollar denomi-nated securities including those of issuers domi-ciled in developing countries. The fund may pur-chase or sell various currencies on either a spot or forward basis in connection with non-U.S. dol-lar investments. See "Securities and Investment Techniques--Currency Transactions" below.

 The High-Yield Bond   HIGH-YIELD BOND FUND The primary investment ob-
       Fund seeks to   jective of the High-Yield Bond Fund is high cur-
    provide you with   rent income and its secondary investment objec-
 high current income   tive is capital appreciation. Under normal market
   and, secondarily,   conditions the fund will be invested in fixed-in-
             capital   come securities, with emphasis on higher yield-
       appreciation.   ing, higher risk, lower rated or unrated corpo-
                       rate bonds.

                       High-yield, high-risk bonds (also known as "junk bonds") generally include any bonds rated Ba or below by Moody's Investors Service, Inc. and BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent quality by Capital Research and Management Company. Bonds rated Ba or BB or below are considered speculative. The High-Yield Bond Fund may invest without limitation in bonds rated as low as Ca by Moody's or CC by S&P (or in bonds that are unrated but determined to be of equivalent quality). In addition, the fund may invest up to 10% of its total assets in bonds rated C by Moody's or D by S&P (or in bonds that are unrated but determined to be of equivalent quality). See the Appendix for a further description of the various bond ratings. During the previous fiscal year, the approximate monthly average percentages of the High-Yield Bond Fund's net assets based on the higher of the Moody's or S&P rating categories were: Aaa/AAA --
                        7.31%; Baa/BBB -- 1.42%;

--------------------------------------------------------------------------------




                       Ba/BB -- 25.71%; B/B -- 50.67%; and Caa/CCC --
                        3.35%. Non-rated investments (including equity-
                       type securities) and cash or cash equivalents amounted to 3.55% and 7.99%, respectively, of the fund's assets.

                       In pursuing its secondary investment objective of capital appreciation, the Series may purchase high-yield bonds that are expected by Capital Re-search and Management Company to increase in value due to improvements in their credit quality or ratings or anticipated declines in interest rates. In addition, the fund may invest for this purpose up to 25% of its assets in common stocks or other equity or equity-related securities. Eq-uity-type securities normally will be purchased as part of a unit with fixed-income securities or when an unusual opportunity for capital apprecia-tion is perceived due to an anticipated improve-ment in the issuer's credit quality or ratings.

                       Up to 25% of the fund's assets may be invested in securities of non-U.S. issuers, which are gener-ally denominated in currencies other than the U.S. dollar.

                       Under normal conditions the fund will invest pri-marily in higher yielding obligations which may include loan participations in addition to corpo-rate bonds. The fund also may invest in securi-ties of the U.S. Government, its agencies and in-strumentalities, cash, and money market instru-ments. See "Securities and Investment Techniques" below.

                       RISKS OF INVESTING IN HIGH-YIELD, HIGH-RISK
                       SECURITIES "High-yield, high risk" bonds, also known as "junk bonds," have speculative charac-teristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly. It may be more difficult to dispose of, or to de-termine the value of, high-yield, high-risk bonds.

                       High-yield, high-risk bonds may be very sensitive to adverse economic changes and may be less sensitive to interest rate changes. In addition, periods of economic uncertainty and changes may increase volatility of market prices and yields of high-yield, high-risk bonds and in turn, the fund's net asset value. High-yield, high-risk bonds may contain redemption or call provisions which, if exercised during a period of declining interest rates, may cause the fund to have to replace the security with a lower yielding security, resulting in a decreased return for investors. Furthermore, there may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds.

                       Capital Research and Management Company attempts to reduce the risks described above through di-versification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legisla-tive developments.

                       There can be, of course, no assurance that the fund's investment objectives will be realized or that the net return on an investment in the fund will equal or exceed that which could have been obtained through other investment or savings ve-hicles. Contract owners should carefully review the investment objectives and policies of the fund and consider their ability to assume the risks involved before making any investment in the fund.

            The U.S.   U.S. GOVERNMENT/AAA-RATED SECURITIES FUND The in-
     Government/AAA-   vestment objective of the U.S. Government/AAA-
    Rated Securities   Rated Securities Fund is a high level of current
        Fund aims to   income consistent with prudent investment risk
    provide you with   and preservation of capital. It seeks to achieve
 high current income   its objective by investing primarily in a combi-
    while preserving   nation of (i) securities guaranteed by the U.S.
       your capital.   Government (i.e., backed by the full faith and
                       credit of the United States) and (ii) other debt securities (including corporate bonds) rated AAA by Standard & Poor's Corporation or Aaa by

--------------------------------------------------------------------------------





                       Moody's Investors Service, Inc. (or unrated but determined to be of equivalent quality by Capital Research and Management Company). The fund may purchase obligations of non-U.S. corporations or governmental entities, provided they are U.S. dollar denominated and highly liquid. Except when the fund is in a temporary defensive investment position, at least 65% of its total assets will be invested in these securities, including secu-rities held subject to repurchase agreements.

                       The fund anticipates that it will invest in Gov-ernment National Mortgage Association ("GNMA") certificates, which are mortgage-backed securi-ties representing part ownership of a pool of mortgage loans on which timely payment of inter-est and principal is guaranteed by the U.S. Gov-ernment. The fund also may invest in securities issued by U.S. Government agencies or instrumen-talities that are not backed by the full faith and credit of the U.S. Government; in short-term debt securities of private issuers (including certificates of deposit, bankers' acceptances, and commercial paper rated A-1 by S&P or Prime-1 by Moody's); and in securities issued by finan-cial institutions such as commercial banks, sav-ings and loan associations, mortgage bankers and securities broker-dealers which represent a di-rect or indirect interest in a pool of mortgages. See "Securities and Investment Techniques" below. The fund may not purchase any security, other than a U.S. Government security or a short-term debt security described above, that is not rated AAA by S&P or Aaa by Moody's (or that is unrated but determined to be of equivalent quality by Capital Research and Management Company). Howev-er, if the rating of a security currently being held by the fund is reduced below AAA or Aaa the fund is not required to dispose of the security.

 The Cash Management   CASH MANAGEMENT FUND The investment objective of
       Fund seeks to   the Cash Management Fund is high current yield
    provide you with   while preserving capital. It seeks to achieve
  high current yield   this objective by investing in high quality money
    while preserving   market instruments that mature, or may be re-
            capital.   deemed or resold, in 13 months or less (25 months
                       or less in the case of U.S. Government securi-
                       ties). The fund invests only in such instruments that are determined, in accordance with proce-dures established by the Series' Board of Trust-ees, to present minimal credit risks. The fund's investments may include, but are not limited to, commercial paper rated in the highest rating cat-egory by Moody's Investors Service, Inc. and
                       Standard & Poor's Corporation, instruments is-sued, guaranteed or insured by the U.S. Govern-ment, its agencies or instrumentalities as to the payment of principal and interest, and other se-curities rated in the highest two categories by either Moody's or S&P, provided the issuer has commercial paper rated in the highest rating cat-egory by Moody's or S&P. The fund also may enter into repurchase agreements. See "Securities and Investment Techniques" below.

                       Although there is no guarantee that the fund's investment objective will be achieved, invest-ments in the Cash Management Fund should present the least market risk of any of the funds because it invests only in high-quality short-term debt obligations. However, an investment in this fund is subject to the risks of changes in market in-terest rates and of the economy as a whole. Note that the return on an investment in the Cash Man-agement Fund should not be the same as the return on an investment in a money market fund which is available directly to the public, even where gross yields are equivalent, due to the fees im-posed at the Contract level. The Cash Management Fund yield for the seven days ended November 30, 1996 was 4.77% on an annualized basis.

--------------------------------------------------------------------------------






      SECURITIES AND   EQUITY SECURITIES Equity securities represent an
          INVESTMENT   ownership position in a company. These securities
          TECHNIQUES   include common stocks, preferred stocks, and
                       securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The funds' results will be related to the overall market for these securities.

   The nine funds of   DEBT SECURITIES Bonds and other debt securities
   the Series invest   are used by issuers to borrow money. Issuers pay
   in a wide variety   investors interest and must repay the amount bor-
 of securities which   rowed at maturity. Some debt securities, such as
      are subject to   zero coupon bonds, do not pay current interest
  varying degrees of   but are purchased at a discount from their face
               risk.   values. The prices of debt securities fluctuate
                       depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

                       U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obli-gations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and inter-est by the U.S. Treasury.

                       Certain securities issued by U.S. Government in-strumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the dis-cretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing gov-ernment agency or instrumentality.

                       MORTGAGE-RELATED SECURITIES The funds may invest in Government National Mortgage Association
                       (GNMA) certificates and the U.S. Govern-ment/AAA-Rated Securities Fund expects to invest substan-tially in these and other mortgage-related secu-rities. GNMA certificates are securities repre-senting part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the U.S. Government. GNMA certificates differ from typical bonds be-cause principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity.

                       Although the mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, which may occur at higher or lower yields than the original yield, GNMA certificates may be less effective than typical bonds at "locking in" yields during periods of declining interest rates.

                       The funds also may invest in securities repre-senting interests in pools of conventional mort-gage loans issued by the Federal National Mort-gage Association (FNMA) or by the Federal Home Loan Mortgage Corporation (FHLMC).

                       In addition, the funds may invest in collateral-ized mortgage obligations (CMOs) and mortgage-backed bonds. A CMO is made up of a series of bonds of varying maturities that together are fully collateralized directly or indirectly by a pool of mortgages on which the payments of prin-cipal and interest are dedicated to payment of principal and interest on the bonds. Mortgage-backed bonds are general obligations fully col-lateralized directly or indirectly by a pool of mortgages, but on which payments are not passed through directly. The fund will only purchase CMOs or mortgage-backed bonds which are fully collateralized by securities issued by GNMA, FNMA, or FHLMC and or mortgages insured by GNMA.

--------------------------------------------------------------------------------






                       MONEY MARKET INSTRUMENTS The funds invest in various high-quality money market instruments that mature, or may be redeemed or resold, in 13 months or less (25 months in the case of U.S. government securities). These include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less), and (4) savings association obligations (certificates of deposit issued by savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

                       REPURCHASE AGREEMENTS The funds may enter into repurchase agreements, under which they buy a se-curity and obtain a simultaneous commitment from the seller to repurchase a security at a speci-fied time and price. The seller must maintain with the Series' custodian collateral equal to at least 100% of the repurchase price including ac-crued interest as monitored daily by Capital Re-search and Management Company. If the seller un-der the repurchase agreement defaults, a fund may incur a loss if the value of the collateral se-curing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy pro-ceedings are commenced with respect to the sell-er, liquidation of the collateral by a fund may be delayed or limited.

                       FORWARD COMMITMENTS The funds may enter into com-mitments to purchase or sell securities at a fu-ture date. When a fund agrees to purchase such securities it assumes the risk of any decline in value of the securities beginning on the date of the agreement. When a fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to de-liver or pay for the securities, a fund could miss a favorable price or yield opportunity, or could experience a loss.

                       The Asset Allocation Fund, the Bond Fund, the High-Yield Bond Fund, and the U.S. Government/AAA-Rated Securities Fund also may en-ter into "roll" transactions, which consist of the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The funds assume the rights and risks of owner-ship, including the risk of price and yield fluc-tuations as of the time of the agreement.

                       U.S. PRIVATE PLACEMENTS The Global Growth Fund, the Growth Fund, the International Fund, the Growth-Income Fund, the Asset Allocation Fund, the Bond Fund and the High-Yield Bond Fund may invest in private placements. Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in such private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act (for example, private placements sold pursuant to Rule
                       144A). Accordingly, all such private placements will be considered illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the

--------------------------------------------------------------------------------





                       commitment of dealers to make markets under procedures adopted by the Series' Board of Trustees. Additionally, investing in private placement securities could have the effect of increasing the level of illiquidity of a fund's portfolio to the extent that "qualified" institutional investors become, for a period of time, uninterested in purchasing these securities.

                       INVESTING IN VARIOUS COUNTRIES The Global Growth Fund, the Growth Fund, the International Fund, the Asset Allocation Fund, the Bond Fund and the High-Yield Bond Fund may invest in securities of issuers domiciled outside the U.S. which may be denominated in currencies other than the U.S. dollar. Investing outside the U.S. can involve special risks, particularly in certain developing countries, caused by, among other things; fluctu-ating currency values; different accounting, au-diting, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social condi-tions; greater market volatility; differing secu-rities market structures; and various administra-tive difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, invest-ing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the funds' investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the funds will bear certain expenses in connection with their currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       The Growth-Income Fund and the Asset Allocation Fund may invest in the equity securities of is-suers domiciled outside the U.S., provided those securities are either held through depositary re-ceipts which are U.S. dollar denominated or are traded on the New York Stock Exchange, and the Asset Allocation Fund may invest in non-U.S. fixed-income securities denominated in currencies other than the U.S. dollar. In addition, the U.S. Government/AAA-Rated Securities Fund may purchase obligations of non-U.S. corporations or govern-mental entities, provided they are U.S. dollar denominated and highly liquid. Accordingly, while the risks mentioned above are still present, they are present to a lesser extent.

                       CURRENCY TRANSACTIONS The Global Growth Fund, the Growth Fund, the International Fund, the Bond Fund and the High-Yield Bond Fund may purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. The Asset Allocation Fund may purchase and sell currencies to facilitate settlements of fixed-income securities transactions but has no current intention of entering into forward currency contracts. While entering into forward transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The funds generally will not attempt to protect against all potential changes in exchange rates.

--------------------------------------------------------------------------------





                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolios of the funds are divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by each fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may, from time to time, make investment decisions with respect to a portion of each fund's portfolio. The primary individual portfolio counselors for the Series are listed below.

                                                                            YEARS OF EXPERIENCE AS
                                                                PORTFOLIO COUNSELOR (AND RESEARCH PROFESSIONAL,
      PORTFOLIO                                                          IF APPLICABLE) FOR THE FUNDS
      COUNSELORS                                                                   INDICATED
    FOR THE SERIES                  PRIMARY TITLE(S)                             (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------
                         YEARS OF EXPERIENCE AS
                         INVESTMENT PROFESSIONAL
                              (APPROXIMATE)
                          WITH CAPITAL
                          RESEARCH AND
      PORTFOLIO            MANAGEMENT
      COUNSELORS         COMPANY OR ITS     TOTAL
    FOR THE SERIES         AFFILIATES       YEARS
---------------------------------------------------------------------------------------------------------------
 James K. Dunton         Senior Vice President of the Series.   Growth-Income Fund--since the fund
                         Senior Vice President and Director,    began operations in 1984
                         Capital Research and Management
                         Company
---------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine      Senior Vice President of the Series.   Asset Allocation Fund--since the fund
                         Senior Vice President and Director,    began operations in 1989;
                         Capital Research and Management        Bond Fund--since the fund began
                         Company                                operations in 1996;
                                                                U.S. Government Fund--since the fund
                                                                began operations in 1985
---------------------------------------------------------------------------------------------------------------
 Claudia P. Huntington   Vice President of the Series.          Growth-Income Fund--3 years (plus 5 years
                         Senior Vice President,                 as a research professional prior to becoming
                         Capital Research Company*              a portfolio counselor for the fund)
---------------------------------------------------------------------------------------------------------------
 John H. Smet            Vice President of the Series.          Bond Fund--since the fund began
                         Vice President, Capital Research and   operations in 1996;
                         Management Company                     U.S. Government Fund--5 years
---------------------------------------------------------------------------------------------------------------
 Timothy D. Armour       Senior Vice President and Director,    Asset Allocation Fund--1 year
                         Capital Research Company*
---------------------------------------------------------------------------------------------------------------
 David C. Barclay        Executive Vice President and Director, High-Yield Bond Fund--4 years
                         Capital Research Company*
---------------------------------------------------------------------------------------------------------------
 Martial Chaillet        Senior Vice President, Capital         Global Growth Fund--since the fund
                         Research Company*                      began operations in 1997;
                                                                International Fund--4 years
---------------------------------------------------------------------------------------------------------------
 Gordon Crawford         Senior Vice President and Director,    Growth Fund--3 years (plus 5 years as a
                         Capital Research and Management        research professional prior to becoming a
                         Company                                portfolio counselor for the fund)
---------------------------------------------------------------------------------------------------------------
 James E. Drasdo         Senior Vice President and Director,    Growth Fund--10 years;
                         Capital Research and Management        Growth-Income Fund--3 years
                         Company
---------------------------------------------------------------------------------------------------------------
 Alwyn Heong             Vice President, Capital                International Fund--less than one year
                         Research Company*
---------------------------------------------------------------------------------------------------------------
 Robert W. Lovelace      Executive Vice President, Capital      Global Growth Fund--since the fund
                         Research Company*                      began operations in 1997;
                                                                International Fund--3 years
---------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell     Senior Vice President and Director,    Growth-Income Fund--7 years (plus
                         Capital Research and Management        1 year as a research professional prior to
                         Company                                becoming a portfolio counselor for the fund)
---------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal        Vice President, Capital Research and   Global Growth Fund--since the fund
                         Management Company                     began operations in 1997;
                                                                Growth Fund--6 years (plus 4 years as a
                                                                research professional prior to becoming a
                                                                portfolio counselor for the fund)
---------------------------------------------------------------------------------------------------------------
 Victor M. Parachini     Senior Vice President, Capital         Asset Allocation Fund--1 year
                         Research and Management Company
---------------------------------------------------------------------------------------------------------------
 Richard T. Schotte      Senior Vice President, Capital         Bond Fund--since the fund began
                         Research and Management Company        operations in 1996;
                                                                High-Yield Bond Fund--9 years
---------------------------------------------------------------------------------------------------------------
 Susan M. Tolson         Vice President, Capital Research       High-Yield Bond Fund--2 years
                         Company*                               (plus 2 years as a research professional prior
                                                                to becoming a portfolio counselor for the fund)
 James K. Dunton                  35           35
---------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine               30           45
---------------------------------------------------------------------------------------------------------------
 Claudia P. Huntington            19           21
---------------------------------------------------------------------------------------------------------------
 John H. Smet                     14           15
---------------------------------------------------------------------------------------------------------------
 Timothy D. Armour                14           14
---------------------------------------------------------------------------------------------------------------
 David C. Barclay                  9           16
---------------------------------------------------------------------------------------------------------------
 Martial Chaillet                 25           25
---------------------------------------------------------------------------------------------------------------
 Gordon Crawford                  26           26
---------------------------------------------------------------------------------------------------------------
 James E. Drasdo                  20           25
---------------------------------------------------------------------------------------------------------------
 Alwyn Heong                      5            5
---------------------------------------------------------------------------------------------------------------
 Robert W. Lovelace               12           12
---------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell              22           25
---------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal                 12           12
---------------------------------------------------------------------------------------------------------------
 Victor M. Parachini              21           35
---------------------------------------------------------------------------------------------------------------
 Richard T. Schotte               19           30
---------------------------------------------------------------------------------------------------------------
 Susan M. Tolson                   7            9

*-COMPANY-AFFILIATED-WITH-CAPITAL-RESEA13RCH-AND-MANAGEMENT-COMPANY.

--------------------------------------------------------------------------------





                       It is the Series' policy to distribute to the
          DIVIDENDS,   shareholders (the insurance company separate ac-
   DISTRIBUTIONS AND   counts) all of its net investment income and cap-
               TAXES   ital gains realized during each fiscal year.


          The Series   Each fund of the Series is subject to asset di-
      distributes to   versification regulation prescribed by the U.S.
    shareholders all   Treasury Department under the Internal Revenue
      its income and   Code (the "Code"). These regulations generally
       capital gains   provide that, as of the end of each calendar
     realized during   quarter or within 30 days thereafter, no more
   each fiscal year.   than 55% of the total assets of the fund may be
                       represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all secu-rities of the same issuer are considered a single investment. Furthermore, each U.S. Government agency or instrumentality is treated as a sepa-rate issuer. There are also alternative diversi-fication tests which may be satisfied by the funds under the regulations. The Series intends to comply with the diversification regulations.
                       If a fund should fail to comply with these regu-lations, Contracts invested in that fund would not be treated as annuity, endowment or life in-surance contracts under the Code.

                       FEDERAL TAXES Each fund of the Series intends to operate as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which a fund so qualifies and distributes to shareholders its net investment income and real-ized capital gains, the fund itself is relieved of federal income tax.

                       See the applicable Contract prospectus for infor-mation regarding the federal income tax treatment of the Contracts and distributions to the sepa-rate accounts.

              SERIES   SERIES ORGANIZATION The Series, an open-end in-
    ORGANIZATION AND   vestment company, was organized as a Massachu-
          MANAGEMENT   setts business trust in 1983. The Series' Board
                       of Trustees supervises Series operations and per-forms duties required by applicable state and federal law. Members of the board who are not em-ployed by Capital Research and Management Company or its affiliates are paid for services rendered to the Series as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the Series. The
                       Board of Trustees has approved the retention of the companies listed below to provide certain services to the Series.

                       INVESTMENT ADVISER Capital Research and Manage-ment Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the Series and other mutual funds, including those in The American Funds Group. Capital Research and Management Com- pany, a wholly-owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Re-search and Management Company manages the invest-ment portfolios and business affairs of the Se-ries.

                       The compensation paid to the Investment Adviser for the most recent fiscal year as a percentage of average net assets amounted to the following:
                       Growth Fund -- .42%; International Fund -- .61%; Growth-Income Fund -- .39%; Asset Allocation Fund -- .47%; Bond Fund -- .51%; High-Yield Bond Fund -- .50%; U.S. Government/AAA-Rated Securi-ties Fund -- .51%; and Cash Management Fund --
                        .45%. Capital Research and Management Company
                       has received no compensation for the Global
                       Growth Fund because it had not commenced opera-tions during the most recent fiscal year.

                       Capital Research and Management Company and its affiliated companies have adopted a personal in-vesting policy that is consistent with the recom-mendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the

--------------------------------------------------------------------------------





                       statement of additional information.) This policy has been incorporated into the Series' "code of ethics" which is available from the Series' Sec-retary upon request.

                       PORTFOLIO TRANSACTIONS Orders for the Series' portfolio securities transac- tions are placed by Capital Research and Management Company which strives to obtain the best available prices, taking into account the costs and quality of executions. There is no agreement or commitment to place orders with any broker-dealer. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold Contracts or have provided investment research, statistical and other re-lated services for the benefit of the Series and/or of other funds served by Capital Research and Management Company.

                       SHAREHOLDER VOTING RIGHTS All shares of the Se-ries have equal voting rights and are entitled to one vote per share with proportional voting for fractional shares; however, only shareholders of Class 2 shares will be entitled to vote on mat-ters relating either to Class 1 or Class 2 shares. There will not usually be a shareholder meeting in any year, except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       In matters which only affect a particular fund, the matter shall have been effectively acted upon by a majority vote of that fund even though: (1) the matter has not been approved by a majority vote of any other fund; or (2) the matter has not been approved by a majority vote of the Series.

                       The insurance company separate accounts, as the shareholders of the Series, have the right to vote Series shares at any meeting of sharehold-ers. However, the Contracts provide that the sep-arate accounts will vote Series shares in accor-dance with instructions received from owners of the Contracts. See the applicable Contract pro-spectus for information regarding Contract own-ers' voting rights. Since the funds use a com-bined prospectus, each fund may be liable for misstatements, inaccuracies, or incomplete dis-closure concerning any other fund contained in this prospectus.

       PURCHASES AND   Shares of the Series are currently offered only
         REDEMPTIONS   to insurance company separate accounts which fund
           OF SHARES   the Contracts. All such shares may be purchased
                       or redeemed by the separate accounts at net asset value, without any sales or redemption charges.
                       Such purchases and redemptions are made subse-quent to corresponding purchases and redemptions of units of the separate accounts without delay.

                       Except in extraordinary circumstances and as per-missible under the Investment Company Act of 1940, redemption proceeds will be paid on or be-fore the seventh day following the request for redemption.

                       PRICE OF SHARES The net asset value per share is calculated once daily at the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of each fund's total assets, less all lia-bilities, is divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

                                   APPENDIX

                          DESCRIPTION OF BOND RATINGS

  Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

  Standard & Poor's Corporation rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

                           LOGO This prospectus has been printed on recycled paper that meets the guidelines of the United States Environmental Protection Agency

LL24183-14                                                            26-101-497

                       Prospectus

                       American
                       Variable
                       Insurance
                       Series(R)
                       Class 2 Shares



                       April 1, 1997

                      AMERICAN VARIABLE INSURANCE SERIES
                                CLASS 2 SHARES

                             333 South Hope Street
                         Los Angeles, California 90071
                                (213) 486-9200

  American Variable Insurance Series (the "Series") is a fully managed, diversified, open-end investment company. The Series consists of nine funds, each of which has its own investment objective(s) and policies.

  Shares of the Series are offered only to insurance company separate accounts to serve as the funding vehicle for certain variable annuity and life insurance contracts ("Contract" or "Contracts").

  THE CONTRACTS INVOLVE CERTAIN FEES AND EXPENSES NOT DESCRIBED IN THIS PROSPECTUS AND ALSO MAY INVOLVE CERTAIN RESTRICTIONS OR LIMITATIONS ON THE ALLOCATION OF PURCHASE PAYMENTS OR CONTRACT VALUES TO ONE OR MORE FUNDS OF THE SERIES. IN PARTICULAR, CERTAIN FUNDS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT. SEE THE APPLICABLE CONTRACT PROSPECTUS FOR INFORMATION REGARDING FUND FEES AND EXPENSES OF THE CONTRACT AND ANY APPLICABLE RESTRICTIONS OR LIMITATIONS. THE SERIES OFFERS TWO CLASSES OF SHARES TO
INVESTORS: CLASS 1 SHARES AND CLASS 2 SHARES. THIS PROSPECTUS OFFERS ONLY CLASS 2 SHARES, WHICH WILL BECOME AVAILABLE APRIL 30, 1997, AND IS FOR USE WITH CONTRACTS THAT MAKE CLASS 2 SHARES AVAILABLE.

  The GLOBAL GROWTH FUND seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics of issuers domiciled around the world. THE FUND MAY NOT BE AVAILABLE IN ALL STATES ON APRIL 30, 1997.

  The GROWTH FUND seeks growth of capital by investing primarily in common stocks or securities with common stock characteristics, such as convertible preferred stocks, which demonstrate the potential for appreciation.

  The INTERNATIONAL FUND seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics of issuers domiciled outside the United States.

  The GROWTH-INCOME FUND seeks growth of capital and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

  The ASSET ALLOCATION FUND seeks high total return (including income and capital gains) consistent with preservation of capital over the long term through a diversified portfolio that can include common stocks and other equity-type securities, bonds and other intermediate and long-term fixed-income securities and money market instruments in any combination.

  The BOND FUND seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities.

  The HIGH-YIELD BOND FUND seeks high current income and secondarily seeks capital appreciation by investing primarily in intermediate- and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities. In addition to other risks, high-yield, high-risk bonds (also known as "junk bonds") are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are investments in lower yielding, higher rated bonds.

  The U.S. GOVERNMENT/AAA-RATED SECURITIES FUND seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. Government and other debt securities rated AAA or Aaa.

  The CASH MANAGEMENT FUND seeks high current yield while preserving capital by investing in a diversified selection of high-quality money market instruments.

  This prospectus presents information you should know before investing in the Series. You should keep it on file for future reference.

  More detailed information about the Series, including the Series' financial statements, is contained in the statement of additional information dated April 1, 1997, which has been filed with the Securities and Exchange Commission and is available to you without charge, by writing to the Secretary of the Series at the above address or telephoning 800/421-0180.

 YOU MAY LOSE MONEY  BY INVESTING IN THE FUNDS.  GENERALLY, THE LIKELIHOOD OF
  LOSS  IS  GREATER  IF YOU  INVEST  FOR  A  SHORTER PERIOD  OF  TIME.  YOUR
    INVESTMENT  IN THE  SERIES  IS  NOT A  DEPOSIT  OR  OBLIGATION  OF, OR
     INSURED, OR  GUARANTEED BY, ANY ENTITY OR PERSON  INCLUDING THE U.S.
       GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION NOR HAS THE  SECURITIES AND EXCHANGE COMMISSION PASSED
   UPON THE ACCURACY OR ADEQUACY  OF THIS PROSPECTUS. ANY REPRESENTATION TO
    THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN  ACCOMPANIED BY A CURRENT PROSPECTUS OF THE
 APPLICABLE CONTRACT. THIS PROSPECTUS AND THE APPLICABLE CONTRACT PROSPECTUS
       SHOULD BE READ CAREFULLY AND THEN RETAINED FOR FUTURE REFERENCE.

                 The date of this prospectus is April 1, 1997

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
   The following condensed financial information for 1991 through 1996 has been derived from financial statements which have been audited by Price Waterhouse LLP, independent accountants. The information for the years prior to 1991 was audited by other independent accountants. This information should be read in conjunction with the financial statements and accompanying notes which are included in the statement of additional information.

        Net asset            Net realized &
Period    value,     Net       unrealized     Total income   Dividends from  Distributions
ended   beginning investment   gain (loss)   from investment net investment     from  net       Total     Net asset value,
11/30   of period   income   on investments    operations        income      realized gains distributions  end of period
------  --------- ---------- --------------- --------------- --------------- -------------- ------------- ----------------

1987     $15.66     $ .14        $ (.78)         $ (.64)         $ (.11)         $ (.34)       $ (.45)         $14.57
1988      14.57       .33          2.85            3.18            (.28)           (.61)         (.89)          16.86
1989      16.86       .49          6.01            6.50            (.45)            --           (.45)          22.91
1990      22.91       .54         (2.27)          (1.73)           (.56)           (.64)        (1.20)          19.98
1991      19.98       .41          4.48            4.89            (.47)           (.22)         (.69)          24.18
1992      24.18       .29          4.25            4.54            (.31)/3/         --           (.31)          28.41
1993      28.41       .25          4.13            4.38            (.24)           (.21)         (.45)          32.34
1994      32.34       .24           .69             .93            (.24)          (1.09)        (1.33)          31.94
1995      31.94       .33         10.63           10.96            (.29)           (.80)        (1.09)          41.81
1996      41.81       .24          5.17            5.41            (.29)          (3.40)        (3.69)          43.53
------------------------------------------------------------------------------------------------------------------------

                                           International Fund/4/
1990     $10.00     $ .11        $ (.62)         $ (.51)         $ (.04)            --         $ (.04)         $ 9.45
1991       9.45       .22           .59             .81            (.24)            --           (.24)          10.02
1992      10.02       .19          (.09)            .10            (.21)         $ (.02)         (.23)           9.89
1993       9.89       .17          2.50            2.67            (.16)            --           (.16)          12.40
1994      12.40       .25          1.04            1.29            (.20)           (.22)         (.42)          13.27
1995      13.27       .34          1.02            1.36            (.33)           (.41)         (.74)          13.89
1996      13.89       .28          1.96            2.24            (.31)           (.29)         (.60)          15.53
------------------------------------------------------------------------------------------------------------------------

                                              Growth-Income Fund
1987     $17.46     $ .47        $(1.87)         $(1.40)         $ (.46)         $ (.08)       $ (.54)         $15.52
1988      15.52       .72          2.66            3.38            (.68)           (.18)         (.86)          18.04
1989      18.04       .78          3.93            4.71            (.74)           (.58)        (1.32)          21.43
1990      21.43       .82         (1.91)          (1.09)           (.86)           (.25)        (1.11)          19.23
1991      19.23       .75          2.63            3.38            (.79)           (.10)         (.89)          21.72
1992      21.72       .65          2.74            3.39            (.67)           (.27)         (.94)          24.17
1993      24.17       .63          2.12            2.75            (.63)           (.28)         (.91)          26.01
1994      26.01       .68           .14             .82            (.65)           (.88)        (1.53)          25.30
1995      25.30       .73          7.20            7.93            (.73)          (1.03)        (1.76)          31.47
1996      31.47       .71          5.55            6.26            (.74)          (1.26)        (2.00)          35.73
------------------------------------------------------------------------------------------------------------------------

                                       Asset Allocation Fund/6/
1989     $10.00     $ .08        $  .10          $  .18          $ (.01)            --         $ (.01)         $10.17
1990      10.17       .50          (.75)           (.25)           (.42)            --           (.42)           9.50
1991       9.50       .53          1.11            1.64            (.55)            --           (.55)          10.59
1992      10.59       .48           .94            1.42            (.49)         $ (.05)         (.54)          11.47
1993      11.47       .51           .67            1.18            (.49)           (.15)         (.64)          12.01
1994      12.01       .51          (.57)           (.06)           (.52)           (.18)         (.70)          11.25
1995      11.25       .50          2.69            3.19            (.50)           (.17)         (.67)          13.77
1996      13.77       .53          1.89            2.42            (.53)           (.48)        (1.01)          15.18
-----------------------------------------------------------------------------------------------------------------------

                                                  Bond Fund/7/
1996     $10.00     $ .40        $  .16          $  .56          $ (.25)            --         $ (.25)         $10.31
-----------------------------------------------------------------------------------------------------------------------

                                              High-Yield Bond Fund
1987     $13.49     $1.35        $ (.94)         $  .41          $(1.36)         $ (.32)       $(1.68)         $12.22
1988      12.22      1.26           .68            1.94           (1.33)           (.17)        (1.50)          12.66
1989      12.66      1.22           .10            1.32           (1.16)            --          (1.16)          12.82
1990      12.82      1.33         (1.02)            .31           (1.30)            --          (1.30)          11.83
1991      11.83      1.17          1.78            2.95           (1.25)            --          (1.25)          13.53
1992      13.53      1.10           .62            1.72           (1.08)            --          (1.08)          14.17
1993      14.17      1.09          1.20            2.29           (1.10)           (.19)        (1.29)          15.17
1994      15.17      1.27         (2.07)           (.80)          (1.23)           (.25)        (1.48)          12.89
1995      12.89      1.32          1.10            2.42           (1.32)            --          (1.32)          13.99
1996      13.99      1.28           .54            1.82           (1.30)            --          (1.30)          14.51
----------------------------------------------------------------------------------------------------------------------

                                  U.S. Government/AAA-Rated Securities Fund
1987     $11.62     $ .85        $(1.21)         $ (.36)         $ (.79)            --         $ (.79)         $10.47
1988      10.47       .93           .02             .95            (.97)            --           (.97)          10.45
1989      10.45       .78           .30            1.08            (.79)            --           (.79)          10.74
1990      10.74       .83          (.11)            .72            (.80)            --           (.80)          10.66
1991      10.66       .77           .58            1.35            (.79)            --           (.79)          11.22
1992      11.22       .75           .32            1.07            (.76)            --           (.76)          11.53
1993      11.53       .74           .68            1.42            (.75)         $ (.05)         (.80)          12.15
1994      12.15       .76         (1.30)           (.54)           (.74)           (.07)         (.81)          10.80
1995      10.80       .82           .71            1.53            (.81)            --           (.81)          11.52
1996      11.52       .83          (.24)            .59            (.82)            --           (.82)          11.29
-------------------------------------------------------------------------------------------------------------------------

                                             Cash Management Fund
1987     $10.65     $ .54        $  .08          $  .62          $ (.54)            --         $ (.54)         $10.73
1988      10.73       .60           .11             .71            (.56)            --           (.56)          10.88
1989      10.88       .81           .12             .93            (.81)            --           (.81)          11.00
1990      11.00       .71           .13             .84            (.70)            --           (.70)          11.14
1991      11.14       .62           .01             .63            (.66)            --           (.66)          11.11
1992      11.11       .35           .01             .36            (.43)            --           (.43)          11.04
1993      11.04       .29           --              .29            (.31)            --           (.31)          11.02
1994      11.02       .37           .02             .39            (.32)            --           (.32)          11.09
1995      11.09       .63          (.02)            .61            (.59)            --           (.59)          11.11
1996      11.11       .54           .01             .55            (.54)            --           (.54)          11.12
------------------------------------------------------------------------------------------------------------------------


                                     Ratio of   Ratio of net    Average
Period                 Net assets,   expenses    income to    commissions Portfolio
ended                 end of period to average    average      paid per   turnover
11/30   Total return  (in millions) net assets   net assets    share/1/     rate
------- ------------- ------------- ----------- ------------- ----------- -----------
                                  Growth Fund
1987       (4.34)%       $   99         .63%         .97%        7.01c       14.0%
1988       22.34             48         .72         1.72         7.36         7.1/2/
1989       38.87            173         .60         2.97         7.53        29.2
1990       (7.87)           304         .59         3.00         7.26        16.8
1991       24.90            700         .56         1.94         6.81         9.8
1992       18.90          1,212         .53         1.15         6.89        11.2
1993       15.59          1,737         .50          .86         6.43        20.4
1994        2.92          2,027         .49          .78         6.09        29.6
1995       35.35          3,154         .47          .92         5.91       35.47
1996       14.32          3,860         .44          .61         5.42       30.88
--------------------------------------------------------------------------------

                             International Fund/4/
1990       (5.08)%       $   66        1.03%/5/     3.18%/5/     3.74c        4.5%
1991        8.67            197        1.04         2.62         2.43         8.2
1992         .90            360        1.00         2.11         1.22        16.7
1993       27.20            840         .96         1.75          .23        17.7
1994       10.48          1,405         .80         2.03         1.01        19.7
1995       10.78          1,703         .75         2.64          .16       24.66
1996       16.66          2,370         .69         1.99         1.24       32.08
--------------------------------------------------------------------------------

                              Growth-Income Fund
1987       (8.59)%       $  217         .59%        2.85%        7.04c        6.8%
1988       22.13            102         .67         3.59         7.60        14.3/2/
1989       27.32            305         .58         4.94         7.18        16.7
1990       (5.27)           535         .56         4.77         7.80         9.7
1991       17.83          1,022         .56         3.80         7.23        11.1
1992       15.90          1,704         .52         3.01         7.46        13.6
1993       11.63          2,436         .49         2.66         7.02        24.9
1994        3.21          2,740         .47         2.72         6.39        29.3
1995       33.14          3,953         .44         2.70         6.21       26.91
1996       21.02          5,249         .41         2.26         5.75       31.27
--------------------------------------------------------------------------------

                           Asset Allocation Fund/6/
1989        1.70 %       $   33         .59%/5/     5.78%/5/     3.20c        --
1990       (2.34)           106         .64         6.70         6.83        14.4%
1991       17.63            194         .59         5.56         7.42        15.1
1992       13.69            359         .57         4.73         7.12        19.7
1993       10.59            578         .55         4.66         6.85        19.0
1994        (.54)           637         .53         4.55         6.38        36.1
1995       29.45            870         .52         4.11         6.27       39.89
1996       18.65          1,141         .49         3.88         5.60       50.62
--------------------------------------------------------------------------------

                                 Bond Fund/7/
1996        5.74 %/8/    $   77        .52%/8/      6.18%/8/      --        32.83%/8/
-------------------------------------------------------------------------------------

                             High-Yield Bond Fund
1987        2.96 %       $   70         .63%       10.89%         --         61.9%
1988       16.95             26         .77        10.62          --         23.6/2/
1989       10.85             50         .72        12.30          --         28.2
1990        2.49             58         .68        11.17          --         22.7
1991       26.22            107         .63         9.81          --         18.1
1992       13.14            197         .59         8.88          --         47.4
1993       17.09            379         .56         8.18          --         34.1
1994       (5.71)           390         .54         9.37          --         38.5
1995       19.81            534         .54        10.12          --        31.73
1996       13.75            662         .53         9.27          --        44.81
--------------------------------------------------------------------------------

                   U.S. Government/AAA-Rated Securities Fund
1987       (3.17)%       $   47         .67%        8.24%         --        105.6%
1988        9.50             28         .77         8.32          --         47.5/2/
1989       10.82             78         .66         8.61          --         14.5
1990        7.11            126         .61         8.58          --         24.0
1991       13.24            240         .58         7.91          --         27.1
1992        9.83            360         .57         7.08          --         40.0
1993       12.65            505         .55         6.42          --         21.7
1994       (4.58)           463         .54         6.69          --         45.2
1995       14.73            542         .54         7.37          --        30.11
1996        5.49            512         .53         7.33          --        30.45
--------------------------------------------------------------------------------

                             Cash Management Fund
1987        6.01 %       $   57         .68%        5.90%         --          --
1988        6.88             31         .76         6.75          --          --
1989        8.90             58         .68         8.26          --          --
1990        7.91            143         .60         7.48          --          --
1991        5.84            163         .58         5.65          --          --
1992        3.31            197         .53         3.24          --          --
1993        2.67            206         .51         2.57          --          --
1994        3.59            221         .49         3.60          --          --
1995        5.65            193         .49         5.37          --          --
1996        5.09            240         .47         4.94          --          --
------------------------------------------------------------------------------------

------

 1. Brokerage commissions paid on       4. Commenced operations May 1, 1990.
    portfolio transactions increase     5. Annualized
    the cost of securities purchased    6. Commenced operations August 1,
    or reduce the proceeds of              1989.
    securities sold, and are not        7. Commenced operations January 2,
    separately reflected in the            1996.
    funds' statement of operations.     8. Based on operations for the period
    Shares traded on a principal           shown and, accordingly, not
    basis, (without commissions).          representative of a full year's
    such as fixed-income                   operations.
    transactions, are excluded.         No information is presented for the
    Generally, non-U.S. commissions     Global Growth Fund since it had no
    are lower than U.S. commissions     investment operations as of April 1,
    when expressed as cents per         1997.
    share but higher when expressed
    as a percentage of transactions
    because of the lower per-share
    prices of many non-U.S.
    securities.
 2. Percentages are exclusive of the redemption in kind which occurred March 29, 1988.
 3. Amount includes net realized
    short-term gains treated as net
    investment income for federal
    income tax purposes.

--------------------------------------------------------------------------------





                       THE FUNDS The Series consists of nine funds, each
          INVESTMENT   representing a separate fully managed diversified
      OBJECTIVES AND   portfolio of securities. The nine funds are the
     POLICIES OF THE   Global Growth Fund, the Growth Fund, the Interna-
               FUNDS   tional Fund, the Growth-Income Fund, the Asset
                       Allocation Fund, the Bond Fund, the High-Yield
                       Bond Fund, the U.S. Government/AAA-Rated Securi-ties Fund and the Cash Management Fund. The Se-ries offers two classes of fund shares: Class 1 shares and Class 2 shares. This prospectus offers
                       Class 2 shares only. The Board of Trustees may establish additional funds and classes in the fu-ture. The investment objective(s) and policies of each fund are discussed below. Investment policy limits as stated below are measured at the time of purchase. MORE INFORMATION ON THE FUNDS IS
                       CONTAINED IN THE SERIES' STATEMENT OF ADDITIONAL
                       INFORMATION.

 The Series consists   Shares of the Series are currently offered only
 of nine funds, each   to separate accounts of various insurance compa-
        with its own   nies to serve as the underlying investment for
          investment   both variable annuity and variable life insurance
    objective(s) and   contracts. All such shares may be purchased or
           policies.   redeemed by the separate accounts without any
                       sales or redemption charges at net asset value.
                       Due to differences in tax treatment or other con-siderations, the interests of various Contract owners participating in a fund might at some time be in conflict. The Board of Trustees will moni-tor the Series' operations for any material con-flicts and determine what action, if any, should be taken.

                       PLAN OF DISTRIBUTION Class 2 shares pay 0.25% of average net assets annually, pursuant to a plan of distribution or "12b-1 Plan." Currently, Class 2 shares are available only through Ameri-can Legacy III, a variable annuity contract is-sued by Lincoln National Life Insurance Company ("Lincoln National"). Amounts paid under the 12b-1 Plan are used by Lincoln National to cover the expense of certain Contract owner services ren-dered by Lincoln National and investment dealers. Class 2 shares pay only their proportionate share of Series expenses plus plan of distribution ex-penses.

                       INVESTMENT RESTRICTIONS Each fund's fundamental investment restrictions (as described in the statement of additional information) and objec-tive(s) may not be changed without shareholder approval. All other investment practices may be changed by the Series' Board of Trustees.


   The Global Growth   GLOBAL GROWTH FUND The investment objective of
       Fund seeks to   the Global Growth Fund is to achieve long-term
    provide you with   growth of capital by investing in securities of
 long-term growth of   issuers domiciled around the world.
   capital generally
     by investing in   The fund will invest primarily in common stocks
   equity securities   under normal market conditions. These securities
          of issuers   may be denominated in various currencies.The fund
    domiciled around   may also invest in securities through depositary
          the world.   receipts which may be denominated in various cur-
                       rencies. For example, the fund may purchase Amer-ican Depositary Receipts which are U.S. dollar denominated securities designed for use in the U.S. securities markets which represent and may be converted to the underlying security.

                       When prevailing market, economic, political or currency conditions warrant, the fund may invest in other securities such as preferred stock, debt securities and other securities convertible into common stock. The fund may also invest in straight debt securities (generally rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent qual-ity by the fund's investment adviser, Capital Re-search and Management Company). Up to 10% of the fund's assets may be invested in lower rated straight debt securities (including securities commonly referred to as "junk bonds" or "high-yield, high-risk bonds") or in unrated securities determined to be of equivalent quality. High-yield, high-risk bonds carry a higher degree of investment risk than higher rated bonds and are considered speculative. See the Appendix for a description of the various bond ratings, and "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below. In addi-tion, the

--------------------------------------------------------------------------------





                       fund may at times hold a portion of its assets in cash and money market instruments denominated in U.S. dollars or other currencies. See "Securities and Investment Techniques--Money Market Instru-ments."

                       Investments may be made from time to time in se-curities of companies domiciled in, or govern-ments of, developing countries. See "Securities and Investment Techniques--Investing in Various Countries."

                       The fund has the ability to purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. See "Securities and Investment Techniques--Cur-rency Transactions."

                       Under normal market conditions, the fund will in-vest in issuers domiciled in at least three coun-tries, with no more than 40% of its assets in-vested in issuers domiciled in any one country. (In determining the domicile of an issuer, Capi-tal Research and Management Company takes into account such factors as where the company is le-gally organized, where it maintains principal corporate offices and where it conducts its prin-cipal operations.)

     The Growth Fund   GROWTH FUND The investment objective of the
               seeks   Growth Fund is growth of capital. Whatever cur-
 to provide you with   rent income is generated by the fund is likely to
  growth of capital.   be incidental to the objective of capital growth.
                       Ordinarily, the fund seeks to achieve this objec-tive by investing primarily in common stocks or securities with common stock characteristics.
                       When the outlook for common stocks is not consid-ered promising, for temporary defensive purposes, a substantial portion of the assets may be in-vested in securities of the U.S. Government, its agencies and instrumentalities, cash, and money market instruments. See "Securities and Invest-ment Techniques" below.

                       The fund's assets may be invested in securities of non-U.S. issuers, which are generally denomi-nated in currencies other than the U.S. dollar, although there is no requirement that the fund maintain investments in non-U.S. issuers. See "Securities and Investment Techniques--Investing in Various Countries" below.

                       Up to 10% of the fund's assets may be invested in straight debt securities rated BB or below by Standard & Poor's Corporation and Ba or below by Moody's Investors Services, Inc. or in unrated securities that are determined to be of equiva-lent quality, provided the fund's investment ad-viser, Capital Research and Management Company, determines that these securities have character-istics similar to the equity securities eligible for purchase by the fund. These securities are commonly referred to as "junk bonds" or "high-yield, high-risk bonds," carry a higher degree of investment risk than higher rated bonds and are considered speculative. See the Appendix for a further description of the various bond ratings, and "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below. As of the last day of the fund's most recent fiscal year, the fund did not hold any junk bonds.

   The International   INTERNATIONAL FUND The investment objective of
        Fund aims to   the International Fund is to achieve long-term
    provide you with   growth of capital by investing primarily in secu-
    long-term growth   rities of issuers domiciled outside the United
        ofcapital by   States. The fund's investment approach is based
         investingin   on the belief that economic and political devel-
          securities   opments have helped to create new opportunities
           ofissuers   outside the U.S.
    domiciledoutside
            the U.S.

                       The fund may also invest in securities through depositary receipts which may be denominated in various currencies. For example, the fund may purchase American Depositary Receipts which are U.S. dollar denominated securities designed for use in the U.S. securities markets which repre-sent and may be converted to the underlying secu-rity.

                       When prevailing market, economic, political or currency conditions warrant, the fund may invest in securities convertible into common stocks, straight

--------------------------------------------------------------------------------





                       debt securities (generally rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality by Capital Research and Management Company), government securities, or nonconvertible preferred stocks. Up to 5% of the fund's assets may also be invested in lower rated straight debt securities (including securities commonly referred to as "junk bonds" or "high-yield, high-risk bonds") or in unrated securities that are determined to be of equivalent quality. High-yield, high-risk bonds carry a higher degree of investment risk than higher rated bonds and are considered speculative. See the Appendix for a description of the various bond ratings. These securities may also be issued by non-U.S. entities.

                       The fund has the ability to purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. See "Securities and Investment Techniques--Cur-rency Transactions."

                       Under normal circumstances, the fund will invest at least 65% of its assets in equity securities (including depositary receipts) of issuers domi-ciled outside the U.S., including those domiciled in developing countries. The fund may at times hold a portion of its assets in various curren-cies or in cash equivalents which may be denomi-nated in U.S. dollars or other currencies (in-cluding U.S. Government securities, certificates of deposit, time deposits, commercial paper, bankers' acceptances and other high-quality short-term debt securities). See "Securities and Investment Techniques--Investing in Various Coun-tries." Additionally, for temporary defensive purposes, the fund may at times maintain all or any part of its assets in cash and cash equiva-lents.

   The Growth-Income   GROWTH-INCOME FUND  The investment objective of
       Fund seeks to   the Growth-Income Fund is growth of capital and
    provide you with   income. In the selection of securities for in-
  capital growth and   vestment, the possibilities of appreciation and
             income.   potential dividends are given more weight than
                       current yield. Ordinarily, the fund will invest primarily in common stocks. However, the fund may invest in other types of securities, including other equity-type securities (such as convertible bonds), bonds (and other types of fixed-income securities) and money market instruments, to the extent consistent with its investment objective.

                       Up to 5% of the fund's assets may be invested in straight debt securities rated BB or below by Standard & Poor's Corporation and Ba or below by Moody's Investors Services, Inc. or in unrated securities that are determined to be of equiva-lent quality by Capital Research and Management Company. These securities are commonly referred to as "junk bonds" or "high-yield, high-risk bonds," carry a higher degree of investment risk than higher rated bonds and are considered specu-lative. See the Appendix for a description of the various bond ratings.

                       Up to 10% of the fund's assets may be invested in the equity securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market), provided those securities are either held through depositary receipts which are U.S. dollar denominated or are traded on the New York Stock Exchange. Since the fund limits its investments in non-U.S. securities as described above, the fund has no current intention to engage in forward currency transactions. See "Securities and Investment Techniques--Investing in Various Countries."

--------------------------------------------------------------------------------






           The Asset   ASSET ALLOCATION FUND The investment objective of
     Allocation Fund   the Asset Allocation Fund is high total return
 aims to provide you   (including income and capital gains) consistent
     with high total   with preservation of capital over the long term.
          return and   The fund seeks to achieve its objective by in-
     preservation of   vesting in a diversified portfolio that can in-
    capital over the   clude common stocks and other equity-type securi-
          long-term.   ties (such as convertible bonds), bonds and other
                       intermediate- and long-term fixed income securi-ties, and money market instruments (debt securi-ties maturing in one year or less).

                       Capital Research and Management Company will de-termine the relative mix of equities, fixed-in-come securities and money market instruments for the fund's portfolio. The determination will be based on its view of long-term economic and mar-ket trends and the relative risks and opportuni-ties for long-term total return of the different classes of assets. Under normal conditions, Capi-tal Research and Management Company expects (but is not required) to maintain an investment mix falling within the following ranges: 40% to 80% in equities; 20% to 50% in fixed-income securi-ties, and 0% to 40% in money market instruments. Capital Research and Management Company does not intend to make frequent shifts within these broad ranges. Rather it intends in normal situations to make any shifts in the fund's asset allocation gradually over time based on its views of long-term trends and conditions.

                       Up to 10% of the fund's assets may be invested in the equity securities of issuers domiciled out-side the U.S., provided those securities are ei-ther held through depositary receipts which are U.S. dollar denominated or are traded on the New York Stock Exchange. Since the fund limits its investments in non-U.S. equity securities as such, the fund has no current intention to engage in forward currency transactions. See "Securities and Investment Techniques--Investing in Various Countries."

                       The fund's fixed-income investments will consist primarily of "investment grade" bonds; that is, bonds that are rated BBB or better by Standard & Poor's Corporation or Baa or better by Moody's Investors Service, Inc., or that are unrated but considered by Capital Research and Management Company to be of equivalent credit quality. Up to 25% of the fund's fixed-income assets may be invested in securities that are below investment grade as defined above, including securities rated as low as CC by S&P or Ca by Moody's. Securities rated Ba and BB or below or unrated securities that are determined to be of equivalent quality (commonly known as "junk" or "high-yield, high-risk" bonds) are subject to special review before purchase. These bonds are subject to greater market fluctuations and risk of loss of income and principal due to default by the issuer than are investments in lower yielding, higher-rated bonds. See the Appendix for a further description of the various bond ratings, and "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below. During the previous fiscal year, the approximate monthly average percentages of the Asset Allocation Fund's fixed-income net assets based on the higher of the Moody's or S&P rating categories were: Aaa/AAA -- 11.26%;
                       Aa/AA -- 0.92%; A/A -- 2.93%; Baa/BBB -- 5.35%;
                       Ba/BB -- 1.13%; B/B -- 1.46%; and Caa/CCC --
                        0.14%. Non-rated investments (including equity-
                       type securities) and cash or cash equivalents amounted to 62.16% and 14.65%, respectively, of the fund's assets.

                       The fund's investments in non-U.S. fixed-income securities will be concentrated in securities is-sued or guaranteed as to principal and interest by foreign governments or their agencies or in-strumentalities or by multinational agencies. The fund may purchase and sell currencies to facili-tate settlement of trades; however, it does not currently intend to enter into forward currency contracts.

--------------------------------------------------------------------------------






 The Bond Fund seeks   BOND FUND The investment objective of the Bond
 to provide you with   Fund is to provide as high a level of current in-
 high current income   come as is consistent with the preservation of
    while preserving   capital. The fund invests in a broad variety of
        yourcapital.   fixed-income securities, including marketable
                       corporate debt securities, loan participations,
                       U.S. Government securities, mortgage-related se-curities, other asset-backed securities and cash or money market instruments. Normally, at least
                       65% of the fund's assets will be invested in bonds. (For this purpose, bonds are considered any debt securities having initial maturities in excess of one year.) In addition, the fund may invest up to 20% in preferred stocks.

                       At least 65% of the value of the fund's assets, measured at the time of purchase, must be in-vested in debt securities that are rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation or unrated but determined to be of equivalent qual-ity by Capital Research and Management Company. Securities rated Baa or BBB have speculative characteristics. See the Appendix for a descrip-tion of the various bond ratings.

                       At least 35% of the value of the fund's assets must be invested in debt securities that are rated A or better or, if not rated, determined to be of equivalent quality.

                       Up to 35% of the assets of the fund may be in-vested in debt securities rated Ba and BB or be-low, or in unrated securities that are determined to be of equivalent quality. These securities may be rated as low as Ca by Moody's or CC by S&P. See the Appendix for a further description of the various bond ratings.

                       Securities rated Ba and BB or below or unrated securities that are determined to be of equivalent quality (commonly known as "junk" or "high-yield, high-risk" bonds) are considered speculative and typically are subject to greater market fluctuations and risk of loss of income and principal due to default by the issuer than are investments in lower yielding, higher-rated bonds. See "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below. During the previous fiscal year, the approximate monthly average percentages of the Bond Fund's net assets based on the higher of the Moody's or S&P rating categories were: Aaa/AAA -- 47.65%; Aa/AA --
                        1.08%; A/A -- 3.08%; Baa/BBB -- 8.07%; Ba/BB --
                        6.41%; and B/B -- 10.05%. Non-rated investments
                       (including equity-type securities) and cash or cash equivalents amounted to 3.14% and 20.52%, respectively, of the fund's assets.

                       The fund may invest in fixed-income securities of corporations or governmental entities outside the U.S.; however, no more than 20% of the fund's as-sets will be invested in non-U.S. dollar denomi-nated securities including those of issuers domi-ciled in developing countries. The fund may pur-chase or sell various currencies on either a spot or forward basis in connection with non-U.S. dol-lar investments. See "Securities and Investment Techniques--Currency Transactions" below.

 The High-Yield Bond   HIGH-YIELD BOND FUND The primary investment ob-
       Fund seeks to   jective of the High-Yield Bond Fund is high cur-
    provide you with   rent income and its secondary investment objec-
 high current income   tive is capital appreciation. Under normal market
   and, secondarily,   conditions the fund will be invested in fixed-in-
             capital   come securities, with emphasis on higher yield-
       appreciation.   ing, higher risk, lower rated or unrated corpo-
                       rate bonds.

                       High-yield, high-risk bonds (also known as "junk bonds") generally include any bonds rated Ba or below by Moody's Investors Service, Inc. and BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent qual-ity by Capital Research and Management Company. Bonds rated Ba or BB or below are considered speculative. The High-Yield Bond

--------------------------------------------------------------------------------




                       Fund may invest without limitation in bonds rated as low as Ca by Moody's or CC by S&P (or in bonds that are unrated but determined to be of equivalent quality). In addition, the fund may invest up to 10% of its total assets in bonds rated C by Moody's or D by S&P (or in bonds that are unrated but determined to be of equivalent quality). See the Appendix for a further description of the various bond ratings. During the previous fiscal year, the approximate monthly average percentages of the High-Yield Bond Fund's net assets based on the higher of the Moody's or S&P rating categories were: Aaa/AAA -- 7.31%; Baa/BBB -- 1.42%;
                       Ba/BB -- 25.71%; B/B -- 50.67%; and Caa/CCC --
                        3.35%. Non-rated investments (including equity-
                       type securities) and cash or cash equivalents amounted to 3.55% and 7.99%, respectively, of the fund's assets.

                       In pursuing its secondary investment objective of capital appreciation, the Series may purchase high-yield bonds that are expected by Capital Re-search and Management Company to increase in value due to improvements in their credit quality or ratings or anticipated declines in interest rates. In addition, the fund may invest for this purpose up to 25% of its assets in common stocks or other equity or equity-related securities. Eq-uity-type securities normally will be purchased as part of a unit with fixed-income securities or when an unusual opportunity for capital apprecia-tion is perceived due to an anticipated improve-ment in the issuer's credit quality or ratings.

                       Up to 25% of the fund's assets may be invested in securities of non-U.S. issuers, which are gener-ally denominated in currencies other than the U.S. dollar.

                       Under normal conditions the fund will invest pri-marily in higher yielding obligations which may include loan participations in addition to corpo-rate bonds. The fund also may invest in securi-ties of the U.S. Government, its agencies and in-strumentalities, cash, and money market instru-ments. See "Securities and Investment Techniques" below.

                       RISKS OF INVESTING IN HIGH-YIELD, HIGH-RISK
                       SECURITIES "High-yield, high risk" bonds, also known as "junk bonds," have speculative charac-teristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly. It may be more difficult to dispose of, or to de-termine the value of, high-yield, high-risk bonds.

                       High-yield, high-risk bonds may be very sensitive to adverse economic changes and may be less sen-sitive to interest rate changes. In addition, pe-riods of economic uncertainty and changes may in-crease volatility of market prices and yields of high-yield, high-risk bonds and in turn, the fund's net asset value. High-yield, high-risk bonds may contain redemption or call provisions which, if exercised during a period of declining interest rates, may cause the fund to have to re-place the security with a lower yielding securi-ty, resulting in a decreased return for invest-ors. Furthermore, there may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds.

                       Capital Research and Management Company attempts to reduce the risks described above through di-versification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legisla-tive developments.

                       There can be, of course, no assurance that the fund's investment objectives will be realized or that the net return on an investment in the fund will equal or exceed that which could have been obtained through other investment or savings ve-hicles. Contract owners should carefully review the investment objectives and policies of the fund and consider their ability to assume the risks involved before making any investment in the fund.

--------------------------------------------------------------------------------






            The U.S.   U.S. GOVERNMENT/AAA-RATED SECURITIES FUND The in-
     Government/AAA-   vestment objective of the U.S. Government/AAA-
    Rated Securities   Rated Securities Fund is a high level of current
        Fund aims to   income consistent with prudent investment risk
    provide you with   and preservation of capital. It seeks to achieve
 high current income   its objective by investing primarily in a combi-
    while preserving   nation of (i) securities guaranteed by the U.S.
       your capital.   Government (i.e., backed by the full faith and
                       credit of the United States) and (ii) other debt securities (including corporate bonds) rated AAA by Standard & Poor's Corporation or Aaa by
                       Moody's Investors Service, Inc. (or unrated but determined to be of equivalent quality by Capital
                       Research and Management Company). The fund may purchase obligations of non-U.S. corporations or governmental entities, provided they are U.S.
                       dollar denominated and highly liquid. Except when the fund is in a temporary defensive investment position, at least 65% of its total assets will be invested in these securities, including secu-rities held subject to repurchase agreements.

                       The fund anticipates that it will invest in Gov-ernment National Mortgage Association ("GNMA") certificates, which are mortgage-backed securi-ties representing part ownership of a pool of mortgage loans on which timely payment of inter-est and principal is guaranteed by the U.S. Gov-ernment. The fund also may invest in securities issued by U.S. Government agencies or instrumen-talities that are not backed by the full faith and credit of the U.S. Government; in short-term debt securities of private issuers (including certificates of deposit, bankers' acceptances, and commercial paper rated A-1 by S&P or Prime-1 by Moody's); and in securities issued by finan-cial institutions such as commercial banks, sav-ings and loan associations, mortgage bankers and securities broker-dealers which represent a di-rect or indirect interest in a pool of mortgages. See "Securities and Investment Techniques" below. The fund may not purchase any security, other than a U.S. Government security or a short-term debt security described above, that is not rated AAA by S&P or Aaa by Moody's (or that is unrated but determined to be of equivalent quality by Capital Research and Management Company). Howev-er, if the rating of a security currently being held by the fund is reduced below AAA or Aaa the fund is not required to dispose of the security.

 The Cash Management   CASH MANAGEMENT FUND The investment objective of
       Fund seeks to   the Cash Management Fund is high current yield
    provide you with   while preserving capital. It seeks to achieve
  high current yield   this objective by investing in high quality money
    while preserving   market instruments that mature, or may be re-
            capital.   deemed or resold, in 13 months or less (25 months
                       or less in the case of U.S. Government securi-
                       ties). The fund invests only in such instruments that are determined, in accordance with proce-dures established by the Series' Board of Trust-ees, to present minimal credit risks. The fund's investments may include, but are not limited to, commercial paper rated in the highest rating cat-egory by Moody's Investors Service, Inc. and
                       Standard & Poor's Corporation, instruments is-sued, guaranteed or insured by the U.S. Govern-ment, its agencies or instrumentalities as to the payment of principal and interest, and other se-curities rated in the highest two categories by either Moody's or S&P, provided the issuer has commercial paper rated in the highest rating cat-egory by Moody's or S&P. The fund also may enter into repurchase agreements. See "Securities and Investment Techniques" below.

                       Although there is no guarantee that the fund's investment objective will be achieved, invest-ments in the Cash Management Fund should present the least market risk of any of the funds because it invests only in high-quality short-term debt obligations. However, an investment in this fund is subject to the risks of changes in market in-terest rates and of the economy as a whole. Note that the return on an investment in the Cash Man-agement Fund should not be the same as the return on an investment in a money market fund which is available directly to the public, even where gross yields are equivalent, due to the fees im-posed at the Contract level. The Cash Management Fund yield for the seven days ended November 30, 1996 was 4.77% on an annualized basis.

--------------------------------------------------------------------------------





      SECURITIES AND   EQUITY SECURITIES Equity securities represent an
          INVESTMENT   ownership position in a company. These securities
          TECHNIQUES   include common stocks, preferred stocks, and
                       securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The funds' results will be related to the overall market for these securities.

   The nine funds of   DEBT SECURITIES Bonds and other debt securities
   the Series invest   are used by issuers to borrow money. Issuers pay
   in a wide variety   investors interest and must repay the amount bor-
 of securities which   rowed at maturity. Some debt securities, such as
      are subject to   zero coupon bonds, do not pay current interest
  varying degrees of   but are purchased at a discount from their face
               risk.   values. The prices of debt securities fluctuate
                       depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

                       U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obli-gations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and inter-est by the U.S. Treasury.

                       Certain securities issued by U.S. Government in-strumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the dis-cretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing gov-ernment agency or instrumentality.

                       MORTGAGE-RELATED SECURITIES The funds may invest in Government National Mortgage Association
                       (GNMA) certificates and the U.S. Government/AAA-Rated Securities Fund expects to invest substantially in these and other mortgage-related securities. GNMA certificates are securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity.

                       Although the mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be repaid prior to maturity. Due to the prepayment feature and the need to reinvest prepayments of principal at cur-rent market rates, which may occur at higher or lower yields than the original yield, GNMA cer-tificates may be less effective than typical bonds at "locking in" yields during periods of declining interest rates.

                       The funds also may invest in securities repre-senting interests in pools of conventional mort-gage loans issued by the Federal National Mort-gage Association (FNMA) or by the Federal Home Loan Mortgage Corporation (FHLMC).

                       In addition, the funds may invest in collateral-ized mortgage obligations (CMOs) and mortgage-backed bonds. A CMO is made up of a series of bonds of varying maturities that together are fully collateralized directly or indirectly by a pool of mortgages on which the payments of prin-cipal and interest are dedicated to payment of principal and interest on the bonds. Mortgage-backed bonds are general obligations fully col-lateralized directly or indirectly by a pool of mortgages, but on which payments are not passed through directly. The fund will only purchase CMOs or mortgage-backed bonds which are fully collateralized by securities issued by GNMA, FNMA, or FHLMC and or mortgages insured by GNMA.

--------------------------------------------------------------------------------





                       MONEY MARKET INSTRUMENTS The funds invest in various high-quality money market instruments that mature, or may be redeemed or resold, in 13 months or less (25 months in the case of U.S. government securities). These include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less), and (4) savings association obligations (certificates of deposit issued by savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

                       REPURCHASE AGREEMENTS The funds may enter into repurchase agreements, under which they buy a se-curity and obtain a simultaneous commitment from the seller to repurchase a security at a speci-fied time and price. The seller must maintain with the Series' custodian collateral equal to at least 100% of the repurchase price including ac-crued interest as monitored daily by Capital Re-search and Management Company. If the seller un-der the repurchase agreement defaults, a fund may incur a loss if the value of the collateral se-curing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy pro-ceedings are commenced with respect to the sell-er, liquidation of the collateral by a fund may be delayed or limited.

                       FORWARD COMMITMENTS The funds may enter into com-mitments to purchase or sell securities at a fu-ture date. When a fund agrees to purchase such securities it assumes the risk of any decline in value of the securities beginning on the date of the agreement. When a fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to de-liver or pay for the securities, a fund could miss a favorable price or yield opportunity, or could experience a loss.

                       The Asset Allocation Fund, the Bond Fund, the High-Yield Bond Fund, and the U.S. Government/AAA-Rated Securities Fund also may en-ter into "roll" transactions, which consist of the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The funds assume the rights and risks of owner-ship, including the risk of price and yield fluc-tuations as of the time of the agreement.

                       U.S. PRIVATE PLACEMENTS The Global Growth Fund, the Growth Fund, the International Fund, the Growth-Income Fund, the Asset Allocation Fund, the Bond Fund and the High-Yield Bond Fund may invest in private placements. Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in such private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act (for example, private placements sold pursuant to Rule
                       144A). Accordingly, all such private placements will be considered illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the

--------------------------------------------------------------------------------





                       commitment of dealers to make markets under procedures adopted by the Series' Board of Trustees. Additionally, investing in private placement securities could have the effect of increasing the level of illiquidity of a fund's portfolio to the extent that "qualified" institutional investors become, for a period of time, uninterested in purchasing these securities.

                       INVESTING IN VARIOUS COUNTRIES The Global Growth Fund, the Growth Fund, the International Fund, the Asset Allocation Fund, the Bond Fund and the High-Yield Bond Fund may invest in securities of issuers domiciled outside the U.S. which may be denominated in currencies other than the U.S. dollar. Investing outside the U.S. can involve special risks, particularly in certain developing countries, caused by, among other things; fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the funds' investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the funds will bear certain expenses in connection with their currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       The Growth-Income Fund and the Asset Allocation Fund may invest in the equity securities of is-suers domiciled outside the U.S., provided those securities are either held through depositary re-ceipts which are U.S. dollar denominated or are traded on the New York Stock Exchange, and the Asset Allocation Fund may invest in non-U.S. fixed-income securities denominated in currencies other than the U.S. dollar. In addition, the U.S. Government/AAA-Rated Securities Fund may purchase obligations of non-U.S. corporations or govern-mental entities, provided they are U.S. dollar denominated and highly liquid. Accordingly, while the risks mentioned above are still present, they are present to a lesser extent.

                       CURRENCY TRANSACTIONS The Global Growth Fund, the Growth Fund, the International Fund, the Bond Fund and the High-Yield Bond Fund may purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. The Asset Allocation Fund may purchase and sell currencies to facilitate settlements of fixed-income securities transactions but has no current intention of entering into forward currency contracts. While entering into forward transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The funds generally will not attempt to protect against all potential changes in exchange rates.

--------------------------------------------------------------------------------





                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolios of the funds are divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by each fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may, from time to time, make investment decisions with respect to a portion of each fund's portfolio. The primary individual portfolio counselors for the Series are listed below.

                                                                            YEARS OF EXPERIENCE AS
                                                                PORTFOLIO COUNSELOR (AND RESEARCH PROFESSIONAL,
      PORTFOLIO                                                          IF APPLICABLE) FOR THE FUNDS
      COUNSELORS                                                                   INDICATED
    FOR THE SERIES                  PRIMARY TITLE(S)                             (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------
                         YEARS OF EXPERIENCE AS
                         INVESTMENT PROFESSIONAL
                              (APPROXIMATE)
                          WITH CAPITAL
                          RESEARCH AND
      PORTFOLIO            MANAGEMENT
      COUNSELORS         COMPANY OR ITS     TOTAL
    FOR THE SERIES         AFFILIATES       YEARS
---------------------------------------------------------------------------------------------------------------
 James K. Dunton         Senior Vice President of the Series.   Growth-Income Fund--since the fund
                         Senior Vice President and Director,    began operations in 1984
                         Capital Research and Management
                         Company
---------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine      Senior Vice President of the Series.   Asset Allocation Fund--since the fund
                         Senior Vice President and Director,    began operations in 1989;
                         Capital Research and Management        Bond Fund--since the fund began
                         Company                                operations in 1996;
                                                                U.S. Government Fund--since the fund
                                                                began operations in 1985
---------------------------------------------------------------------------------------------------------------
 Claudia P. Huntington   Vice President of the Series.          Growth-Income Fund--3 years (plus 5 years
                         Senior Vice President,                 as a research professional prior to becoming
                         Capital Research Company*              a portfolio counselor for the fund)
---------------------------------------------------------------------------------------------------------------
 John H. Smet            Vice President of the Series.          Bond Fund--since the fund began
                         Vice President, Capital Research and   operations in 1996;
                         Management Company                     U.S. Government Fund--5 years
---------------------------------------------------------------------------------------------------------------
 Timothy D. Armour       Senior Vice President and Director,    Asset Allocation Fund--1 year
                         Capital Research Company*
---------------------------------------------------------------------------------------------------------------
 David C. Barclay        Executive Vice President and Director, High-Yield Bond Fund--4 years
                         Capital Research Company*
---------------------------------------------------------------------------------------------------------------
 Martial Chaillet        Senior Vice President, Capital         Global Growth Fund--since the fund
                         Research Company*                      began operations in 1997;
                                                                International Fund--4 years
---------------------------------------------------------------------------------------------------------------
 Gordon Crawford         Senior Vice President and Director,    Growth Fund--3 years (plus 5 years as a
                         Capital Research and Management        research professional prior to becoming a
                         Company                                portfolio counselor for the fund)
---------------------------------------------------------------------------------------------------------------
 James E. Drasdo         Senior Vice President and Director,    Growth Fund--10 years;
                         Capital Research and Management        Growth-Income Fund--3 years
                         Company
---------------------------------------------------------------------------------------------------------------
 Alwyn Heong             Vice President, Capital                International Fund--less than one year
                         Research Company*
---------------------------------------------------------------------------------------------------------------
 Robert W. Lovelace      Executive Vice President, Capital      Global Growth Fund--since the fund
                         Research Company*                      began operations in 1997;
                                                                International Fund--3 years
---------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell     Senior Vice President and Director,    Growth-Income Fund--7 years (plus
                         Capital Research and Management        1 year as a research professional prior to
                         Company                                becoming a portfolio counselor for the fund)
---------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal        Vice President, Capital Research and   Global Growth Fund--since the fund
                         Management Company                     began operations in 1997;
                                                                Growth Fund--6 years (plus 4 years as a
                                                                research professional prior to becoming a
                                                                portfolio counselor for the fund)
---------------------------------------------------------------------------------------------------------------
 Victor M. Parachini     Senior Vice President, Capital         Asset Allocation Fund--1 year
                         Research and Management Company
---------------------------------------------------------------------------------------------------------------
 Richard T. Schotte      Senior Vice President, Capital         Bond Fund--since the fund began
                         Research and Management Company        operations in 1996;
                                                                High-Yield Bond Fund--9 years
---------------------------------------------------------------------------------------------------------------
 Susan M. Tolson         Vice President, Capital Research       High-Yield Bond Fund--2 years
                         Company*                               (plus 2 years as a research professional prior
                                                                to becoming a portfolio counselor for the fund)
 James K. Dunton                  35           35
---------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine               30           45
---------------------------------------------------------------------------------------------------------------
 Claudia P. Huntington            19           21
---------------------------------------------------------------------------------------------------------------
 John H. Smet                     14           15
---------------------------------------------------------------------------------------------------------------
 Timothy D. Armour                14           14
---------------------------------------------------------------------------------------------------------------
 David C. Barclay                  9           16
---------------------------------------------------------------------------------------------------------------
 Martial Chaillet                 25           25
---------------------------------------------------------------------------------------------------------------
 Gordon Crawford                  26           26
---------------------------------------------------------------------------------------------------------------
 James E. Drasdo                  20           25
---------------------------------------------------------------------------------------------------------------
 Alwyn Heong                      5            5
---------------------------------------------------------------------------------------------------------------
 Robert W. Lovelace               12           12
---------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell              22           25
---------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal                 12           12
---------------------------------------------------------------------------------------------------------------
 Victor M. Parachini              21           35
---------------------------------------------------------------------------------------------------------------
 Richard T. Schotte               19           30
---------------------------------------------------------------------------------------------------------------
 Susan M. Tolson                   7            9

*-COMPANY-AFFILIATED-WITH-CAPITAL-RESEA13RCH-AND-MANAGEMENT-COMPANY.

--------------------------------------------------------------------------------




                       It is the Series' policy to distribute to the
          DIVIDENDS,   shareholders (the insurance company separate ac-
   DISTRIBUTIONS AND   counts) all of its net investment income and cap-
               TAXES   ital gains realized during each fiscal year.


          The Series   Each fund of the Series is subject to asset di-
      distributes to   versification regulation prescribed by the U.S.
    shareholders all   Treasury Department under the Internal Revenue
      its income and   Code (the "Code"). These regulations generally
       capital gains   provide that, as of the end of each calendar
     realized during   quarter or within 30 days thereafter, no more
   each fiscal year.   than 55% of the total assets of the fund may be
                       represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all secu-rities of the same issuer are considered a single investment. Furthermore, each U.S. Government agency or instrumentality is treated as a sepa-rate issuer. There are also alternative diversi-fication tests which may be satisfied by the funds under the regulations. The Series intends to comply with the diversification regulations.
                       If a fund should fail to comply with these regu-lations, Contracts invested in that fund would not be treated as annuity, endowment or life in-surance contracts under the Code.

                       FEDERAL TAXES Each fund of the Series intends to operate as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which a fund so qualifies and distributes to shareholders its net investment income and realized capital gains, the fund itself is relieved of federal income tax.

                       See the applicable Contract prospectus for information regarding the federal income tax treatment of the Contracts and distributions to the separate accounts.

              SERIES   SERIES ORGANIZATION The Series, an open-end in-
    ORGANIZATION AND   vestment company, was organized as a Massachu-
          MANAGEMENT   setts business trust in 1983. The Series' Board
                       of Trustees supervises Series operations and per-forms duties required by applicable state and federal law. Members of the board who are not em-ployed by Capital Research and Management Company or its affiliates are paid for services rendered to the Series as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the Series. The
                       Board of Trustees has approved the retention of the companies listed below to provide certain services to the Series.

                       INVESTMENT ADVISER Capital Research and Manage-ment Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the Series and other mutual funds, including those in The American Funds Group. Capital Research and Management Com- pany, a wholly-owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Re-search and Management Company manages the invest-ment portfolios and business affairs of the Se-ries.

                       The compensation paid to the Investment Adviser for the most recent fiscal year as a percentage of average net assets amounted to the following:
                       Growth Fund -- .42%; International Fund -- .61%; Growth-Income Fund -- .39%; Asset Allocation Fund -- .47%; Bond Fund -- .51%; High-Yield Bond Fund -- .50%; U.S. Government/AAA-Rated Securi-ties Fund -- .51%; and Cash Management Fund --
                        .45%. Capital Research and Management Company
                       has received no compensation for the Global
                       Growth Fund because it had not commenced opera-tions during the most recent fiscal year.

                       Capital Research and Management Company and its affiliated companies have adopted a personal in-vesting policy that is consistent with the recom-mendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the

--------------------------------------------------------------------------------





                       statement of additional information.) This policy has been incorporated into the Series' "code of ethics" which is available from the Series' Sec-retary upon request.

                       PORTFOLIO TRANSACTIONS Orders for the Series' portfolio securities transac- tions are placed by Capital Research and Management Company which strives to obtain the best available prices, taking into account the costs and quality of executions. There is no agreement or commitment to place orders with any broker-dealer. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold Contracts or have provided investment research, statistical and other re-lated services for the benefit of the Series and/or of other funds served by Capital Research and Management Company.

                       SHAREHOLDER VOTING RIGHTS All shares of the Se-ries have equal voting rights and are entitled to one vote per share with proportional voting for fractional shares; however, only shareholders of Class 2 shares will be entitled to vote on mat-ters relating solely to Class 2 shares; for exam-ple the 12b-1 Plan. There will not usually be a shareholder meeting in any year, except, for ex-ample, when the election of the board is required to be acted upon by shareholders under the In-vestment Company Act of 1940.

                       In matters which only affect a particular fund, the matter shall have been effectively acted upon by a majority vote of that fund even though: (1) the matter has not been approved by a majority vote of any other fund; or (2) the matter has not been approved by a majority vote of the Series.

                       The insurance company separate accounts, as the shareholders of the Series, have the right to vote Series shares at any meeting of sharehold-ers. However, the Contracts provide that the sep-arate accounts will vote Series shares in accor-dance with instructions received from owners of the Contracts. See the applicable Contract pro-spectus for information regarding Contract own-ers' voting rights. Since the funds use a com-bined prospectus, each fund may be liable for misstatements, inaccuracies, or incomplete dis-closure concerning any other fund contained in this prospectus.

       PURCHASES AND   Shares of the Series are currently offered only
         REDEMPTIONS   to insurance company separate accounts which fund
           OF SHARES   the Contracts. All such shares may be purchased
                       or redeemed by the separate accounts at net asset value, without any sales or redemption charges.
                       Such purchases and redemptions are made subse-quent to corresponding purchases and redemptions of units of the separate accounts without delay.

                       Except in extraordinary circumstances and as per-missible under the Investment Company Act of 1940, redemption proceeds will be paid on or be-fore the seventh day following the request for redemption.

                       PRICE OF SHARES The net asset value per share is calculated once daily at the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of each fund's total assets, less all lia-bilities, is divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

                                   APPENDIX

                          DESCRIPTION OF BOND RATINGS

  Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

  Standard & Poor's Corporation rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."


           [LOGO OF              This prospectus has been printed on recycled
           RECYCLED              paper that meets the guidelines of the United
           PAPER]                States Environmental Protection Agency

LL24183-14                                                            26-101-497


                         AMERICAN VARIABLE INSURANCE SERIES

                                     PART B
                        STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 1997

     This document is not a prospectus but should be read in conjunction with the current prospectuses of American Variable Insurance Series (the "Series") dated April 1, 1997. The prospectuses may be obtained from your investment dealer or financial planner or by writing to the series at the following address:

                         AMERICAN VARIABLE INSURANCE SERIES
                               Attention:  Secretary
                               333 South Hope Street
                               Los Angeles, CA  90071
                                 (213) 486-9200



                               TABLE OF CONTENTS

ITEM                                                              PAGE NO.

INVESTMENT POLICIES                                                1
INVESTMENT RESTRICTIONS                                            8
SERIES OFFICERS AND TRUSTEES                                      13
TRUSTEE COMPENSATION                                              13
MANAGEMENT                                                        17
PRICE OF SHARES                                                   19
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                        20
EXECUTION OF PORTFOLIO TRANSACTIONS                               21
GENERAL INFORMATION                                               22
APPENDIX                                                          24
FINANCIAL STATEMENTS                                              ATTACHED

                              INVESTMENT POLICIES

     With respect to all funds, portfolio changes will be made without regard to the length of time a particular investment may have been held. Under certain market conditions, the investment polices of the Asset Allocation Fund, the Bond Fund, the High-Yield bond Fund, and the U.S. Government/AAA-Rated Securities Fund may result in higher portfolio turnover than those of the other funds, although no fund's annual portfolio turnover rate is expected to exceed 100%. A 100% annual portfolio turnover rate would occur, for example, if all the investments in a fund's portfolio (exclusive of securities with less than one year to maturity) were replaced in a period of one year. High portfolio turnover involves correspondingly greater brokerage commissions, to the extent such commissions are payable, and other transaction costs, which will be borne directly by the fund involved.

GLOBAL GROWTH FUND, GROWTH FUND, GROWTH-INCOME FUND, ASSET ALLOCATION FUND, BOND FUND AND HIGH-YIELD BOND FUND

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK SECURITIES:

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk securities can be sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds and each fund's net asset value.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, the value of high-yield, high-risk bonds held by each fund will decrease in a rising interest rate market, as will the value of each fund's assets. If a fund experiences unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing each fund's rate of return.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely a fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

GLOBAL GROWTH FUND, GROWTH FUND, INTERNATIONAL FUND, ASSET ALLOCATION FUND, BOND FUND AND HIGH-YIELD BOND FUND

CURRENCY TRANSACTIONS -- The Global Growth Fund, the Growth Fund, the International Fund, the Bond Fund and the High-Yield Bond Fund have the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date and price, both of which are set at the time of the contract. The funds intend to enter into forward currency contracts solely to hedge into the U.S. dollar its exposure to other currencies. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

     The Growth Fund and the Asset Allocation Fund do not currently intend to engage in any transactions other than purchasing and selling currencies and foreign exchange contracts which will be used to facilitate settlement of trades.

     The Bond Fund and the High-Yield Bond Fund may enter into the transactions described above and may also enter into exchange-traded futures contracts relating to foreign currencies ("currency contracts") in connection with investments in securities of foreign issuers in anticipation of, or to protect against, fluctuations in exchange rates. In addition, forward currency contracts may be used by these funds to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An exchange-traded futures contract relating to foreign currency is similar to a forward foreign currency contract but has a standardized size and exchange date. Although currency contracts typically will involve the purchase and sale of a currency against the U.S. dollar, these funds also may enter into currency contracts not involving the U.S. dollar. In connection with these futures transactions, the Series has filed a notice of eligibility with the Commodities Futures Trading Association ("CFTC") that exempts the Series from CFTC registration as a "commodity pool operator" as defined under the Commodities Exchange Act. Pursuant to this notice, these funds will observe certain CFTC guidelines with respect to its futures transactions that, among other things, limit initial margin deposits in connection with the use of futures contracts and related options for purposes other than "hedging" (as defined by CFTC rules) to 5% of a fund's net assets.

     The Bond Fund and the High-Yield Bond Fund may attempt to accomplish objectives similar to those involved in their use of currency contracts by purchasing put or call options on currencies. A put option gives a fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The funds might purchase a currency put option, for example, to protect themselves during the contract period against a decline in the U.S. dollar value of a currency in which they hold or anticipate holding securities. If the currency's value should decline against the U.S. dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the U.S. dollar, any gain to the funds would be reduced by the premium they had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the U.S. dollar of a currency in which the funds anticipate purchasing securities.

     Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike (exercise) prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The High-Yield Bond Fund and Bond Fund will not purchase an OTC option unless it is believed that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation which guarantees performance. Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

     Certain provisions of the Internal Revenue code may limit the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal tax purposes, the character and timing of income, gain or loss recognized by the fund.

ASSET ALLOCATION FUND, BOND FUND AND U.S. GOVERNMENT/AAA-RATED SECURITIES FUND

GNMA CERTIFICATES, FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS, AND OTHER MORTGAGE-RELATED SECURITIES -- The funds may purchase certificates issued by the Government National Mortgage Association ("GNMA") and the U.S. Government/AAA-Rated Securities Fund expects to invest substantially in these securities. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

     The Federal National Mortgage Association ("FNMA"), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

     The funds may invest in mortgage-related securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue the securities) including collateralized mortgage obligations ("CMO's") and mortgage-backed bonds. CMO's (including real estate mortgage investment conduits as authorized under the Internal Revenue Code of 1986, as amended) are issued in series that are made up of a group of bonds that together are fully collateralized directly or indirectly by a pool of mortgages on which the payments of principal and interest are dedicated to payment of principal and interest on the bonds in the series.
Each class of bonds in the series may have a different maturity than the other classes of bonds in the series, bear a different coupon and have a different priority in receiving payments. The different maturities come from the fact that all principal payments, both regular principal payments as well as any prepayment of principal, are passed through first to the holders of the class with the shortest maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. As a result, an acceleration in the rate of prepayments that may be associated with declining interest rates shortens the expected life of each class, with the greatest impact on those classes with the shortest maturities. Similarly, should the rate of prepayments slow down, as may happen in times of rising interest rates, the expected life of each class lengthens, again with the greatest impact on those classes with the shortest maturities. In the case of some CMO series, each class may receive a differing proportion of the monthly interest and principal repayments on the underlying collateral. In these series the classes having proportionally greater interests in principal repayments generally would be more affected by an acceleration (or slowing) in the rate of prepayments.

     Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMO's). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

BOND FUND AND U.S. GOVERNMENT/AAA-RATED SECURITIES FUND

REVERSE REPURCHASE AGREEMENTS -- Although the Bond Fund and the U.S. Government/AAA-Rated Securities Fund have no current intention of doing so during the next 12 months, each fund is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. Each fund will maintain in a segregated account with its custodian cash, cash equivalents or U.S. Government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940 (the "1940 Act"), reverse repurchase agreements may be considered borrowings by a fund. The use of reverse repurchase agreements by a fund creates leverage which increases the fund's investment risk. As a fund's aggregate commitments under these reverse repurchase agreements increase, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, a fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, a fund's earnings or net asset value would decline faster than otherwise would be the case.

ASSET ALLOCATION FUND, BOND FUND, HIGH-YIELD BOND FUND, AND U.S.
GOVERNMENT/AAA-RATED SECURITIES FUND

LOANS OF PORTFOLIO SECURITIES -- Although the Asset Allocation Fund, the Bond Fund, the High-Yield Bond Fund and the U.S. Government/AAA-Rated Securities Fund have no current intention of doing so during the next 12 months, these funds are authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by Capital Research and Management Company (the "Investment Adviser"). The borrower must maintain with the Series' custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. Each fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. Each fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. Each fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, determined at the time any such loan is made.

PORTFOLIO TRADING OF FIXED-INCOME SECURITIES -- The funds intend to engage in portfolio trading of fixed-income securities when it is believed that the sale of a fixed-income security owned and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

"ROLL" TRANSACTIONS -- Although the Asset Allocation Fund, the High-Yield Bond Fund, the Bond Fund and the U.S. Government/AAA-Rated Securities Fund have no current intention of doing so during the next 12 months, these funds may engage in "roll" transactions. A "roll" transaction is the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The funds intend to treat "roll" transactions as two separate transactions; one involving the purchase of a security and a separate transaction involving the sale of a security. Since the funds do not intend to enter into "roll" transactions for financing purposes, they may treat these transaction as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the 1940 Act. As a fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase; however, it is not the intent of the fund to engage in these transactions for leveraging purposes. In addition, a fund may enter into other purchase and sale transactions involving securities which are not settled in the ordinary course of business and under various terms when to do so is in the best interest of the fund.

A fund will segregate liquid assets, which will be marked to market daily, in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the funds temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of the funds' portfolio securities decline while the funds are in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. A fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

BOND FUND AND HIGH-YIELD BOND FUND

LOAN PARTICIPATIONS -- The High-Yield Bond Fund and the Bond Fund may each invest up to 10% of its assets in loan participations. These participations, which can also include loan assignments, typically involve loans made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes which may be secured or unsecured, and will vary in term and legal structure. Typically, price quotations with respect to loan participations are available from the originating bank (the bank that makes the underlying loan). The originating bank also serves as the market maker for the resale of loan participations. When purchasing such instruments, a fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. In addition, if the loan is foreclosed, a fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations generally are not rated by major rating agencies and may not be protected by the securities laws. Also, loan participations may be liquid or illiquid. To the extent these instruments are illiquid, a fund may have difficulty determining their value or selling the instruments as generally there is no secondary market. A fund will purchase these instruments only to the extent that such a purchase would be consistent with its investment policies regarding debt securities and/or illiquid securities.

     In determining whether to purchase a particular loan participation, the Investment Adviser will take into account all relevant factors including the instrument's potential volatility, liquidity and risks (including whether the fund could be put in an undesirable position as lender and/or owner of collateral).

CASH MANAGEMENT FUND

     The Cash Management Fund seeks to achieve its investment objective by investing in a diversified selection of money market instruments, and the other funds generally will invest a portion of their assets in money market instruments. These money market instruments include the following:

COMMERCIAL PAPER: Commercial paper is short-term notes (up to nine months) issued by companies or governmental bodies. The Cash Management Fund may only purchase commercial paper judged by the Investment Adviser to be of suitable investment quality. This includes (a) commercial paper that is rated in the two highest categories by Standard & Poor's Corporation and by Moody's Investors Service, Inc. or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Cash Management Fund. (No more than 5% of the Cash Management Fund's assets may be invested in commercial paper rated in the second highest rating category by either Moody's or Standard & Poor's; no more than the greater of 1% of the Cash Management Fund's assets or $1 million may be invested in such securities of any one issuer.) See the Appendix for a description of the ratings.

     The commercial paper in which the Cash Management Fund may invest includes variable amount master demand notes. Variable amount master demand notes permit the Cash Management Fund to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participations. Investments in these instruments are limited to those that have a demand feature enabling the Cash Management Fund unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. (Generally, the Cash Management Fund attempts to invest in instruments having a one-day notice provision). In connection with master demand note arrangements, the Investment Adviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Investment Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's. The Cash Management Fund may invest in them only if it is deemed that at the time of investment the notes are of comparable quality to the other commercial paper in which the Cash Management Fund may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Investment Adviser has reason to believe that the borrower could not make timely repayment upon demand.

COMMERCIAL BANK OBLIGATIONS: Commercial bank obligations are certificates of deposit (interest-bearing time deposits), bankers acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) representing direct or contingent obligations of commercial banks with assets in excess of $1 billion, based on latest published reports, or other obligations issued by commercial banks with assets of less than $1 billion if the principal amount of such obligation is fully insured by the U.S. Government.

CORPORATE BONDS AND NOTES: The Cash Management Fund may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. The Cash Management Fund may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated as described above in "Commercial Paper."

SAVINGS ASSOCIATION OBLIGATIONS: Certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have assets in excess of $1 billion, based on latest published reports, or obligations issued by institutions with assets of less than $1 billion if the principal amount of such obligation is fully insured by the U.S. Government.

FLOATING RATE OBLIGATIONS: These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Investment Adviser considers floating rate obligations to be liquid investments because a number of U.S. and non-U.S. securities dealers make active markets in these securities.

                            INVESTMENT RESTRICTIONS

     The Series has adopted certain investment restrictions for each fund which are fundamental policies and cannot be changed without approval by a majority of the fund's outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding shares of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the fund. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

INVESTMENT RESTRICTIONS OF THE GLOBAL GROWTH FUND, GROWTH FUND, INTERNATIONAL FUND, GROWTH-INCOME FUND, ASSET ALLOCATION FUND, BOND FUND AND HIGH-YIELD BOND

     The Global Growth Fund, Growth Fund, International Fund, Growth-Income Fund, Asset Allocation Fund, Bond Fund and High-Yield Bond Fund may not:

 1. Invest more than 5% of the value of the total assets of the fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the fund's total assets.

 2. As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

 3. Invest more than 25% of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the fund may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

 4. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the fund's total assets would be so invested.

 5. Invest in real estate (including limited partnership interests, but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).

 6. Purchase commodities or commodity contracts; except that the International Fund, Asset Allocation Fund, High-Yield Bond Fund and Bond Fund may engage in transactions involving currencies (including forward or futures contracts and put and call options).

 7.  Invest in companies for the purpose of exercising control or management.

 8. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.

 9. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage.

 10. Purchase securities on margin.

 11. Pledge or hypothecate the fund's assets.

 12. Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

 13. Invest in puts, calls, straddles, spreads or any combination thereof; except as described above in Investment Restriction number 6.

 14. Purchase or sell securities of other investment companies (except in connection with a merger, consolidation, acquisition or reorganization).

 15. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.

     Notwithstanding investment restriction number 14, the funds may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.

     Notwithstanding investment restriction number 15, the funds may not engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933.

     The Global Growth Fund, International Fund and High-Yield Bond Fund may not invest more than 10% of the value of their total assets in securities which are restricted as to resale; the Growth Fund, Growth-Income Fund and Asset Allocation Fund may not invest more than 5% of the value of their respective total assets in securities which are restricted as to resale. (Rule 144A securities and Section 4(2) commerical paper, as defined in the Securities Act of 1933, are excluded from these investment limits.) As a condition to the acquisition of the type of securities mentioned herein, the funds will ordinarily require that the issuer of such securities agree to bear the expenses of registration under the Securities Act of 1933, if and when the funds desire to sell such securities. The need to effect such registration could result in a delay in disposing of such securities. These policies of the Series are not deemed fundamental policies and therefore may be changed without shareholder approval.

     To the extent a fund invests in non-U.S. securities, the Series has undertaken to the California Department of Insurance (which regulates certain contracts that use the Series as an underlying investment) to adhere to the following guidelines with respect to such investments:

1. The fund will have no more than 20% of its net asset value invested in securities of issuers located in any one country. An additional 15% of the fund's assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or the former West Germany.

2. The fund will be invested in a minimum of five different non-U.S. countries at all times. However, this minimum is reduced to four countries when non-U.S. investments comprise less than 80% of the fund's net asset value; to three countries when less than 60%; to two countries when less than 40%; and to one country when less than 20%.

INVESTMENT RESTRICTIONS OF THE U.S. GOVERNMENT/AAA-RATED SECURITIES FUND

     The U.S. Government/AAA-Rated Securities Fund may not:

 1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities")) if, immediately after and as a result of such investment, more than 5% of the value of the fund's total assets would be invested in securities of the issuer.

 2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. Government securities or other securities to the extent they are backed by or represent interests in U.S. Government securities or U.S. Government-guaranteed mortgages.

 3.  Invest in companies for the purpose of exercising control or management.

 4. Knowingly purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.

 5. Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the fund may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts.

 6. Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by the fund would exceed 10% of the value of the fund's total assets.

 7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

 8. Make loans, except that the fund may: (a) purchase readily marketable debt securities; (b) invest in repurchase agreements; (c) make loans of portfolio securities; and (d) enter into loan participations. The fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the fund, exceeds 10% of the value of its total assets.

 9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

 10. Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

 11. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets, except that the fund may enter into reverse repurchase agreements.

 12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement.

 13. Write, purchase or sell puts, calls or combinations thereof.

     Notwithstanding investment restriction number 4, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.

INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT FUND

     The Cash Management Fund may not:

 1. Invest more than 5% of the value of the total assets of the fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of fund's total assets.

 2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

 3. Invest more than 25% of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the fund may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

 4. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the fund's total assets would be so invested.

 5. Make loans to others except for the purchase of the debt securities listed above. The fund may enter into repurchase agreements as described above.

 6. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

 7.  Pledge or hypothecate the fund's assets.

 8. Sell securities short except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short.

 9.  Invest in puts, calls, straddles, spreads or any combination thereof.

 10. Purchase or sell securities of other investment companies (except in connection with a merger, consolidation, acquisition or reorganization), real estate or commodities.

 11. Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.

     Notwithstanding investment restriction number 10, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.

     Notwithstanding investment restriction number 1 above, in order to comply with Rule 2a-7 under the 1940 Act, the Cash Management Fund has adopted a non-fundamental policy (that may be changed by the Board of Trustees without shareholder approval) of investing no more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. Government); provided however, that the Cash Management Fund may invest, as to 25% of its assets, more than 5% of its assets in certain high-quality securities (as defined in the Rule) of a single issuer for a period of up to three business days. Investment restriction number 9 above does not prevent the purchase by the Cash Management Fund of securities that have "put" or "stand-by" commitment features.

     To the extent that any fund is used with a variable life insurance contract sold in the state of California, it will limit its borrowing activities to (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, reverse repurchase agreements shall constitute borrowing. This policy is not deemed a fundamental policy and therefore may be changed without shareholder approval.

                          SERIES TRUSTEES AND OFFICERS

                      TRUSTEES AND TRUSTEE COMPENSATION

NAME, ADDRESS        POSITION       PRINCIPAL            AGGREGATE              TOTAL                 TOTAL
AND AGE              WITH           OCCUPATION(S)        COMPENSATION           COMPENSATION          NUMBER OF
                     REGISTRANT     DURING PAST 5        (INCLUDING             (INCLUDING            FUND
                                    YEARS                VOLUNTARILY            VOLUNTARILY           BOARDS
                                    (POSITIONS           DEFERRED               DEFERRED              ON WHICH
                                    WITHIN THE           COMPENSATION/1/)       COMPENSATION/1/)      TRUSTEE
                                    ORGANIZATIONS        FROM                   FROM ALL FUNDS        SERVES/2/
                                    LISTED MAY HAVE      SERIES DURING          MANAGED BY
                                    CHANGED DURING       FISCAL                 CAPITAL
                                    THIS PERIOD)         YEAR ENDED             RESEARCH AND
                                                         11/30/96               MANAGEMENT
                                                                                COMPANY

Charles H.           Trustee        Private              $25,600/3/             $112,600              4
Black                               investor and
525 Alma Real                       consultant;
Drive                               Former
Pacific                             Executive Vice
Palisades, CA                       President
90272                               and Director,
Age: 70                             Kaiser Steel
                                    Corporation

+H. Frederick        Trustee        Private              $24,400/3/             $149,900              18
Christie                            Investor;
P. O. Box 144                       Former
Palos Verdes,                       President
CA 90274                            and Chief
Age: 63                             Executive
                                    Officer, The
                                    Mission Group
                                    (non-utility
                                    holding
                                    Company,
                                    subsidiary of
                                    Southern
                                    California
                                    Edison Company)

Joe E. Davis         Trustee        Private              $25,000                $25,000               1
3436 Caribeth                       Investor;
Drive                               Former
Encino, CA                          Chairman,
91436                               Linear
Age: 62                             Corporation;
                                    former
                                    President and
                                    Chief Executive
                                    Officer,
                                    National Health
                                    Enterprises,
                                    Inc.

Martin Fenton,       Trustee        Chairman,            $24,400                $121,000              16
Jr.                                 Senior Resource
4350 Executive                      Group
Drive                               (management of
Suite 101                           senior living
San Diego, CA                       centers)
92123
Age: 61

++Richard H. M.      Trustee        Retired.             $21,100                $58,800               4
Holmes                              Former Vice
580 Laurent                         President,
Road                                Capital
Hillsborough,                       Research and
CA 94010                            Management
Age: 71                             Company

Mary Myers           Trustee        Founder and          $23,800/3/             $75,500               4
Kauppila                            President,
286 Congress                        Energy
Street                              Investment,
Boston, MA                          Inc.
02110
Age: 42

Kirk P.              Trustee        President,           $10,444/3/             $48,284               5
Pendleton                           Cairnwood, Inc.
Cairnwood, Inc.
75 James Way
Southampton, PA
18966
Age: 57

@James F.            President      President and        none/4/                none/4/               1
Rothenberg           and            Director,
333 South Hope       Trustee        Capital
Street                              Research and
Los Angeles, CA                     Management
90071                               Company
Age: 50

@Thomas E.           Chairman       Retired.             none/4/                none/4/               3
Terry                of             Former Vice
6048 S.              the Board      President and
Highlands                           Secretary,
Avenue                              Capital
Madison, WI                         Research and
53705                               Management
Age: 59                             Company



+ May be deemed an "interested person" within the meaning of the Investment Company Act of 1940 (the "1940 Act") due to membership on the board of directors of the parent company of a registered broker-dealer.

++ Not considered an "interested person" within the meaning of the 1940 Act, but he does not participate on the Contracts or Nominating Committees due to his former affiliation with the Investment Adviser.

@ Trustees who are "interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Investment Adviser.

/1/ Amounts may be deferred by eligible trustees under a non-qualified deferred compensation plan adopted by the Series in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages Anchor Pathway Fund which serves as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations. These amounts reflect the aggregate compensation paid during the most recent fiscal year of the funds involved.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the Series (plus earnings thereon) for participating Trustees is as follows: Charles H. Black ($3,054); H . Frederick Christie ($30,542); Mary Myers Kauppila ($79,916) and Kirk P. Pendleton ($1,569). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Series until paid to the Trustee.

/4/ James F. Rothenberg and Thomas E. Terry are affiliated with the Investment Adviser and, accordingly, receive no remuneration from the Series.

                                  OFFICERS
          (with their principal occupations during the past five years)#

NAME AND ADDRESS                  AGE    POSITION(S) WITH           PRINCIPAL OCCUPATION(S)
                                         REGISTRANT                 DURING PAST 5 YEARS

Thomas E. Terry                  59      Chairman of the Board      Retired.  Former Vice President and
6048 S. Highlands Avenue                                            Secretary, Capital Research and
Madison, WI 53705                                                   Management Company

James F. Rothenberg              50      President and Trustee      President and Director, Capital
333 South Hope Street                                               Research and Management Company
Los Angeles, CA  90071

James K. Dunton                  59      Senior Vice President      Senior Vice President and Director,
333 South Hope Stree                                                Capital Research and Management
Los Angeles, CA  90071                                              Company

Abner D. Goldstine               67      Senior Vice President      Senior Vice President and Director,
11100 Santa Monica                                                  Capital Research and Management
Boulevard                                                           Company
Los Angeles, CA 90025

Michael J. Downer                42      Vice President             Vice President - Fund Business
333 South Hope Street                                               Management Group, Capital Research
Los Angeles,  CA 90071                                              and Management Company

Claudia P. Huntington            45      Vice President             Senior Vice President, Capital
333 South Hope Street                                               Research Company
Los Angeles, CA  90071

Steven N. Kearsley               55      Vice President             Vice President and Treasurer,
135 South State College                                             Capital Research and Management
Blvd.                                                               Company
Brea, CA  92821

Dina N. Perry                    51      Vice President             Vice President, Capital Research and
333 South Hope Street                                               Management Company
Los Angeles, CA  90071

John H. Smet                     40      Vice President             Vice President, Capital Research and
11100 Santa Monica                                                  Management Company
Boulevard
Los Angeles, CA 90025

Chad L. Norton                   36      Secretary                  Vice President - Fund Business
333 South Hope Street                                               Managment Group, Capital Research
Los Angeles, CA 90071                                               and Management Company

Robert P. Simmer                 36      Treasurer                  Vice President - Fund Business
5300 Robin Hood Road                                                Managment Group, Capital Research
Norfolk, VA 23513                                                   and Management Company

Sheryl F. Johnson                28      Assistant Treasurer        Assistant Vice President - Fund
5300 Robin Hood Road                                                Business Management Group, Capital
Norfolk, VA 23513                                                   Research and Management Company



# Positions within the organizations listed may have changed during this period.

     All of the Trustees and officers also are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the Series to any officer or Trustee who is a director, officer or employee of the Investment Adviser or affiliated companies. The Series pays fees of $20,000 per annum to Trustees who are not affiliated with the Investment Adviser, plus $1,500 for each Board of Trustees meeting attended, plus $600 for each meeting attended as a member of a committee of the Board of Trustees. The Trustees may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the Series. The Series also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

     An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

     The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - An Amended Investment Advisory and Service Agreement (the "Agreement") between the Series and the Investment Adviser, unless sooner terminated, will continue in effect until November 30, 1997, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Series, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the Series for its acts or omissions in the performance of its obligations to the Series not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

     As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rates of:

GLOBAL GROWTH FUND:  0.69% of net assets;

GROWTH FUND: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.42% on net assets greater than $1.2 billion but not exceeding $2.0 billion, plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.2 billion, plus 0.35% on net assets in excess of $3.2 billion;

INTERNATIONAL FUND: 0.90% of the first $60 million of net assets, plus 0.78% on net assets greater than $60 million but not exceeding $600 million, plus 0.60% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.48% on net assets greater than $1.2 billion but not exceeding $2.0 billion, plus 0.465% on net assets in excess of $2.0 billion;

GROWTH-INCOME FUND: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion, plus 0.285% on net assets in excess of $4.0 billion;

ASSET ALLOCATION FUND: 0.50% of the first $600 million of net assets, plus 0.42% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.36% on net assets in excess of $1.2 billion;

BOND FUND: 0.6% of the first $30 million of net assets, plus 0.50% on net assets in excess of $30 million;

HIGH-YIELD BOND FUND: 0.60% of the first $30 million of net assets, plus 0.50% on net assets greater than $30 million but not exceeding $600 million, plus 0.46% on net assets in excess of $600 million;

U.S. GOVERNMENT/AAA-RATED SECURITIES FUND: 0.60% of the first $30 million of net assets, plus 0.50% on net assets greater than $30 million but not exceeding $600 million, plus 0.40% on net assets in excess of $600 million;

CASH MANAGEMENT FUND: 0.50% of the first $100 million of net assets, plus 0.42% on net assets greater than $100 million but not exceeding $400 million, plus 0.38% on net assets in excess of $400 million.

     The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive, and related administrative functions of the Series, provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the office of the Series relating to the services furnished by the Investment Adviser. Subject to the expense agreement described below, the Series will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, registration and filing fees with federal and state agencies; blue sky expenses (if any); expenses of shareholders' meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer, and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to Trustees unaffiliated with the Investment Adviser; association dues; and costs of stationary and forms prepared exclusively for the Series.

     The Agreement provides for an advisory fee reduction to the extent that each fund's annual ordinary net operating expenses, except the International Fund's, exceed 1 1/2% of the first $30 million of the average month-end total net assets of the fund and 1% of the average month-end total net assets in excess thereof. For the International Fund, the advisory fee will be reduced to the extent that its annual ordinary net operating expenses exceed 1 1/2% of its average month-end total net assets. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

     During the fiscal years ended November 30, 1996, 1995 and 1994, the Investment Adviser's total fees, respectively, amounted to the following:
Growth Fund $14,284,000, $ 11,222,000 and $8,735,000; International Fund
$12,370,000, $9,882,000 and $8,330,000; Growth-Income Fund $17,451,000,
$13,593,000 and $11,517,000; Asset Allocation Fund $4,663,000, $3,620,000 and
$3,129,000; High-Yield Bond Fund $2,996,000, $2,350,000 and $2,022,000; U. S.
Government/AAA-Rated Securities Fund $2,661,000, $2,550,000 and $2,459,000; and Cash Management Fund $1,007,000, $907,000 and $905,000. During the fiscal period ended November 30, 1996, the Investment Adviser's total fees for the Bond Fund amounted to $204,000.

PLAN OF DISTRIBUTION The Series has adopted a Plan of Distribution (the "Plan") for its Class 2 shares, pursuant to rule 12b-1 under the 1940 Act. As required by rule 12b-1, the Plan has been approved by a majority of the entire Board of Trustees, and separately by a majority of the Trustees who are not "interested persons" of the Series and who have no direct or indirect financial interest in the operation of the Plan. The officers and Trustees who are "interested persons" of the Series may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the Series include improved shareholder services, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the Series is committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Trustees.

                                PRICE OF SHARES

     The price paid for shares, the net asset value price, is calculated for each of the funds once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Stocks, and convertible bonds and debentures traded on securities exchanges or the over-the-counter market are valued at the last reported sale price on the day of valuation, or, lacking any sales on that day, at the last-reported bid price.

 2. Non-convertible bonds and debentures, and other long-term debt securities and Treasury notes normally are valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available on the day of valuation; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at such prices for securities of comparable maturity, quality and type. Securities traded on exchanges outside the U.S. are valued at the last sale price on the day of valuation, or lacking any sales on that day, at the last-reported bid price. Short-term securities other than Treasury notes with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices or, if such prices are not available, at such prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Options on currencies purchased by the fund are valued at their last sale price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Futures contracts involving foreign currencies traded on exchanges are valued at their last sale or settlement price as of the close of such exchanges or, lacking any sales, at the mean between the last reported bid and asked prices. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market, which may be either a securities exchange or over-the-counter market.

 3. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective fund's total assets;

 4. The value of any security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Series' officers;

 5. There are deducted from the total assets, thus determined, the liabilities of the respective funds including proper accruals of expense items; and

 6. The net assets of the respective fund so obtained is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the fund's net asset value per share.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     Each fund of the Series intends to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for the tax treatment afforded a regulated investment company under the Code, a fund must annually distribute at least 90% of its net investment income and certain short-term capital gains and meet certain diversification of assets and other requirements of the Code. If a fund qualifies for such tax treatment, it will not be subject to Federal income tax on the part of its ordinary income and its net realized capital gains which it distributes to shareholders. To meet the requirements of the Code, a fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or currencies;
(b) derive less than 30% of its gross income from the sale or other disposition of securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which each fund controls and which are engaged in the same or similar trades or businesses. It is the Series' policy to distribute to the shareholders (the insurance company separate accounts) all of its net investment income and net realized capital gains during each fiscal year.

     Under the Code, the Asset Allocation Fund's and the International Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year.

     The amount of any realized gain or loss of the Asset Allocation Fund and the International Fund on closing out a currency contract will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, currency contracts held by each fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net realized gain or loss from any actual sales, will be treated as long-term capital gain or loss, and the remainder of gain or loss from deemed and actual sales will be treated as short-term capital gain or loss. Code Section 988 may also apply to currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Each fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

     Each fund, except for the Cash Management Fund, may be required to pay withholding and other taxes imposed by foreign countries which would reduce investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     In addition to the asset diversification and other requirements for qualification as a regulated investment company, the funds are subject to another set of asset diversification requirements applicable to insurance company separate accounts and their underlying funding vehicles. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issue of securities. The Series intends to comply with these regulations. If a fund should fail to comply with these regulations, Contracts invested in that fund will not be treated as annuity, endowment or life insurance contracts under the Code.

     See the applicable Contract prospectus for information regarding the Federal income tax treatment of the Contracts and distributions to the separate accounts.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

     There are occasions on which portfolio transactions for the Series may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Series, they are effected only when the Investment Adviser believes that to do so is in the interest of the Series. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The Series will not pay a mark-up for research in principal transactions.

     Brokerage commissions paid on portfolio transactions for the fiscal years ended November 30, 1996, 1995 and 1994, respectively, amounted to the following: Growth Fund $2,358,000, $1,928,000, and $1,643,000; International Fund $3,813,000, $1,301,000, and $1,754,000; Growth-Income Fund $3,389,000,
$2,291,000, and $2,421,000; Asset Allocation Fund $557,000, $700,000, and
$585,000.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the Series, including proceeds from the sale of shares of the Series and of securities in the Series' portfolios, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as Custodian. Non-U.S. securities may be held by the Custodian in non-U.S. banks or securities depositories or foreign branches of U.S. banks.

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the Series' independent accountants since March 18, 1991, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Prior to March 18, 1991, KPMG Peat Marwick, 725 South Figueroa Street, Los Angeles, CA 90017, served as the Series' independent public accountants. The selection of the Series' independent accountant is reviewed and determined annually by the Board of Trustees.

REPORTS TO SHAREHOLDERS -- The Series' fiscal year ends November 30. Contract owners are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The financial statements included in the Annual Report are audited by the independent accounting firm of Price Waterhouse LLP.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where the Series was organized, and California, where the Series' principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Series. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Series itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Series and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the Series or trustees. The Declaration of Trust provides for indemnification out of Series property of any shareholder personally liable for the obligations of the Series and also provides for the Series to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

     Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. The Series will provide indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

REGISTRATION STATEMENT -- A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act, with respect to the Series. The prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits, to which reference is made for further information concerning the Series. Statements contained in the prospectus and this Statement of Additional Information as to the content of the Contracts issued through the separate accounts and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to the registration statements of the separate accounts and Contracts as filed with the Securities and Exchange Commission.

AUTHORIZED SHARES -- The Series was organized as a Massachusetts Business Trust which permits each fund of the Series to issue an unlimited number of shares of beneficial interest of a single class.

                                    APPENDIX

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Moody's Investors Service, Inc.'s top two rating designations for commercial paper are described as follows: issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Standard & Poor's Corporation's top two rating categories for commercial paper are described as follows: A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1 or 2 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".


GROWTH FUND
Investment Portfolio  November 30, 1996
--------------------------------------------------------------------

STOCKS                                89.58%

CASH &
EQUIVALENTS                           10.42%
--------------------------------------------------------------------

                                                                        Percent
                                                                         Of Net
Largest Individual Stocks                                                Assets
--------------------------------------------------------------------------------

Intel                                                                      3.78%
Walt Disney                                                                 3.39
America Online                                                              2.90
Time Warner                                                                 2.66
Oracle                                                                      2.33
Viacom                                                                      2.15
Solectron                                                                   1.53
Adaptec                                                                     1.48
Xilinx                                                                      1.42
LSI Logic                                                                   1.42

                                                                                     Market  Percent
                                                                      Number of       Value   of Net
Stocks (common and preferred)                                            Shares       (000)   Assets
--------------------------------------------                        ---------------------------------
Electronic Components- 18.07%
Intel Corp.                                                            1,150,400    $145,957    3.78%
Adaptec, Inc./1/                                                       1,536,000      57,216     1.48
Xilinx,Inc./1/                                                         1,250,000      54,844     1.42
LSI Logic Corp./1/                                                     1,820,000      54,828     1.42
Analog Devices, Inc./1/                                                1,700,000      54,613     1.42
Texas Instruments Inc.                                                   570,000      36,337      .94
Linear Technology Corp.                                                  715,000      33,694      .87
National Semiconductor Corp./1/                                        1,265,000      30,993      .80
Maxim Integrated Products, Inc./1/                                       600,000      27,825      .72
SCI Systems, Inc./1/                                                     500,263      26,389      .68
Bay Networks, Inc./1/                                                    937,000      25,065      .65
EMC Corp./1/                                                             600,000      19,350      .50
Altera Corp./1/                                                          250,000      18,875      .49
Quantum Corp./1/                                                         700,000      18,725      .49
ADC Telecommunications, Inc./1/                                          500,000      18,125      .47
Newbridge Networks Corp. (Canada)/1/                                     460,000      13,685      .35
Microchip Technology Inc./1/                                             248,400      11,861      .31
Flextronics International Ltd. (Incorporated In Singapore)/1/            300,000      10,500      .27
Western Digital Corp./1/                                                 156,300       8,401      .22
Seagate Technology/1/                                                    200,000       7,900      .20
Actel Corp./1/                                                           300,000       6,600      .17
Park Electrochemical Corp.                                               250,000       5,687      .15
Rogers Corp./1/                                                          190,800       5,247      .14
Motorola, Inc.                                                            42,000       2,326      .06
ANTEC Corp./1/                                                           150,000       1,463      .04
Advanced Micro Devices, Inc./1/                                           50,000       1,212      .03
Business & Public Services- 14.64%
America Online, Inc./1/                                                3,170,000     112,139     2.90
United HealthCare Corp.                                                1,265,000      54,553     1.41
Oxford Health Plans, Inc./1/                                             804,000      46,632     1.21
Columbia/HCA Healthcare Corp.                                            997,500      39,900     1.03
Electronic Data Systems Corp.(formerly General Motors Corp.,
 Class E)                                                                741,700      35,880      .93
Manpower Inc.                                                          1,000,200      32,632      .85
Federal Express Corp./1/                                                 700,000      30,975      .80
WMX Technologies, Inc.                                                   800,000      28,800      .75
CUC International Inc./1/                                              1,061,250      27,990      .73
ADT Ltd./1/                                                            1,255,000      25,727      .67
PacifiCare Health Systems, Inc., Class B/1/                              265,000      21,995      .57
Avery Dennison Corp.                                                     310,000      21,894      .57
Ecolab Inc.                                                              429,000      16,677      .43
FHP International Corp./1/                                               388,100      13,923      .36
USA Waste Services, Inc./1/                                              400,000      12,900      .33
Loewen Group Inc. (Canada)                                               250,000      10,094      .26
Shared Medical Systems Corp.                                             200,000       9,950      .26
Ceridian Corp./1/                                                        150,000       7,219      .19
Apria Healthcare Group Inc./1/                                           400,000       7,200      .19
Value Health, Inc./1/                                                    350,000       6,344      .16
Air & Water Technologies Corp., Class A/1/                               285,000       1,763      .04
Broadcasting & Publishing- 10.54%
Time Warner Inc.                                                       2,519,325     102,662     2.66
Viacom Inc., Class B/1/                                                2,200,000      83,050     2.15
News Corp. Ltd. (American Depositary Receipts) (Australia)             1,270,000      26,987
News Corp. Ltd. preferred shares (American                                                        .98
 Depositary Receipts)                                                    635,000      10,954
Tele-Communications, Inc., Series A, Liberty Media Group/1/            1,459,050      36,476      .94
BHC Communications, Inc., Class A/1/                                     286,189      29,227      .76
Tele-Communications, Inc., Series A, TCI Group/1/                      2,052,500      27,709      .72
New World Communications Group Inc., Class A/1/                          850,000      20,931      .54
U S WEST Media Group/1/                                                1,000,000      19,125      .50
Gaylord Entertainment Co., Class A                                       820,500      17,538      .45
United International Holdings, Inc., Class A/1/                          685,000       9,333      .24
Comcast Corp., Class A, special stock                                    500,000       8,375      .22
Cablevision Systems Corp., Class A/1/                                    240,000       7,230      .19
Jones Intercable, Inc., Class A/1/                                       370,000       3,978      .10
Adelphia Communications Corp., Class A/1/                                350,000       2,319      .06
Marvel Entertainment Group, Inc./1/                                      363,800       1,000      .03
Data Processing & Reproduction- 10.44%
Oracle Corp./1/                                                        1,837,500      90,038     2.33
Solectron Corp./1/                                                     1,009,000      59,027     1.53
Silicon Graphics, Inc./1/                                              1,920,000      38,160      .99
Adobe Systems Inc.                                                       920,000      36,340      .94
Digital Equipment Corp./1/                                               750,000      27,563      .71
3Com Corp./1/                                                            350,000      26,294      .68
Sybase, Inc./1/                                                        1,300,000      22,913      .59
Dell Computer Corp,/1/                                                   200,000      20,325      .53
Intuit Inc./1/                                                           554,200      19,813      .51
Autodesk, Inc.                                                           600,000      16,800      .44
Sequent Computer Systems, Inc./1/                                        850,000      14,344      .37
Structural Dynamics Research Corp./1/                                    475,000       9,203      .24
Mentor Graphics Corp./1/                                                 800,000       7,800      .20
Tandem Computers Inc./1/                                                 440,000       5,995      .16
Danka Business Systems PLC (American Depository Receipts)
 (United Kingdom)                                                        125,000       5,250      .14
CompuServe Corp./1/                                                      150,000       1,575      .04
Data General Corp./1/                                                    100,000       1,462      .04
Leisure & Tourism- 6.45%
Walt Disney Co.                                                        1,775,000     130,906     3.39
King World Productions, Inc./1/                                          650,000      24,781      .64
Host Marriott Corp./1/                                                 1,550,000      23,637      .61
Marriott International, Inc.                                             400,000      22,300      .58
Carnival Corp., Class A                                                  650,000      20,556      .53
Harrah's Entertainment, Inc./1/                                          950,000      16,863      .44
Trump Hotels & Casino Resorts, Inc./1/                                   650,000       9,181      .24
Luby's Cafeterias, Inc.                                                   40,000         880      .02
Merchandising- 4.04%
Circuit City Stores, Inc.                                              1,250,000      41,719     1.08
Barnes & Noble, Inc./1/                                                  825,000      25,781      .67
Wal-Mart Stores, Inc.                                                    950,000      24,225      .63
Consolidated Stores Corp./1/                                             572,900      21,197      .55
Home Shopping Network, Inc./1/                                         1,700,000      19,125      .50
Staples, Inc./1/                                                         711,562      14,053      .36
Spiegel, Inc., Class A/1/                                                726,600       6,267      .16
Limited Inc.                                                             150,000       2,700      .07
Amway Asia Pacific Ltd. (Multinational)                                   24,600         987      .02
Health & Personal Care- 3.35%
Guidant Corp.                                                            700,000      37,012      .96
Omnicare, Inc.                                                           879,602      26,828      .69
Genetics Institute, Inc./1/                                              260,000      17,680      .46
Forest Laboratories, Inc./1/                                             380,000      14,725      .38
Kimberly-Clark Corp.                                                     100,000       9,775      .25
Nellcor Puritan Bennett Inc./1/                                          300,000       6,225      .16
SEQUUS Pharmaceuticals, Inc./1/                                          380,808       5,474
SEQUUS Pharmaceuticals, Inc., warrants, expire 1998/1//2/                 40,416         263      .15
Johnson & Johnson                                                         97,600       5,185      .13
Paragon Trade Brands, Inc./1/                                            105,000       2,914      .08
Alpha-Beta Technology, Inc./1/                                           200,000       1,850      .05
Pharmacia & Upjohn, Inc.                                                  36,250       1,400      .04
Banking- 2.41%
Banc One Corp.                                                           447,700      21,322      .55
Bank of Boston Corp.                                                     290,840      20,322      .53
Commerce Bancshares, Inc.                                                428,596      19,287      .50
Norwest Corp.                                                            250,000      11,688      .30
Charter One Financial, Inc.                                              262,500      11,419      .30
Northern Trust Corp.                                                     125,000       9,078      .23
Chemicals- 2.19%
Valspar Corp.                                                            690,000      39,589     1.03
Great Lakes Chemical Corp.                                               325,000      17,428      .45
Mycogen Corp./1/                                                         800,000      13,400      .35
Air Products and Chemicals, Inc.                                         125,000       8,688      .22
Engelhard Corp.                                                          284,400       5,546      .14
Insurance- 2.19%
EXEL Ltd. (Incorporated in Bermuda)                                      810,000      30,679      .79
Transatlantic Holdings, Inc.                                             270,000      21,499      .56
Trenwick Group Inc.                                                      266,800      13,006      .34
CNA Financial Corp./1/                                                    80,000       8,600      .22
Everest Reinsurance Holdings, Inc.                                       200,000       5,625      .15
NAC Re Corp.                                                             135,000       4,927      .13
Electrical & Electronics- 1.90%
Telefonaktiebolaget LM Ericsson, Class B (American
 Depositary Receipts) (Sweden)                                         1,184,500      36,571      .95
Nokia Corp., Class A (American Depositary Receipts) (Finland)            360,000      20,205      .52
General Instrument Corp./1/                                              661,700      14,640      .38
Lucent Technologies Inc.                                                  35,000       1,794      .05
Telecommunications- 1.79%
MCI Communications Corp.                                               1,420,000      43,310     1.12
AirTouch Communications/1/                                               850,000      21,781      .56
United States Cellular Corp./1/                                          144,000       4,032      .11
Recreation & Other Consumer Products- 1.78%
Mattel, Inc.                                                           1,596,288      49,285     1.28
Duracell International Inc.                                              150,000       9,994      .26
Hasbro, Inc.                                                             185,000       7,608      .20
Electronic Arts/1/                                                        54,400       1,748      .04
Transportation: Airlines- 1.73%
Southwest Airlines Co.                                                 1,750,300      43,320     1.12
AMR Corp./1/                                                             195,000      17,794      .46
Delta Air Lines, Inc.                                                     75,000       5,644      .15
Energy Equipment- 1.40%
Schlumberger Ltd. (Netherlands Antilles)                                 325,000      33,800      .87
Reading & Bates Corp./1/                                                 700,000      20,300      .53
Miscellaneous Materials & Commodities- 1.15%
Pioneer Hi-Bred International, Inc.                                      635,000      44,291     1.15
Electronic Instruments- 1.10%
Applied Materials, Inc./1/                                               650,000      24,781      .64
KLA Instruments Corp./1/                                                 500,000      17,750      .46
Energy Sources- 0.78%
Murphy Oil Corp.                                                         298,000      15,198      .39
Enterprise Oil PLC (United Kingdom)                                    1,500,000      15,003      .39
Beverages & Tobacco - 0.65%
Philip Morris Companies Inc.                                             185,000      19,078      .49
PepsiCo, Inc.                                                            200,000       5,975      .16
Financial Services- 0.64%
Federal National Mortgage Assn.                                          600,000      24,750      .64
Multi-Industry- 0.32%
U.S. Industries, Inc./1/                                                 420,000      12,390      .32
Utilities: Electric & Gas- 0.30%
Columbia Gas System, Inc.                                                178,200      11,516      .30
Construction & Housing- 0.08%
Stone & Webster, Inc.                                                     90,000       2,936      .08
Miscellaneous
Other stocks in initial period of acquisition                                         63,280     1.64
                                                                                          -        -
TOTAL STOCKS  (cost: $2,472,575,000 )                                              3,458,067    89.58
                                                                                ---------------------
                                                                      Principal
                                                                         Amount
Short-Term Securities                                                     (000)
-----------------------------------------------------------------------------------------------------
Corporate Short-Term Notes- 8.17%
National Rural Utilities Cooperative Finance Corp.                       $54,500      54,124     1.40
 5.30%-5.31% due 12/13/96-1/28/97
Walt Disney Co. 5.26%-5.28% due 1/7-1/8/97                                37,100      36,890      .96
Lucent Technologies Inc. 5.24%-5.28% due 12/19/96-1/17/97                 35,400      35,215      .91
Weyerhaeuser Co. 5.28%-5.29% due 1/22-1/29/97                             32,300      32,033      .83
Warner-Lambert Co. 5.28% due 3/4/97                                       30,000      29,585      .77
General Electric Capital Corp. 5.25%-5.34% due 12/18/96-1/29/97           18,700      18,602      .48
Kellogg Co. 5.23% due 12/9/96                                             18,200      18,179      .47
American Express Credit Corp. 5.32% due 1/6/97                            18,200      18,100      .47
J.C. Penney Funding Corp. 5.24%-5.25% due 12/17-12/20/96                  17,500      17,455      .45
Beneficial Corp. 5.25%-5.30% due 12/2/96-1/16/97                          17,150      17,079      .44
H.J. Heinz Co. 5.23%-5.28% due 12/10-12/18/96                             16,300      16,260      .42
IBM Credit Corp. 5.30% due 1/23/97                                        15,900      15,773      .41
Sara Lee Corp. 5.26% due 12/24/96                                          6,300       6,278      .16

Certificates of Deposit- 1.04%
Morgan Guaranty Trust Co. of New York 5.29% due 12/12/96                  40,000      40,000     1.04

Federal Agency Discount Notes- 0.80%
Federal Home Loan Mortgage Corp. 5.215% 12/11-12/16/96                    24,200      24,151      .63
Federal National Mortgage Assn. 5.00%-5.45% 12/10/96                       6,665       6,656      .17

                                                                                ---------------------
TOTAL SHORT-TERM SECURITIES (cost:  $386,387,000)                                    386,380    10.01
                                                                                ---------------------
                                                                                   3,844,447    99.59
TOTAL INVESTMENT SECURITIES (cost:  $2,858,962,000)
Excess of cash and receivables over payables                                          15,902      .41
                                                                                ---------------------
NET ASSETS                                                                        $3,860,349  100.00%
                                                                                =====================

/1/ Non-income-producing securities.
/2/ Valued under procedures established by the Board of Trustees.
See Notes to Financial Statements

--------------------------------------------------------------------
Stocks appearing in the portfolio
 since May 31, 1996
--------------------------------------------------------------------
3Com
Adaptec
Advanced Micro Devices
Altera
Amway Asia Pacific
Bank of Boston
Columbia Gas System
CompuServe
Danka Business Systems
Enterprise Oil
Everest Reinsurance Holdings
KLA Instruments
Limited
Mycogen
Norwest
Quantum
Shared Medical Systems
Solectron
Western Digital
Woolworth


--------------------------------------------------------------------
Stocks eliminated from the portfolio
 since May 31, 1996
--------------------------------------------------------------------

Bausch & Lomb
BayBanks
Centennial Cellular
Cerner
Circus Circus Enterprises
Cirrus Logic
Compuware
Coram Healthcare
Electronic Arts
Fruit of the Loom
Greyhound Lines
H&R Block
Host Marriott Services
Huntington Bancshares
Infinity Broadcasting
Informix
International Business Machines
LIN Television
Loctite
Mercantile Bancorporation
Mercury General
Michaels Stores
Mirage Resorts
Mohawk Industries
New York Times
Nintendo
Noble Affiliates
Nucor
Phillips-Van Heusen
Pitney Bowes
Rayonier
Revlon
Southern Pacific Rail
Tambrands
Telephone and Data Systems
TIG Holdings
Toys "R" Us
Turner Broadcasting System

AMERICAN VARIABLE INSURANCE SERIES INTERNATIONAL FUND
Investment Portfolio,  November 30, 1996
(Unaudited)

Where the Fund's Assets Are Invested
                                                                            Percent of    Percent of
                                                                            Net Assets    Net Assets
                                                                          -------------- -------------
EUROPE                                                                              51.5%
     United Kingdom                                                                              11.4%
     Sweden                                                                                       8.2
     France                                                                                       5.6
     Germany                                                                                      5.5
     Netherlands                                                                                  4.0
     Italy                                                                                        4.0
     Spain                                                                                        3.7
     Switzerland                                                                                  3.4
     Norway                                                                                       2.4
     Finland                                                                                      1.7
     Other Europe                                                                                 1.6
ASIA/PACIFIC                                                                        25.3%
     Japan                                                                                        9.1
     Australia                                                                                    7.4
     Hong Kong                                                                                    4.3
     South Korea                                                                                  1.5
     New Zealand                                                                                  1.4
     Other Asia/Pacific                                                                           1.6
THE AMERICAS                                                                        12.6%
     Canada                                                                                       5.5
     Brazil                                                                                       3.3
     Mexico                                                                                       3.2
     Other Americas                                                                               0.6
OTHER COUNTRIES                                                                      2.1%

CASH AND EQUIVALENTS                                                                 8.5%
TOTAL                                                                              100.0%

Largest Individual Equity Holdings

Astra                                                                               2.27%
Orkla                                                                                2.12
Telecomunicacoes Brasileiras                                                         1.95
Australia and New Zealand Banking Group                                              1.72
Telefonica de Espana                                                                 1.70
Mannesmann                                                                           1.67
Volvo                                                                                1.47
Coca-Cola Amatil                                                                     1.39
ASEA/BBC Brown Boveri                                                                1.39
United News & Media                                                                  1.35


                                                                                            Market      Percent
                                                                             Number of       Value      of Net
Stocks (common and preferred)                                                 Shares         (000)      Assets
---------------------------------------------------------------------     -------------------------------------
TELECOMMUNICATIONS - 11.53%
Telecomunicacoes Brasileiras SA, preferred nominative
 (American Depositary Receipts) (Brazil)                                         609,722      $46,186       1.95%
Telefonica de Espana, SA (Spain)                                               1,360,000       29,802
Telefonica de Espana, SA (American Depositary Receipts)                          158,000       10,428        1.70
Telecom Italia Mobile SpA (Italy)                                             11,961,000       28,001
Telecom Italia Mobile SpA, savings shares                                      1,242,200        1,653        1.25
Telecom Corp. of New Zealand Ltd. (New Zealand)/1/                             4,956,800       26,119
Telecom Corp. of New Zealand Ltd. (American Depositary Receipts)                  11,700          984        1.14
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts) (Mexico)                                         882,000       26,791        1.13
Hong Kong Telecommunications Ltd. (Hong Kong)                                 14,333,663       24,843        1.05
STET - Societa Finanziaria Telefonica p.a. (Italy)                             3,300,000       14,050
STET - Societa Finanziaria Telefonica p.a., nonconvertible                                                    .97
 savings shares                                                                2,900,000        8,921
Telefonica del Peru SA (American Depositary Receipts) (Peru)                     766,700       14,855         .63
Telecom Italia SpA (Italy)                                                     6,075,200       14,210
Telecom Italia SpA, savings shares                                               276,000          508         .62
Koninklijke PTT Nederland NV (Netherlands)                                       230,000        8,610         .36
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp. (Indonesia)       1,600,000        4,420
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp.                                                  .23
 (American Depositary Receipts)                                                   40,000        1,105
Korea Mobile Telecommunications Corp. (South Korea)                                4,730        4,782         .20
Philippine Long Distance Telephone Co. (Global Depositary Receipts)
 (Philippines)                                                                    80,000        4,400         .19
SmarTone Telecommunications Holdings Ltd. (Hong Kong -
 Incorporated in Bermuda)                                                      1,300,000        2,640         .11
BROADCASTING & PUBLISHING - 8.85%
United News & Media plc (United Kingdom)                                       2,816,000       32,023        1.35
Pathe (France)                                                                    73,000       17,055         .72
Television Broadcasts Ltd. (Hong Kong)                                         4,092,000       15,719         .66
NV Verenigd Bezit VNU (Netherlands)                                              770,000       15,707         .66
CANAL+ (France)                                                                   67,132       15,401         .65
News Corp. Ltd. (American Depositary Receipts) (Australia)                       362,000        7,693
News Corp. Ltd., preferred shares (American Depositary Receipts)                 181,000        3,122         .61
News Corp. Ltd., preferred shares (United Kingdom)                               777,162        3,415
Wolters Kluwer NV (Netherlands)                                                  108,118       14,129         .60
Seven Network Ltd. (Australia)                                                 3,600,000       11,717         .49
Nippon Television Network Corp. (Japan)                                           39,000       11,716         .49
Independent Newspapers, PLC (Ireland)                                          2,007,020       10,293         .43
Mediaset SPA (Italy)/2/                                                        1,967,000        9,411         .40
Grupo Televisa, SA (American Depositary Receipts) (Mexico)/2/                    261,000        7,112         .30
SOFTBANK CORP. (Japan)                                                            94,600        7,063         .30
TeleWest Communications PLC (American Depositary Receipts)
 (United Kingdom)/2/                                                             351,000        7,020         .30
Pearson PLC (United Kingdom)                                                     540,000        6,672         .28
Elsevier NV (Netherlands)                                                        340,000        5,793         .24
Multicanal Participacoes SA (American Depositary Receipts) (Brazil)/2/           346,000        4,887         .21
Sing Tao Holdings Ltd. (Hong Kong - Incorporated in Bermuda)                   6,121,230        2,494         .11
AUDIOFINA (Luxembourg)                                                            26,780        1,195         .05
BANKING - 6.45%
Australia and New Zealand Banking Group Ltd. (Australia)                       6,196,216       40,688        1.72
Bank of Nova Scotia (Canada)                                                     874,200       30,259        1.28
HSBC Holdings plc (United Kingdom)                                             1,000,000       20,824         .88
Banco de Santander, SA (Spain)                                                   287,800       15,589         .66
Westpac Banking Corp. (Australia)                                              1,900,000       11,363         .48
ABN AMRO Holding NV (Netherlands)                                                125,000        8,091         .34
Allied Irish Banks, PLC (Ireland)                                              1,160,253        7,636         .32
Safra Republic Holdings SA (Luxembourg)                                           42,000        5,775         .24
Hanil Bank (South Korea)                                                         804,980        5,323         .22
Korea First Bank (South Korea)/2/                                                850,000        4,923         .21
Grupo Financiero Banamex Accival, SA de CV, Class B (Mexico)/2/                1,130,397        2,231
Grupo Financiero Banamex Accival, SA de CV, Class L (Mexico)/2/                   92,127          167         .10
AUTOMOBILES - 6.02%
Volvo AB, Class B (Sweden)                                                     1,580,000       34,737        1.47
Bayerische Motoren Werke AG (Germany)                                             48,000       31,126        1.31
Daimler-Benz AG (Germany)/2/                                                     320,000       20,907         .88
Toyota Motor Corp. (Japan)                                                       680,000       18,577         .78
Suzuki Motor Corp. (Japan)                                                     1,700,000       17,771         .75
Peugeot SA (France)                                                              110,000       13,524         .57
Hyundai Motor Co. (Global Depositary Receipts) (South Korea)                     628,440        6,128         .26
MULTI-INDUSTRY - 5.77%
Orkla AS, Class A (Norway)                                                       755,000       50,297        2.12
Hutchison Whampoa Ltd. (Hong Kong)                                             3,500,000       27,048        1.14
Industriforvaltnings AB Kinnevik, Class B (Sweden)                               305,000        8,547
Industriforvaltnings AB Kinnevik, Class A                                        101,600        2,756         .48
Benpres Holdings Corp. (Global Depositary Receipts ) (Philippines)/2/          1,400,000       10,290         .43
Anglovaal LTD, Class N (South Africa)                                            270,000        8,229         .35
Lend Lease Corp. Ltd. (Australia)                                                443,522        8,228         .35
Incentive AB, Class A (Sweden)                                                   120,000        8,013         .34
Groupe Bruxelles Lambert SA (Belgium)                                             57,000        7,230         .31
Brierley Investments Ltd. (New Zealand)                                        5,985,000        5,362
Brierley Investments Ltd., 9.00% convertible preferred                           722,000          626         .25
HEALTH & PERSONAL CARE - 4.92%
AB Astra, Class A (Sweden)                                                     1,120,000       53,755        2.27
Ciba-Geigy Ltd. (Switzerland)                                                     24,540       30,378        1.28
Glaxo Wellcome plc (American Depositary Receipts)
 (United Kingdom)                                                                500,000       16,438         .69
Hoya Corp. (Japan)                                                               300,000       11,253         .47
Banyu Pharmaceutical Co., Ltd. (Japan)                                           250,000        3,206         .14
SmithKline Beecham PLC (American Depositary Receipts) (United Kingdom)            25,000        1,722         .07
ELECTRICAL & ELECTRONICS - 4.66%
ASEA AB, Class A (Sweden)                                                        130,000       15,056
ASEA AB, Class B                                                                  69,300        7,974        1.39
BBC Brown Boveri Ltd, Class A (Switzerland)                                        7,822        9,791
ELECTRICAL & ELECTRONICS (continued)
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                                804,600       24,825
Telefonaktiebolaget LM Ericsson, Class B,  4.25% convertible preferred            14,500           62        1.05
Siemens AG (Germany)                                                             400,000       19,278         .81
Nokia Corp., Class A (Finland)                                                   180,000       10,009
Nokia Corp., Class K                                                             150,000        8,309         .77
Northern Telecom Ltd. (Canada)                                                   230,000       15,123         .64
FOOD & HOUSEHOLD PRODUCTS - 4.15%
Nestle SA (Switzerland)                                                           20,936       22,736         .96
Groupe Danone (France)                                                           151,171       22,262         .94
Reckitt & Colman PLC (United Kingdom)                                          1,687,437       19,884         .84
Cadbury Schweppes PLC (United Kingdom)                                         2,277,584       19,583         .83
PT Indofood Sukses Makmur (Indonesia)                                          4,017,000        8,397         .35
Dalgety PLC (United Kingdom)                                                   1,000,000        5,589         .23
BUSINESS & PUBLIC SERVICES - 3.03%
Reuters Holdings PLC (United Kingdom)                                          2,632,000       31,966        1.35
Rentokil Group PLC (United Kingdom)                                            2,610,000       19,041         .80
Brambles Industries Ltd. (Australia)                                             700,000       12,246         .52
NTT Data Communications Systems Corp. (Japan)                                        160        4,750         .20
Autopistas del Mare Nostrum, SA Concesionaria del Estado (Spain)                 250,000        3,848         .16
MACHINERY & ENGINEERING - 2.95%
Mannesmann AG (Germany)                                                           95,000       39,637        1.67
Valmet Corp. (Finland)                                                           600,000        9,886         .42
Svedala Industri AB (Sweden)                                                     530,000        9,085         .38
Kawasaki Heavy Industries, Ltd. (Japan)                                        1,400,000        6,420         .27
VA Technologie AG (Austria)                                                       31,764        4,998         .21
BEVERAGES & TOBACCO - 2.94%
Coca-Cola Amatil Ltd. (Australia)                                              2,908,736       32,851        1.39
LVMH Moet Hennessy Louis Vuitton (France)                                         48,000       12,170         .51
Panamerican Beverages, Inc., Class A (Mexico)                                    190,000        8,883         .37
San Miguel Corp., Class B (Philippines)                                        1,870,000        7,470         .32
Swedish Match AB (Sweden)                                                      1,580,000        5,181         .22
South African Breweries Ltd. (South Africa)                                      121,928        3,075         .13
UTILITIES:  ELECTRIC & GAS - 2.85%
Hongkong Electric Holdings Ltd. (Hong Kong)                                    5,875,000       18,845         .80
Centrais Eletricas Brasileiras SA, Class B, preferred nominative
 (American Depositary Receipts) (Brazil)                                         948,000       15,524         .65
Iberdrola, SA (Spain)                                                          1,275,000       14,708         .62
Korea Electric Power Corp. (South Korea)                                         188,000        6,011
Korea Electric Power Corp. (American Depositary Receipts)                        200,000        3,525         .40
Scottish Power PLC (United Kingdom)                                              661,200        3,757         .16
Consolidated Electric Power Asia Ltd. (Hong Kong -
 Incorporated in Bermuda)                                                      1,181,400        2,781         .12
CESP-Companhia Energetica de Sao Paulo, preferred nominative
 (American Depositary Receipts) (Brazil)/2/                                      204,096        1,939
CESP-Companhia Energetica de Sao Paulo, ordinary nominative                    9,745,000          377         .10
ELECTRONIC COMPONENTS - 2.53%
Rohm Co., Ltd. (Japan)                                                           330,000       20,292         .86
Murata Manufacturing Co., Ltd. (Japan)                                           420,000       14,352         .61
Kyocera Corp. (Japan)                                                            199,000       12,796         .54
ASM Lithography Holding NV (Netherlands)/2/                                      240,000       10,556         .44
Hirose Electric Co., Ltd. (Japan)                                                 30,000        1,818         .08
METALS:  NONFERROUS - 2.42%
Western Mining Corp. Holdings Ltd. (Australia)                                 2,390,451       15,172         .64
Inco Ltd. (Canada)                                                               420,000       14,648         .62
Alcan Aluminium Ltd. (Canada)                                                    310,000       10,928         .46
Noranda Inc. (Canada)                                                            400,000        9,457         .40
Teck Corp., Class B (Canada)                                                     300,000        7,093         .30
MERCHANDISING - 1.87%
Carrefour, SA (France)                                                            20,000       12,355         .52
Tesco PLC (United Kingdom)                                                     2,064,980       11,820         .50
Cifra, SA de CV, Class C (Mexico)/2/                                           6,000,000        8,294         .35
Woolworths Ltd. (Australia)                                                    2,533,042        6,307         .27
Amway Japan Ltd. (American Depositary Receipts) (Japan)                          300,000        5,588         .23
INSURANCE - 1.82%
Royal Sun Alliance (United Kingdom)                                            2,978,861       22,458         .95
Internationale Nederlanden Groep NV, warrants, expire 2001
 (Netherlands)/2/                                                              1,500,000       10,266         .43
Corporacion Mapfre, CIR, SA (Spain)                                              109,798        5,788         .25
National Mutual Asia Ltd. (Hong Kong)                                          5,000,000        4,559         .19
APPLIANCES & HOUSEHOLD DURABLES - 1.74%
Philips Electronics NV (Netherlands)                                             464,000       18,742         .79
Sony Corp. (Japan)                                                               224,000       14,344         .61
AB Electrolux, Class B (Sweden)                                                  137,900        8,088         .34
RECREATION & OTHER CONSUMER PRODUCTS - 1.54%
EMI Group PLC (United Kingdom) (formerly THORN EMI)                              468,712       10,814         .45
Fuji Photo Film Co., Ltd. (Japan)                                                300,000        9,408         .40
Sony Music Entertainment Inc. (Japan)                                            215,000        8,839         .37
Square Co. Ltd.  (Japan)                                                         102,000        4,928         .21
PolyGram NV (New York Registered Shares) (Netherlands)                            52,500        2,553         .11
BUILDING MATERIALS & COMPONENTS - 1.43%
Cemex, SA de CV, ordinary participation certificates (Mexico)                  4,562,700       15,219
Cemex, SA de CV, Class A                                                       2,321,450        7,773         .97
Holderbank Financiere Glaris Ltd. (Switzerland)                                   15,000       10,833         .46
CHEMICALS - 1.38%
AGA AB, Class B (Sweden)                                                         800,000       12,222
AGA AB, Class A                                                                  220,000        3,410         .66
L'Air Liquide (France)                                                            83,159       13,265         .56
Hoechst AG (Germany)                                                              88,000        3,852         .16
MISCELLANEOUS MATERIALS & COMMODITIES - 1.31%
SGL Carbon AG (Germany)                                                           89,600       11,014         .47
De Beers Consolidated Mines Ltd. (South Africa)                                  345,000       10,533         .44
English China Clays PLC (United Kingdom)                                       3,168,750        9,535         .40
ENERGY SOURCES - 1.01%
TOTAL, Class B (France)                                                          156,372       12,508
TOTAL, Class B, preferred nominative (American Depositary Receipts)               75,000        3,028         .66
ENI SpA (American Depositary Receipts) (Italy)                                   140,000        7,350         .31
"Shell" Transport and Trading Co., PLC (United Kingdom)                           10,000          998         .04
GOLD MINES - 0.53%
Ashanti Goldfields Co. Ltd. (Global Depositary Receipts) (Ghana)                 500,600        7,196
Ashanti Goldfields Co. Ltd. (Australia)                                          386,088        5,454         .53
Normandy Mining Ltd. (Australia)                                               7,400,000        9,935         .42
AEROSPACE & MILITARY TECHNOLOGY - 0.60%
Bombardier Inc., Class B (Canada)                                                793,900       14,122         .60
INDUSTRIAL COMPONENTS - 0.52%
Compagnie Generale des Etablissements Michelin, Class B (France)                 220,000       11,286
Compagnie Generale des Etablissements Michelin,                                                               .50
 2.50% convertible preferred                                                      10,000          574
Orbital Engine Corp. Ltd. (Australia)/2/                                         611,040          452         .02
TRANSPORTATION:  RAIL & ROAD - 0.50%
TNT Ltd. (Australia)/2/                                                        5,248,007       10,334
TNT Ltd., 8.00% convertible preferred                                            783,255        1,555         .50
LEISURE & TOURISM - 0.45%
Mandarin Oriental International Ltd. (Singapore)                               6,911,218       10,574         .45
DATA PROCESSING & REPRODUCTION - 0.42%
Olivetti SpA (Italy)/2/                                                       28,300,000       10,066         .42
TRANSPORTATION:  SHIPPING - 0.40%
Stolt-Nielsen SA, Class B (American Depositary Receipts)
 (Multinational)                                                                 327,000        5,723         .24
Nippon Yusen KK (Japan)                                                          790,000        3,782         .16
METALS:  STEEL - 0.36%
Kawasaki Steel Corp. (Japan)                                                   2,700,000        8,467         .36
FOREST PRODUCTS & PAPER - 0.33%
UPM-Kymmene Corp. (Finland)/2/                                                   385,000        7,712         .33
FINANCIAL SERVICES - 0.19%
ACOM CO., LTD. (Japan)                                                           100,000        4,392         .19
REAL ESTATE - 0.15%
Mitsui Fudosan Co., Ltd. (Japan)                                                 300,000        3,558         .15
MISCELLANEOUS
Other stocks in initial period of acquisition                                                 118,420        5.00
                                                                                         ------------------------
TOTAL STOCKS (cost: $1,785,725,000)                                                         2,157,219       91.04
                                                                                         ------------------------

                                                                             Principal
                                                                              Amount
Convertible Debentures                                                         (000)
---------------------------------------------------------------------     -------------  -----------------------
ELECTRIC & GAS - 0.21%
Korea Electric Power Corp 5.00% 2001                                            KW5,000         4,925         .21
FOREST PRODUCTS & PAPER - 0.18%
UPM-Kymmene Corp. 8.25% 2043                                                   FM17,000         4,183         .18
ELECTRONIC COMPONENTS - 0.08%
Acer Peripherals Inc. 1.25% 2006                                                   $2000        2,010         .08
AUTOMOBILES - 0.01%
Daimler-Benz AG 4.125% 2003                                                        DM463          348         .01
                                                                                         ----------------------
TOTAL CONVERTIBLE DEBENTURES (cost: $11,595,000)                                               11,466         .48
                                                                                         ----------------------
TOTAL EQUITY-TYPE SECURITIES (cost: $1,797,320,000)                                         2,168,685       91.52
                                                                                         ----------------------


                                                                             Principal      Market      Percent
                                                                              Amount         Value      of Net
Short-Term Securities                                                          (000)         (000)      Assets
---------------------------------------------------------------------     -------------  ----------------------
CORPORATE SHORT-TERM NOTES - 6.90%
Daimler-Benz North America Corp. 5.34%-5.42% due 12/11-12/17/96                  $20,400       20,355         .86
Panasonic Finance Inc. 5.28% due 2/7/97/1/                                        20,000       19,795         .84
Siemens Corp. 5.24%-5.31% due 12/5/96-1/31/97                                     19,800       19,685         .83
SmithKline Beecham Corp. 5.23%-5.25% due 12/2-12/3/96                             19,600       19,594         .83
Toyota Motor Corp. 5.28%-5.29% due 12/3-12/4/96                                   16,200       16,192         .68
France Telecom 5.30% due 2/10-2/25/97                                             13,990       13,823         .58
Halifax Building Society 5.40% due 1/3/97                                         13,300       13,232         .56
Canada Bills 5.23%-5.27% due 12/9-12/12/96                                        13,200       13,181         .56
Sony Capital Corp. 5.31% due 1/13-1/15/97/1/                                       8,100        8,046         .34
Abbey National North America 5.31% due 12/30/96                                    7,000        6,969         .29
Svenska Handelsbanken Inc. 5.43% due 12/19/96                                      5,000        4,986         .21
Dresdner U.S. Finance Inc. 5.30% due 1/6/97                                        4,000        3,978         .17
ABN AMRO North America Finance Inc. 5.50% due 12/3/96                              3,600        3,598         .15

CERTIFICATES OF DEPOSIT - 0.21%
National Westminster Bank PLC 5.53% due 12/12/96                                   5,000        5,000         .21
                                                                                         -----------------------
TOTAL SHORT-TERM SECURITIES (cost: $168,440,000)                                              168,434        7.11
                                                                                         -----------------------
TOTAL INVESTMENT SECURITIES (cost: $1,965,760,000)                                          2,337,119       98.63

Excess of cash and receivables over payables                                                   32,509        1.37
                                                                                         -----------------------
NET ASSETS                                                                                  2,369,628     100.00%
                                                                                         ========     ========

/1/ Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

/2/ Non-income-producing securities.

See Notes to Financial Statements

Equity-type securities appearing in the portfolio since May 31, 1996

Acer Peripherals
Anglovaal
ASM Lithography Holding
Benpres Holdings
De Beers Consolidated Mines
Hirose Electric
Hoechst
Hong Kong Telecommunications
Hyundai Motor
Kawasaki Steel
Korea Electric Power
Korea Mobile Telecommunications
Mediaset
Mitsui Fudosan
Multicanal Participacoes
Normandy Mining
Pathe
SGL Carbon
"Shell" Transport and Trading
SmarTone Telecommunications Holdings
SmithKline Beecham
Sony Music Entertainment
Square
Svedala Industri
Telefonica del Peru

Equity-type securities eliminated from the portfolio since May 31, 1996

Air New Zealand
Atlas Copco
Autopistas, Concesionaria Espanola
Banco Popular Espanol
Bank of Montreal
BARCO nv
British Airways
British Sky Broadcasting Group
Canadian National Railway
Chargeurs
China Light & Power
Compagnie de Saint-Gobain
Deutsche Bank
Engen
Hazlewood Foods
Irish Life
Ito-Yokado
ITOCHU
John Fairfax Holdings
Munchener Ruckversicherungs-Gesellschaft
NetCom Systems
News International
Nippon Telegraph and Telephone
Pohang Iron & Steel
Preussag
Rank Organisation
Securicor Group
Sidel
Sun Hung Kai Properties
Svenskt Stal
Swire Pacific
Tele Danmark
Telefonica de Sao Paulo
Uni-Charm
Vodafone Group

American Variable Insurance Series
GROWTH-INCOME FUND
Investment Portfolio - November 30, 1996

Stocks                                                             84.96%
Cash & Equivalents                                                 15.04%



                                                                 Percent
                                                                  of Net
Largest Individual Stocks                                         Assets
AT&T                                                                1.62%
Aluminum Co. of America                                              1.43
Walt Disney                                                          1.39
Atlantic Richfield                                                   1.31
Potash Corp. of Saskatchewan                                         1.19
Seagram                                                              1.17
WMX Technologies                                                     1.12
Schering-Plough                                                      1.09
Bowater                                                              1.07
Philip Morris                                                        1.05

                                                                 Number       Market    Percent
                                                                      of       Value     of Net
Stocks (common and preferred)                                     Shares       (000)     Assets

Energy Sources - 8.79%
Atlantic Richfield Co.                                           495,000      68,867       1.31%
Phillips Petroleum Co.                                         1,075,000      48,509         .93
Diamond Shamrock, Inc.                                         1,460,000      47,450         .90
Amoco Corp.                                                      600,000      46,575         .89
Pennzoil Co.                                                     750,000      42,188         .80
Valero Energy Corp.                                            1,275,000      38,250         .73
Unocal Corp.                                                     835,000      34,026         .65
Exxon Corp.                                                      300,000      28,387         .54
Texaco Inc.                                                      175,000      17,347         .33
Royal Dutch Petroleum Co. (New York Registered Shares)
 (Netherlands)                                                   100,000      16,988         .32
Chevron Corp.                                                    250,000      16,750         .32
TOTAL, Class B (American Depositary Receipts) (France)           409,455      16,532         .32
Union Pacific Resources Group, Inc.                              419,281      12,526         .24
Ashland Inc.                                                     200,000       9,600         .18
Societe Nationale Elf Aquitaine (American Depositary Receipts)                               .00
 (France)                                                        200,000       8,775         .17
Murphy Oil Corp.                                                 163,200       8,323         .16
Health & Personal Care - 6.82%
Schering-Plough Corp.                                            800,000      57,000        1.09
Pfizer Inc                                                       600,000      53,775        1.02
Merck & Co., Inc.                                                575,000      47,725         .91
American Home Products Corp.                                     660,000      42,405         .81
Warner-Lambert Co.                                               520,000      37,180         .71
Kimberly-Clark Corp.                                             370,000      36,167         .69
Abbott Laboratories                                              350,000      19,513         .37
Johnson & Johnson                                                300,000      15,938         .30
AB Astra, Class A (American Depositary Receipts) (Sweden)        300,000      14,475         .28
Eli Lilly and Co.                                                180,000      13,770         .26
Bristol-Myers Squibb Co.                                         100,000      11,375         .22
Tambrands Inc.                                                   200,000       8,550         .16
Banking - 6.44%
Norwest Corp.                                                    800,000      37,400         .71
First Union Corp.                                                365,000      27,877         .53
PNC Bank Corp.                                                   700,000      27,650         .53
BankAmerica Corp.                                                260,000      26,780         .51
Banc One Corp.                                                   551,375      26,259         .50
KeyCorp                                                          450,000      23,569         .45
SunTrust Banks, Inc.                                             450,000      22,837         .43
Chase Manhattan Corp.                                            200,000      18,900         .36
National City Corp.                                              400,000      18,550         .35
Fleet Financial Group, Inc.                                      300,000      16,613         .32
First Chicago NBD Corp.                                          250,000      14,687         .28
Northern Trust Corp.                                             200,000      14,525         .28
Bank of New York Co., Inc.                                       400,000      14,350         .27
Wells Fargo & Co.                                                 50,000      14,231         .27
CoreStates Financial Corp                                        250,000      13,469         .26
Citicorp                                                         100,000      10,925         .21
J.P. Morgan & Co. Inc.                                           100,000       9,438         .18
Business & Public Services - 5.89%
WMX Technologies, Inc.                                         1,630,000      58,680        1.12
Browning-Ferris Industries, Inc.                               1,450,000      38,969         .74
Cognizant Corp./1/                                               960,000      33,120         .63
Electronic Data Systems Corp.
 (formerly General Motors Corp., Class E)                        649,500      31,419         .60
Alexander & Baldwin, Inc.                                      1,020,000      27,030         .51
Dun & Bradstreet Corp.                                           960,000      21,720         .41
Omnicom Group Inc.                                               340,000      17,340         .33
Federal Express Corp./1/                                         380,000      16,815         .32
Manpower Inc.                                                    450,000      14,681         .28
PacifiCare Health Systems, Inc., Class A/1/                      160,000      12,640         .24
Humana Inc./1/                                                   600,000      11,325         .22
Pitney Bowes Inc.                                                175,000      10,325         .20
Ecolab Inc.                                                      250,000       9,719         .18
A.C. Nielsen Corp./1/                                            320,000       5,560         .11
Broadcasting & Publishing - 4.11%
Viacom Inc., Class B/1/                                        1,235,000      46,621         .89
Time Warner Inc.                                                 942,000      38,386         .73
News Corp. Ltd. (American Depositary Receipts) (Australia)     1,100,000      23,375
News Corp. Ltd., preferred shares (American Depositary
 Receipts)                                                       400,000       6,900         .58
New York Times Co., Class A                                      645,000      24,107         .46
E.W. Scripps Co., Class A                                        630,000      21,892         .42
U S WEST Media Group/1/                                          775,000      14,822         .28
Gannett Co., Inc.                                                170,000      13,345         .25
Comcast Corp., Class A, special stock                            729,706      12,223         .23
Tele-Communications, Inc., Series A, Liberty
 Media Group/1/                                                  393,750       9,844         .19
Chris-Craft Industries, Inc./1/                                  101,821       4,162         .08
Telecommunications- 4.06%
AT&T Corp.                                                     2,170,000      85,172        1.62
Ameritech Corp.                                                  804,100      47,341         .90
U S WEST Communications, Inc.                                    850,000      26,563         .51
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts) (Mexico)                         575,000      17,466         .33
MCI Communications Corp.                                         539,800      16,464         .31
AirTouch Communications/1/                                       449,621      11,522         .22
SBC Communications Inc.                                          100,000       5,262         .10
ALLTEL Corp.                                                     108,200       3,449         .07
Merchandising - 3.74%
Circuit City Stores, Inc.                                      1,418,000      47,326         .90
Wal-Mart Stores, Inc.                                          1,650,000      42,075         .80
Limited Inc.                                                   1,294,900      23,308         .45
Giant Food Inc., Class A                                         450,000      15,187         .29
Federated Department Stores/1/                                   400,000      13,650         .26
J.C. Penney Co., Inc.                                            250,000      13,437         .26
Mercantile Stores Co., Inc.                                      250,000      12,563         .24
May Department Stores Co.                                        250,000      12,188         .23
Sears, Roebuck and Co.                                           200,000       9,950         .19
Gap, Inc.                                                        200,000       6,425         .12
Chemicals - 3.71%
Mallinckrodt, Inc.                                               799,600      35,182         .67
Praxair, Inc.                                                    600,000      29,175         .56
Monsanto Co.                                                     673,000      26,752         .51
E.I. du Pont de Nemours and Co.                                  275,000      25,919         .49
Dow Chemical Co.                                                 180,000      15,075         .29
Great Lakes Chemical Corp.                                       250,000      13,406         .26
Imperial Chemical Industries PLC (American
 Depositary Receipts) (United Kingdom)                           200,000      10,350         .20
Eastman Chemical Co.                                             175,000       9,997         .19
PPG Industries, Inc.                                             140,000       8,575         .16
Lyondell Petrochemical Co.                                       340,000       7,650         .15
Air Products and Chemicals, Inc.                                 100,000       6,950         .13
Engelhard Corp.                                                  284,400       5,546         .10
Forest Products & Paper - 3.50%
Bowater Inc.                                                   1,495,000      56,249        1.07
Union Camp Corp.                                                 750,000      36,844         .70
Weyerhaeuser Co.                                                 450,000      20,700         .40
Rayonier Inc.                                                    525,000      20,344         .39
International Paper Co.                                          450,000      19,125         .36
Georgia-Pacific Corp.                                            150,000      10,912         .21
James River Corp. of Virginia                                    300,000       9,600         .18
Westvaco Corp.                                                   187,500       5,297         .10
Louisiana-Pacific Corp.                                          200,000       4,525         .09
Insurance - 3.15%
SAFECO Corp.                                                   1,078,800      44,905         .86
General Re Corp.                                                 156,000      26,325         .50
Allstate Corp.                                                   400,000      24,100         .46
American General Corp.                                           420,000      17,272         .33
Liberty Corp.                                                    350,000      13,344         .25
Aetna Inc.                                                       181,100      13,062         .25
AMBAC Inc.                                                       129,900       8,898         .17
St. Paul Companies, Inc.                                         120,000       7,065         .13
Arthur J. Gallagher & Co.                                        188,100       5,784         .11
American International Group, Inc.                                41,250       4,744         .09
Machinery & Engineering - 3.08%
Caterpillar Inc.                                                 625,000      49,453         .94
Parker Hannifin Corp.                                          1,000,000      40,625         .77
Deere & Co.                                                      716,600      31,978         .61
Ingersoll-Rand Co.                                               350,000      16,275         .31
Crompton & Knowles Corp.                                         700,000      12,863         .25
Greenfield Capital Trust, 6.00% convertible preferred/2/         118,000       5,428         .10
Case Corp.                                                       100,000       5,250         .10
Beverages & Tobacco - 2.84%
Seagram Co. Ltd. (Canada)                                      1,500,000      61,313        1.17
Philip Morris Companies Inc.                                     535,000      55,172        1.05
PepsiCo, Inc.                                                    870,000      25,991         .49
Anheuser-Busch Companies, Inc.                                   160,000       6,780         .13
Food & Household Products - 2.71%
Unilever NV (New York Registered Shares) (Netherlands)           250,000      43,281         .82
McCormick & Co.                                                  950,000      23,394         .45
Archer Daniels Midland Co.                                       850,000      18,700         .36
CPC International Inc.                                           200,000      16,650         .32
H.J. Heinz Co.                                                   375,000      14,203         .27
General Mills, Inc.                                              210,200      13,348         .25
ConAgra, Inc.                                                    240,000      12,750         .24
Aerospace & Military Technology - 2.15%
United Technologies Corp.                                        145,000      20,336         .39
General Motors Corp., Class H                                    370,000      20,165         .38
Boeing Co.                                                       200,000      19,875         .38
Sundstrand Corp.                                                 500,000      19,500         .37
Raytheon Co.                                                     350,000      17,894         .34
Litton Industries, Inc./1/                                       321,800      15,044         .29
Miscellaneous Materials & Commodities - 2.05%
Potash Corp. of Saskatchewan Inc. (Canada)                       830,000      62,561        1.19
Crown Cork & Seal Co., Inc.                                      450,000      23,850         .46
Pioneer Hi-Bred International, Inc.                              300,000      20,925         .40
Metals: Nonferrous - 1.78%
Aluminum Co. of America                                        1,180,000      75,078        1.43
Inco Ltd. (Canada)                                               280,000       9,765         .18
Alumax Inc./1/                                                   160,000       5,180         .10
Phelps Dodge Corp.                                                50,000       3,631         .07
Recreation & Other Consumer Products - 1.74%
Polaroid Corp.                                                   950,000      40,494         .77
Eastman Kodak Co.                                                220,000      17,820         .34
Stanley Works                                                    400,000      11,800         .22
American Greetings Corp., Class A                                400,000      11,300         .22
Duracell International Inc.                                      150,000       9,994         .19
Financial Services - 1.74%
Household International, Inc.                                    300,000      28,425         .54
Beneficial Corp.                                                 400,000      24,850         .47
Finova Group Inc.                                                180,000      11,880         .23
ADVANTA Corp., Class A                                           200,000       8,900         .17
American Express Co.                                             170,000       8,882         .17
Capital One Financial Corp.                                      150,000       5,419         .10
Associates First Capital Corp., Class A                           60,000       2,903         .06
Transportation: Rail & Road - 1.68%
Conrail, Inc.                                                    352,122      34,244         .65
Union Pacific Corp.                                              548,250      31,935         .61
Norfolk Southern Corp.                                           245,000      22,050         .42
Leisure & Tourism - 1.67%
Walt Disney Co.                                                  989,932      73,007        1.39
Host Marriott Corp./1/                                           600,000       9,150         .17
Marriott International, Inc.                                     100,000       5,575         .11
Data Processing & Reproduction - 1.50%
Silicon Graphics, Inc./1/                                      1,300,000      25,837         .49
Xerox Corp.                                                      510,000      25,054         .48
Adobe Systems Inc.                                               400,000      15,800         .30
International Business Machines Corp.                             75,000      11,953         .23
Electronic Components - 1.41%
Texas Instruments Inc.                                           500,000      31,875         .61
Intel Corp.                                                      200,000      25,375         .48
Linear Technology Corp.                                          350,000      16,494         .32
Multi-Industry - 1.36%
Tenneco Inc.                                                     555,000      28,305         .54
Textron Inc.                                                     170,000      16,214         .31
AlliedSignal Inc.                                                200,000      14,650         .28
Harsco Corp.                                                     100,000       6,975         .13
Minnesota Mining and Manufacturing Co.                            60,000       5,025         .10
Energy Equipment - 1.21%
Western Atlas Inc./1/                                            296,800      20,924         .40
Schlumberger Ltd. (Netherlands Antilles)                         170,000      17,680         .34
Baker Hughes Inc.                                                300,000      10,988         .21
Cooper Industries, Inc.                                          179,802       7,462         .14
Dresser Industries, Inc.                                         200,000       6,550         .12
Electrical & Electronics - 0.93%
Nokia Corp., Class A (American Depositary Receipts) (Finland)
 (Finland)                                                       600,000      33,675         .64
Lucent Technologies Inc.                                         297,136      15,228         .29
Telefonaktiebolaget LM Ericsson, Class B
 (American Depositary Receipts) (Sweden)                         350,000      10,806         .21
Industrial Components - 1.02%
Goodyear Tire & Rubber Co.                                       595,000      28,857         .55
Rockwell International Corp.                                     200,000      12,850         .24
Dana Corp.                                                       231,800       7,215         .14
ITT Industries, Inc.                                             200,000       4,675         .09
Utilities: Electric & Gas - 0.95%
Union Electric Co.                                               500,000      19,875         .38
Consolidated Edison Co. of New York, Inc.                        450,000      13,050         .25
Pacific Gas and Electric Co.                                     500,000      12,062         .23
Edison International                                             250,000       4,969         .09
Automobiles - 0.95%
General Motors Corp.                                             550,000      31,694         .61
Ford Motor Co., Class A                                          550,000      18,012         .34
Transportation: Airlines - 0.80%
AMR Corp./1/                                                     412,500      37,641         .72
Delta Air Lines, Inc.                                             60,000       4,515         .08
Appliances & Household Durables - 0.71%
Corning Inc.                                                     670,000      27,135         .52
Philips Electronics NV (New York Registered Shares)
 (Netherlands)                                                   250,000      10,125         .19
Textiles & Apparel - 0.30%
VF Corp.                                                         230,000      15,611         .30
Electronic Instruments
Imation Corp./1/                                                   6,000         182         .00
Miscellaneous
Other stocks in initial period of acquisition                                103,038        1.96
                                                                                   -          -
TOTAL STOCKS (cost: $3,221,455,000)                                        4,459,328       84.96
                                                                                   -          -

Short-Term Securities
Corporate Short-Term Notes - 12.05%
H.J. Heinz Co. 5.23%-5.30% due 12/9/96-1/8/97                     68,900      68,709        1.31
IBM Credit Corp. 5.30% due 1/15-1/30/97                           56,200      55,750        1.06
Coca-Cola Co. 5.25% due 12/19-12/26/96                            55,000      54,822        1.04
Lucent Technologies Inc. 5.24%-5.29% due 12/3/96-2/5/97           53,200      52,973        1.01
Walt Disney Co. 5.26%-5.28% due 1/7-2/14/97                       50,200      49,779         .95
Southwestern Bell Capital Corp. 5.24%-5.30%
 due 12/3/96-1/22/97/2/                                           43,000      42,846         .82
General Electric Capital Corp. 5.25%-5.34%
 due 12/18/96-1/29/97                                             42,800      42,486         .81
National Rural Utilities Cooperative Finance Corp. 5.28%-5.31%
 due 1/6-2/18/97                                                  41,200      40,839         .78
Weyerhaeuser Co. 5.28%-5.30% due 1/13-1/24/97                     39,700      39,415         .75
Hershey Foods Corp. 5.24%-5.26% due 12/2/96-1/14/97               34,600      34,466         .66
Kellogg Co. 5.23%-5.30% due 12/4/96-1/2/97                        27,000      26,949         .51
American Express Credit Corp. 5.32% due 1/6/97                    26,800      26,653         .51
Monsanto Co. 5.25% due 12/13/96/2/                                25,200      25,152         .48
Sara Lee Corp. 5.28% due 12/27/96                                 20,000      19,921         .38
Beneficial Corp. 5.30% due 1/16/97                                16,000      15,889         .30
Gannett Co., Inc. 5.25% due 12/5/96/2/                            13,600      13,590         .26
J.C. Penney Funding Corp. 5.24%-5.25% due 12/10-12/20/96          12,200      12,176         .23
United Parcel Service of America Inc. 5.40% due 12/11/96          10,000       9,984         .19

Federal Agency Discount Notes - 1.52%
Federal Home Loan Mortgage Corp. 5.215% due 12/11-12/16/96        79,715      79,560        1.52

Certificates of Deposit  - 0.95%
Morgan Guaranty Trust Co. of New York 5.29% due 12/12/96          50,000      50,000         .95
                                                                                   -          -
TOTAL SHORT-TERM SECURITIES (cost: $761,970,000)                             761,959       14.52
                                                                                   -          -
TOTAL INVESTMENT SECURITIES (cost: $3,983,425,000)                         5,221,287       99.48
Excess of cash and receivables
 over payables                                                                27,353         .52
                                                                                   -          -
NET ASSETS                                                                 5,248,640     100.00%
                                                                         =======================

/1/ Non-income-producing securities.

/2/ Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements


Stocks appearing in the portfolio
since May 31, 1996

AB Astra
A.C. Nielsen
Aetna
Air Products and Chemicals
Ashland
Associates First Capital
Circuit City Stores
Cognizant
Comcast
Crown Cork & Seal
Dresser Industries
Federated Department Stores
Finova Group
Humana
Imation
ITT Industries
Limited
Linear Technology
Lucent Technologies
Lyondell Petrochemical
McCormick & Co.
PacifiCare Health Systems
Pennzoil
Philips Electronics
Pioneer Hi-Bred International
Raytheon
Societe Nationale Elf Aquitaine
Telefonaktiebolaget LM Ericsson
Union Pacific

Stocks eliminated from the portfolio
since May 31, 1996

360/0/ Communications
Bankers Trust New York
Bausch & Lomb
Betz Laboratories
Boatmen's Bancshares
Cleveland-Cliffs
Colgate-Palmolive
Cox Communications
Digital Equipment
General Electric
General Public Utilities
Johnson Controls
LADD Furniture
McKesson
Novell
Oracle
Pacific Telesis Group
Southern Pacific Rail
TIG Holdings
Times Mirror
Tosco
Tribune
TRINOVA
TRW
Walgreen

                                                                    Percent
Asset Allocation Fund                                                of Net
Investment Portfolio November 30, 1996                               Assets
----------------------------------------------------             ----------
Equity-Type Securities                                                62.13%
Cash & Equivalents                                                     14.30
U.S. Government Bonds                                                  12.05
Corporate Bonds                                                        11.31
Non-U.S. Government Bonds                                                .21




LARGEST INDIVIDUAL EQUITIES
Atlantic Richfield                                                     1.95%
Warner-Lambert                                                          1.88
Pfizer                                                                  1.81
Rockwell International                                                  1.74
DuPont                                                                  1.65
Tenneco                                                                 1.56
NationsBank                                                             1.41
Rentokil Group                                                          1.39
J.C. Penney                                                             1.37
PepsiCo                                                                 1.36

                                                                                   Market      Percent
                                                                  Number of         Value       of Net
Stocks (common and preferred)                                        Shares         (000)       Assets
----------------------------------------------------             ----------    ----------   ----------
Energy Sources- 7.21%
Atlantic Richfield Co.                                              160,000        22,260         1.95%
Royal Dutch Petroleum Co. (New York Registered
 Shares) (Netherlands)                                               90,000        15,289          1.34
Chevron Corp.                                                       225,000        15,075          1.32
Phillips Petroleum Co.                                              200,000         9,025           .79
Kerr-McGee Corp.                                                    100,000         7,000           .61
Diamond Shamrock, Inc.                                              175,000         5,687           .50
Amoco Corp.                                                          60,000         4,658           .41
Unocal Corp.                                                         80,000         3,260           .29
Health & Personal Care- 7.06%
Warner-Lambert Co.                                                  300,000        21,450          1.88
Pfizer Inc                                                          230,000        20,614          1.81
SmithKline Beecham PLC (American Depositary
 Receipts) (United Kingdom)                                         150,000        10,331           .90
Bristol-Myers Squibb Co.                                             70,000         7,962           .70
Tambrands Inc.                                                      170,000         7,268           .64
American Home Products Corp.                                        110,000         7,068           .62
Kimberly-Clark Corp.                                                 60,000         5,865           .51
Banking- 7.03%
NationsBank Corp.                                                   155,000        16,062          1.41
Citicorp                                                            140,000        15,295          1.34
First Union Corp.                                                    94,500         7,217           .63
Jefferson BankShares, Inc.                                          238,700         6,997           .61
CoreStates Financial Corp                                           125,000         6,734           .59
Fleet Financial Group, Inc.                                         120,000         6,645           .58
H.F. Ahmanson & Co.                                                 200,000         6,600           .58
PNC Bank Corp.                                                      135,000         5,333           .47
BankAmerica Corp.                                                    50,000         5,150           .45
KeyCorp                                                              80,000         4,190           .37
Merchandising- 5.91%
J.C. Penney Co., Inc.                                               290,000        15,587          1.37
Wal-Mart Stores, Inc.                                               525,000        13,388          1.17
Walgreen Co.                                                        300,000        12,525          1.10
Limited Inc.                                                        550,000         9,900           .87
May Department Stores Co.                                           125,000         6,094           .53
Circuit City Stores, Inc.                                           130,000         4,339           .38
Sears, Roebuck and Co.                                               60,000         2,985           .26
Mercantile Stores Co., Inc.                                          52,400         2,633           .23
Chemicals- 4.92%
E.I. du Pont de Nemours and Co.                                     200,000        18,850          1.65
Air Products and Chemicals, Inc.                                    195,000        13,552          1.19
PPG Industries, Inc.                                                150,000         9,187           .81
Mallinckrodt Inc.                                                   150,000         6,600           .58
Armor All Products Corp.                                            250,000         4,719           .41
Great Lakes Chemical Corp.                                           60,000         3,218           .28
Industrial Components- 2.74%
Rockwell International Corp.                                        310,000        19,917          1.74
Echlin Inc.                                                         200,000         6,725           .59
Dana Corp.                                                          150,000         4,669           .41
Food & Household Products- 2.37%
McCormick & Co.                                                     400,000         9,850           .86
General Mills, Inc.                                                 100,000         6,350           .56
H.J. Heinz Co.                                                      150,000         5,681           .50
Archer Daniels Midland Co.                                          236,250         5,198           .45
Insurance- 2.25%
American General Corp.                                              176,700         7,267           .64
CIGNA Corp.                                                          50,000         7,069           .62
SAFECO Corp.                                                        150,000         6,244           .55
General Re Corp.                                                     30,000         5,062           .44
Beverages & Tobacco- 2.19%
PepsiCo, Inc.                                                       520,000        15,535          1.36
Seagram Co. Ltd. (Canada)                                           230,000         9,401           .83
Business & Public Services- 2.13%
Rentokil Group PLC (American Depositary Receipts)
 (United Kingdom)                                                   214,000        15,836          1.39
Dun & Bradstreet Corp.                                              200,000         4,525           .39
Alexander & Baldwin, Inc.                                           150,000         3,975           .35
Multi-Industry- 2.06%
Tenneco Inc.                                                        350,000        17,850          1.56
Textron Inc.                                                         60,000         5,722           .50
Recreation & Other Consumer Products- 1.96%
American Greetings Corp., Class A                                   300,000         8,475           .74
Duracell International Inc.                                         120,000         7,995           .70
Stanley Works                                                       200,000         5,900           .52
Forest Products & Paper- 1.71%
Georgia-Pacific Corp.                                               100,000         7,275           .64
Union Camp Corp.                                                    100,000         4,912           .43
Weyerhaeuser Co.                                                    100,000         4,600           .40
Rayonier Inc.                                                        70,000         2,713           .24
Transportation: Rail & Road- 1.56%
Union Pacific Corp.                                                 230,000        13,397          1.17
Conrail, Inc.                                                        45,929         4,467           .39
Aerospace & Military Technology- 1.48%
General Motors Corp., Class H                                       200,000        10,900           .96
Boeing Co.                                                           60,000         5,963           .52
Electrical & Electronics- 1.30%
Nokia Corp., Class A (American Depositary
 Receipts) (Finland)                                                170,000         9,541           .84
Hubbell Inc., Class B                                               126,000         5,292           .46
Machinery & Engineering- 1.19%
Deere & Co.                                                         180,000         8,032           .71
Crompton & Knowles Corp.                                            300,000         5,513           .48
Leisure & Tourism- 1.11%
Carnival Corp., Class A                                             400,000        12,650          1.11
Data Processing & Reproduction- 0.87%
Adobe Systems Inc.                                                  130,000         5,135           .45
International Business Machines Corp.                                30,000         4,781           .42
Telecommunications- 0.80%
Pacific Telesis Group                                               150,000         5,550           .49
AT&T Corp.                                                           90,000         3,533           .31
Metals: Nonferrous- 0.78%
Aluminum Co. of America                                             140,000         8,907           .78
Miscellaneous Materials & Commodities- 0.53%
Potash Corp. of Saskatchewan Inc. (Canada)                           80,000         6,030           .53
Automobiles- 0.50%
General Motors Corp.                                                100,000         5,762           .50
Broadcasting & Publishing- 0.44%
Time Warner Inc., preferred equity redemption
 cumulative stock                                                    55,000         2,200
Time Warner Inc., 10.25% cumulative exchangeable
 preferred, Series K/1/                                               2,597         2,811           .44
                                                                              -----------  -----------
TOTAL STOCKS (cost: $504,469,000)                                                 685,822         60.10
                                                                              -----------  -----------

                                                                  Principal
                                                                     Amount
Convertible Debentures                                                (000)
----------------------------------------------------             ----------    ----------   ----------
Industrials & Services- 0.90%
Turner Broadcasting System, Inc. 0% 2007/1/                          10,000         4,850           .43
Hanson America Inc. 2.39% 2001/1/                                     5,000         4,375           .38
Time Warner Inc. 0% 2012                                              2,500           944           .08
Discovery Zone 0% 2013                                                6,000            75           .01
Telecommunications- 0.25%
U S WEST Communications, Inc. 0% 2011                                 8,000         2,890           .25
                                                                               ----------   ----------
TOTAL CONVERTIBLE DEBENTURES (cost: $14,695,000)                                   13,134          1.15
                                                                               ----------   ----------
MISCELLANEOUS
Other equity-type securities in initial period of
 acquisition (cost:$9,725,000)                                                      9,986           .88
                                                                               ----------   ----------

TOTAL EQUITY-TYPE SECURITIES (cost: $528,889,000)                                 708,942         62.13
                                                                               ----------   ----------

Bonds & Notes
-----------------------------------------------
Industrials- 9.06%
Oryx Energy Co.:
 9.50% 1999                                                           3,000         3,195
 8.375% 2004                                                          2,500         2,641
 10.00% 1999                                                          1,000         1,070           .61
Time Warner Inc. 9.125% 2013                                          4,000         4,430           .39
Inco Ltd.:
 9.60% 2022                                                           2,000         2,240
 9.875% 2019                                                          1,500         1,621           .34
News America Holdings Inc.:
 10.125% 2012                                                         2,000         2,369
 7.43% 2026                                                           1,250         1,303           .32
Mobil Corp. 8.00% 2032                                                3,000         3,182           .28
Allegiance Corp. 7.00% 2026                                           3,000         3,105           .27
General Motors Corp. 8.80% 2021                                       2,500         2,948           .26
USX Corp. 9.125% 2013                                                 2,500         2,896           .25
Dayton Hudson Corp. 8.50% 2022                                        2,500         2,666           .23
Philips Electronics NV 7.20% 2026                                     2,500         2,597           .23
360/0/ Communications Co. 7.50% 2006                                    2,500         2,530           .22
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026                        2,500         2,525           .22
OXYMAR 7.50% 2016/1/                                                  2,500         2,450           .21
Acme Metals Inc. 12.50% 2002                                          2,000         2,140           .19
Container Corp. of America 9.75% 2003                                 2,000         2,085           .18
CenCall Communications Corp. 0%/10.125% 2004/2/                       3,000         1,995           .18
TCI Communications, Inc. 8.75% 2015                                   2,000         1,967           .17
Tele-Communications, Inc. 9.25% 2023                                  2,000         1,957           .17
Unisys Corp. 11.75% 2004                                              1,750         1,829           .16
Comtel Brasileira Ltda. 10.75% 2004/1/                                1,500         1,556           .14
Loehmann's, Inc. 11.875% 2003                                         1,000         1,080           .09
Omnipoint Corp. 11.625% 2006/1/                                       1,000         1,052           .09
Kaiser Aluminum Corp. 12.75% 2003                                       750           791           .07
PriCellular Wireless Corp. 10.75% 2004/1/                               750           780           .07
Woolworth Corp., Series A, 7.00% 2002                                   750           753           .07
Federal Agency Obligations-Mortgage
 Pass-Throughs /4/- 3.65%
Government National Mortgage Assn.:
 8.00% 2020-2026                                                     20,729        21,438
 7.50% 2026                                                           9,900        10,042
 8.50% 2022-2026                                                      5,695         5,980
 10.00% 2019                                                          1,384         1,525          3.42
Federal National Mortgage Assn.:
 7.00% 2009                                                           1,812         1,826
 9.00% 2019                                                             759           809           .23
Financial- 3.48%
Capital One Bank:
 7.35% 2000                                                           7,500         7,699
 7.15% 2006                                                           2,000         2,051           .85
General Motors Acceptance Corp.:
 8.875% 2010                                                          3,235         3,865
 9.625% 2001                                                          2,000         2,275           .54
Ocwen Financial Corp. 11.875% 2003                                    2,850         3,028           .26
Aetna Services, Inc. 6.97% 2036                                       2,500         2,593           .23
Terra Nova (Bermuda) Holdings Ltd. 10.75% 2005                        2,000         2,265           .20
First Union Corp. 6.82%/7.57% 2026/2/                                 2,000         2,059           .18
Chevy Chase Bank, F.S.B. 9.25% 2008                                   2,000         2,020           .18
American Re Corp. 10.875% 2004                                        1,500         1,623           .14
B.F. Saul Real Estate Investment Trust 11.625% 2002                   1,500         1,620           .14
First Nationwide Holdings Inc. 10.625% 2003/1/                        1,500         1,605           .14
Security Capital Industrial Trust 7.95% 2008                          1,500         1,587           .14
Shopping Center Associates 6.75% 2004/1/                              1,500         1,488           .13
Irvine Co. 7.46% 2006/1/ /3/                                          1,500         1,466           .13
Metropolitan Life Insurance Co. 7.45% 2023/1/                         1,500         1,438           .12
National Westminster Bancorp Inc. 9.45% 2001                          1,000         1,124           .10
Collateralized Mortgage Obligations
 (Privately Originated) /4/- 2.05%
Continental Airlines, Inc.:
 1996-A, 6.94% 2013/1/                                                4,000         4,045
 1996-2C, 10.22% 2014/1/                                              2,250         2,693           .59
United Air Lines, Inc.:
 1996-A2, 7.87% 2019                                                  2,500         2,512
 1995-A1, 9.02% 2012                                                  1,417         1,573           .36
Delta Air Lines, Inc.:
 1993-A2, 10.50% 2016                                                 2,000         2,481
 1992-A2, 9.20% 2014                                                  1,000         1,128           .31
Airplanes Pass Through Trust, Class C, 8.15% 2019                     3,000         3,157           .28
Jet Equipment Trust, Series 1995-B, 7.83% 2015/1/                     2,431         2,575           .22
USAir, Inc., 1996-B, 7.50% 2008/1/                                    1,948         2,026           .18
Federal Express Corp. 7.53% 2006                                      1,238         1,279           .11
Federal Agency Obligations-Other- 1.42%
Federal National Mortgage Assn.:
 6.53% 2006                                                          10,000         9,742
 7.52% 2004                                                           4,000         4,090          1.21
Federal Home Loan Mortgage Corp. 6.555% 2006                          2,400         2,358           .21
Non-U.S. Government Obligations- 0.21%
Israel (State of) 6.375% 2005                                         2,500         2,437           .21
Transportation- 0.15%
AMR Corp. 9.75% 2000                                                  1,000         1,090           .10
United Air Lines, Inc. 9.00% 2003                                       500           549           .05
Asset-Backed Obligations 4- 0.13%
Green Tree Financial Corp., Series 1995-A, Class NIM,
 7.25% 2005                                                           1,429         1,427           .13
Electric & Gas Utilities- 0.09%
Columbia Gas System Inc., Series E, 7.32% 2010                        1,000         1,017           .09
U.S. Treasury Obligations- 6.98%
10.375% 2012                                                         17,000        22,453
7.25% 2004                                                           13,000        13,985
7.125% 2000                                                           8,000         8,325
8.75% 1997                                                            6,000         6,166
8.75% 2008                                                            5,000         5,738
8.25% 2005                                                            5,000         5,335
9.25% 1998                                                            5,000         5,295
8.75% 2000                                                            3,000         3,295
8.875% 1999                                                           2,500         2,666
11.125% 2003                                                          2,000         2,563
10.375% 2009                                                          2,000         2,528
11.75% 2010                                                             500           679
10.75% 2003                                                             500           627          6.98
                                                                               ----------   ----------
TOTAL BONDS & NOTES (cost: $264,266,000)                                          269,013         23.57
                                                                               ----------   ----------

Short-Term Securities
------------------------------------------------
Corporate Short-Term Notes- 12.66%
J.C. Penney Funding Corp. 5.23%-5.31% due 12/12/96-1/30/97           25,300        25,218          2.21
American Express Credit Corp. 5.25%-5.26% due 12/5-12/18/96          20,000        19,967          1.75
Warner-Lambert Co. 5.28% due 3/5/97/1/                               20,000        19,721          1.73
Lucent Technologies Inc. 5.24%-5.26% due 12/5/96-1/6/97              13,500        13,467          1.18
PACCAR Financial Corp. 5.24% due 12/19/96                            12,000        11,967          1.05
Walt Disney Co. 5.28% due 1/7/97                                     10,700        10,640           .93
Hershey Foods Corp. 5.24% due 12/2/96                                10,400        10,397           .91
Sara Lee Corp. 5.28% due 12/27/96                                    10,000         9,961           .87
IBM Credit Corp. 5.30% due 1/15-1/30/97                               9,900         9,820           .86
General Electric Capital Corp. 5.34% due 1/29/97                      7,700         7,631           .67
National Rural Utilities Cooperative Finance Corp.
 5.30% due 12/13/96                                                   5,700         5,689           .50
Federal Agency Discount Notes- 1.14%
Federal National Mortgage Assn. 5.45% due 12/10/96                   13,000        12,981          1.14
                                                                                ---------    ---------
TOTAL SHORT-TERM SECURITIES (cost: $157,461,000)                                  157,459         13.80
                                                                                ---------    ---------
TOTAL INVESTMENT SECURITIES (cost: $950,616,000)                                1,135,414         99.50

Excess of cash and receivables over payables                                        5,677           .50
                                                                                ---------    ---------
NET ASSETS                                                                      1,141,091       100.00%
                                                                                =========    =========


/1/Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
/2/Represents a step bond; coupon rate will increase at a later date.
/3/Valued under procedures established by the  Board of Trustees.
/4/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

See Notes to Financial Statements


Equity-type securities appearing in the portfolio since May 31, 1996

Carnival
Discovery Zone
General Re
Limited
Mallinckrodt
Potash Corp of Saskatchewan
PPG Industries
Rentokil Group


Equity-type securities eliminated from the portfolio since May 31, 1996

AMBAC
Anheuser-Busch
Baker Hughes
Bausch & Lomb
H&R Block
Colgate-Palmolive
Comerica
Cooper Cameron
CSX
Eastman Chemical
Eastman Kodak
Gap
General Public Utilities
Greenfield Capital Trust
Hancock Fabrics
Long Island Lighting
Louisiana-Pacific
Minnesota Mining and Manufacturing
Norfolk Southern
Ralston Purina
Texaco

AMERICAN VARIABLE INSURANCE SERIES
BOND FUND
INVESTMENT PORTFOLIO - NOVEMBER 30, 1996

U.S. GOVERNMENT BONDS                                                   33.10%
CORPORATE BONDS                                                         35.87
CASH & EQUIVALENTS                                                      23.76
EQUITY-TYPE SECURITIES                                                   4.21
NON-U.S. GOVERNMENT BONDS                                                3.06

                                                                   Principal     Market  Percent
                                                                       Amount     Value    Of Net
Bonds & Notes                                                           (000)     (000)    Assets
Diversified Media, Cable Television &
Telecommunications - 4.88%
MFS Communications Co., Inc.:
 0%/9.375% 2004/1/                                                       $800      $692
 0%/8.875% 2006/1/                                                        750       544      1.60%
Comtel Brasileira Ltda. 10.75% 2004/2/                                  1,000     1,038       1.34
Brooks Fiber Properties, Inc. 0%/10.875% 2006/1/                          700       459        .59
AT&T Corp. 8.625% 2031                                                    250       272        .35
Time Warner Inc. 7.95% 2000                                               250       260        .34
Muzak LP/Capital 10.00% 2003                                              250       256        .33
Viacom International Inc. 9.125% 1999                                     250       256        .33
Transportation -  4.21%
USAir, Inc. 9.625% 2001                                                 1,000       985       1.27
Airplanes Pass Through Trust:
 Class C, 8.15% 2019/3/                                                   500       526
 Class D, 10.875% 2019/3/                                                 275       307       1.08
Jet Equipment Trust:
 Series 1995-A, 11.44% 2014/2/ /3/                                        300       362
 Series 1994-A, 11.79% 2013/2/ /3/                                        250       308        .86
Continental Airlines, Inc., Series 1996-C, 9.50% 2015/3/                  250       287        .37
Teekay Shipping Corp. 8.32% 2008                                          250       247        .32
United Air Lines, Inc. 10.67% 2004                                        200       241        .31
Financial Services - 3.88%
Ocwen Financial Corp. 11.875% 2003                                      1,150     1,222      1.58%
Capital One Bank 7.15% 2006                                                500       513       .66
Aames Financial Corp. 9.125% 2003                                         500       510        .66
Ford Motor Credit Co. 6.85% 2000                                          500       510        .66
General Motors Acceptance Corp. 6.625% 2005                               250       249        .32
Manufacturing & Materials -  3.75%
Kaiser Aluminum & Chemical Corp.:
 10.875% 2006/2/                                                          500       516
 9.875% 2002                                                              250       252        .99
Knoll Group, Inc. 10.875% 2006                                            500       545        .70
Printpack Inc. 10.625% 2006/2/                                            500       520        .67
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026                            300       303        .39
U.S. Can Corp. 10.125% 2006/2/                                            250       261        .34
Northern Telecom Ltd. 6.875% 2002                                         250       257        .33
AMTROL Inc. 10.625% 2006/2/                                               250       253        .33
Energy & Related Companies - 3.30%
Oryx Energy Co. 8.375% 2004                                               500       528        .68
J. Ray McDermott, SA 9.375% 2006                                          500       525        .68
Mariner Energy, Inc. 10.50% 2006/2/                                       500       519        .67
Chesapeake Energy Corp. 9.125% 2006                                       500       517        .67
Falcon Drilling Co., Inc., Series B, 8.875% 2003                          250       253        .33
McDermott Inc. 9.375% 2002                                                200       211        .27
Cellular, Paging & Wireless Communications -  2.57%
PriCellular Wireless Corp. 10.75% 2004/2/                                 500       520        .67
NEXTEL Communications, Inc. 0%/11.50% 2003/1/                             500       376        .49
360/0/ Communications Co. 7.50% 2006                                        325       329        .43
Sprint Spectrum LP, Sprint Spectrum Finance Corp.                         500       325        .42
 0%/12.50%  2006/1/
Omnipoint Corp. 11.625% 2006/2/                                           250       263        .34
Cellular Communications International, Inc.
 Units, 0% 2000                                                           250       170        .22
Banking & Thrifts - 2.37%
First Nationwide Holdings Inc. 10.625% 2003/2/                          1,000     1,070       1.38
Chevy Chase Bank, FSB 9.25% 2008                                          500       505        .66
First Union Corp. 6.82%/7.57% 2026/1/                                     250       257        .33
Health & Personal Care - 1.92%
Integrated Health Services, Inc. 10.75% 2004                              500       529        .68
Allegiance Corp. 7.00% 2026                                               500       517        .67
Paracelsus Healthcare Corp. 10.00% 2006                                   500       443        .57
Collateralized  Mortgage Obligations (Privately
 Originated) /3/ - 1.86%
Wells Fargo Capital Markets APT Financing Trust 6.56% 2005/2/           1,000     1,007       1.30
Merrill Lynch Mortgage Investors, Inc., Series 1995-C2,
 Class A, 7.452% 2021 /4/                                                 427       436        .56
Broadcasting & Publishing - 1.73%
Young Broadcasting Inc. 10.125% 2005                                      500       502        .65
Grupo Televisa, S.A. 0%/13.25% 2008/1/                                    500       329        .42
News America Holdings Inc. 7.43% 2026                                     250       261        .34
Chancellor Broadcasting Co. 9.375% 2004                                   250       249        .32
Business & Public Services - 1.03%
Allied Waste North America, Inc. 10.25% 2006/2/                           500       510        .66
Federal Express Corp. 9.875% 2002                                         250       288        .37
Merchandising - 0.92%
Loehmann's, Inc. 11.875% 2003                                             500       540        .70
Woolworth Corp., Series A, 7.00% 2002                                     170       171        .22
Asset- Backed Obligations/3/ - 0.85%
Green Tree Financial Corp., Series 1995-A, Class NIM, 7.25% 2005          357       357        .46
EQCC Home Equity Loan Asset-Backed Certificates,  Series 1996-A
 Class A-2, 6.95% 2012                                                    300       304        .39
Insurance - 0.70%
Terra Nova (Bermuda) Holdings Ltd. 10.75% 2005                            250       283        .37
Aetna Services, Inc. 6.97% 2036                                           250       259        .33
Cable & Telephone in the United Kingdom - 0.57%
Comcast UK Cable Partners Ltd. 0%/11.20% 2007/1/                          650       444        .57
Machinery & Engineering - 0.38%
Deere & Co. 8.95% 2019                                                    250       294        .38
Data Processing & Reproduction - 0.34%
Unisys Corp. 11.75% 2004                                                  250       261        .34
Electrical & Electronics - 0.34%
Philips Electronics NV 7.20% 2026                                         250       260        .34
Independent Power Producers - 0.27%
California Energy Co., Inc. 9.875% 2003                                   200       209        .27
Non-U.S. Governments & Governmental
Authorities -  3.06%
Canadian Government 4.599% 2021 /4/                                    C$1000       833       1.08
Argentina (Republic of):
 Eurobond Series L, 6.625% 2005 /4/                                      $319        275
 8.375% 2003                                                               250       233       .66
Ireland (Republic of) 8.00% 2006                                       IRE250       461        .59
Brazil (Federal Republic of) Capitalization Bond 8.00% 2014 /5/          $275        202       .26
Deutschland Republic 8.00% 2002                                         DM250       185        .24
South Africa (Republic of) 13.00% 2010                               ZAR1,000       180        .23
Federal Agency Obligations-Mortgage Pass-Throughs/3/ -  11.17%
Government National Mortgage Assn.:
 5.00% 2026                                                            $2,181     2,156
 6.50% 2025-2026                                                        1,310     1,273       7.72
 9.50% 2021                                                               955     1,040
 10.00% 2019                                                              923     1,016
 7.00% 2026                                                               498       495
Federal National Mortgage Assn.:
 10.00% 2018-2025                                                       1,392     1,542       3.45
 9.00% 2021                                                               781        833
 6.50% 2026                                                               303       294
Federal Agency Obligations-Other - 2.28%
Federal National Mortgage Assn. 7.04% 2005                                 890       884      1.14
Federal Home Loan Mortgage Corp.:
 6.78% 2005                                                               500       496
 5.78% 2003                                                               400       384       1.14
U.S. Treasury Obligations - 19.65%
6.25% 2003                                                              7,500     7,634      19.65
10.375% 2009-2012                                                       3,000     3,934
7.25% 2004                                                              2,500     2,691
8.875% 2017                                                               750       955
                                                                               --------  --------
TOTAL BONDS & NOTES (cost: $54,281,000)                                          55,768      72.03
                                                                               --------   -------
                                                                      Number
                                                                           of
                                                                       Shares
                                                                 or Principal
                                                                       Amount
                                                                        (000)
Equity-Type Securities
Preferred Stocks - 1.04%
Time Warner Inc. exchangeable preferred, Series K/2/                      524       567        .73
El Paso Electric Co., 11.40% preferred,
 Series, A 2008 /5/                                                     2,168       239        .31
Convertible Debentures - 0.70%
U S WEST Communications, Inc. 0% 2011                                  $1,500       542        .70
Miscellaneous
Equity-type securities in initial period of acquisition                           1,909       2.47
                                                                               --------  --------
TOTAL EQUITY-TYPE SECURITIES (cost: $2,667,000)                                   3,257       4.21
                                                                               --------  --------

                                                                   Principal
                                                                       Amount
Short-Term Securities                                                   (000)
Corporate Short-Term Notes -  22.35%
Southwestern Bell Telephone Co. 5.25% due 12/6/96                    $  2,000     1,998       2.58
H.J. Heinz Co. 5.25% due 12/4/96                                        1,900     1,899       2.45
CIT Group Holdings Inc. 5.26% 12/16/96                                  1,900     1,896       2.45
Abbott Laboratories Inc. 5.25% due 12/5/96                              1,500     1,499       1.94
Lucent Technologies Inc. 5.25% due 12/17/96                             1,500     1,496       1.93
Coca-Cola Co. 5.24% due 12/30/96                                        1,400     1,394       1.80
Raytheon Co. 5.25% due 12/10/96                                         1,300     1,298       1.68
International Lease Finance Corp. 5.23% due 12/13/96                    1,300     1,297       1.67
IBM Credit Corp. 5.33% due 1/14/97                                      1,300     1,291       1.67
American Express Credit Corp. 5.26% due 12/9/96                         1,000       999       1.29
General Electric Capital Corp. 5.75% due 12/2/96                          900       900       1.16
PACCAR Financial Corp. 5.26% due 12/19/96                                 838       836       1.08
BellSouth Telecommunications, Inc. 5.22% due 12/4/96                      502       502        .65
Federal Agency Discount Notes -  1.29%
Federal Farm Credit Bank 5.22% due 12/6/96                              1,000       999       1.29
                                                                               --------   -------
TOTAL SHORT-TERM SECURITIES (cost: $18,304,000)                                  18,304      23.64
                                                                               --------   -------

TOTAL INVESTMENT SECURITIES (cost: $75,252,000)                                  77,329      99.88
Excess of cash and receivables over payables                                         96        .12
                                                                              ---------   -------
NET ASSETS                                                                      $77,425     100.00
                                                                              --------- ---------
/1/ Represents a step bond; coupon rate will increase at a later date.

/2/ Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

/3/ Pass-through securities backed by a pool of mortgages or other loans  on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

/4/ Coupon rate may change periodically.

/5/ Payment in kind. The issuer has the option of paying additional securities in lieu of cash.

See Notes to Financial Statements

AMERICAN VARIABLE INSURANCE SERIES
HIGH-YIELD BOND FUND
INVESTMENT PORTFOLIO - NOVEMBER 30, 1996

CORPORATE BONDS                                                           77.19%
NON-U.S. CORPORATE BONDS                                                   0.00%
U.S. TREASURY BONDS                                                        7.36%
NON-U.S. GOVERNMENT BONDS                                                  1.72%
CASH & EQUIVALENTS                                                        11.42%
STOCKS & CONVERTIBLE DEBENTURES                                            2.31%

                                                                       Percent
                                                                         of Net
Largest Corporate Holdings                                               Assets
MFS Communications                                                         3.17%
Bell Cablemedia                                                            2.39
Videotron Holdings                                                         2.18
Integrated Health Services                                                 2.10
California Energy                                                          2.08
Container Corp. of America                                                 2.06
Coltec Industries                                                          1.82
USAir                                                                      1.81
International CableTel                                                     1.62
CellNet Data Systems                                                       1.57

                                                                     Principal       Market  Percent
                                                                         Amount       Value    Of Net
Bonds & Notes                                                             (000)       (000)    Assets
Cellular, Paging & Wireless Communications - 12.55%
Centennial Cellular Corp. 8.875% 2001                                   $10,000      $9,600      1.45%
PriCellular Wireless Corp.:
 0%/12.25% 2003/1/                                                        6,000       5,055
 10.75% 2004/2/                                                           2,250       2,340       1.44
 0%/14.00% 2001/1/                                                        2,185       2,152
CellNet Data Systems, Inc. 0%/13.00% 2005/1/ /2/ /3/                     14,000       9,170       1.38
PanAmSat, LP:
 9.75% 2000                                                               6,000       6,345       1.24
 0%/11.375% 2003/1/                                                       2,000       1,840
Paging Network, Inc. 11.75% 2002                                          7,300       7,884       1.19
NEXTEL Communications, Inc.:
 0%/10.125% 2004 (formerly CenCall Communications)/1/                     4,750       3,159
 0%/11.50% 2003/1/                                                        3,000       2,257       1.07
 0%/9.75% 2004/1/                                                         2,500       1,653
Cellular Communications International, Inc. Units, 0% 2000                6,500       4,420        .67
Cellular, Inc. 0%/11.75% 2003/1/                                          4,500       4,050        .61
Rogers Cantel Mobile Communications Inc.:
 11.125% 2002                                                             2,500       2,637        .56
 9.375% 2008                                                              1,000       1,050
Comunicacion Celular SA 0%/13.125% 2003/1/                                5,000       3,263        .49
Omnipoint Corp. 11.625% 2006/2/                                           3,000       3,157        .48
Heartland Wireless Communications, Inc. 13.00% 2003                       3,000       3,090        .47
MobileMedia Communications, Inc. 0%/10.50% 2003/1/                        5,250       2,284        .35
Sprint Spectrum LP, Sprint Spectrum
 Finance Corp. 11.00% 2006                                                2,000       2,125        .32
Mobile Telecommunications Technology Corp. 13.50% 2002                    1,750       1,811        .27
Western Wireless Corp. 10.50% 2006/2/                                     1,500       1,545        .23
InterCel, Inc. 0%/12.00% 2006/1/                                          2,000       1,190        .18
Vanguard Cellular Systems, Inc. 9.375% 2006                               1,000       1,004        .15
Manufacturing & Materials - 8.52%
Coltec Industries Inc.:
 9.75% 2000                                                               9,450      10,230       1.82
 9.75% 1999                                                               1,750       1,881
Kaiser Aluminum & Chemical Corp.:
 12.75% 2003                                                              4,850       5,117
 10.875% 2006/2/                                                          2,500       2,581       1.52
 9.875% 2002                                                              2,350       2,374
Texas Petrochemicals Corp. 11.125% 2006/2/                                5,500       5,885        .89
Acme Metals Inc.:
 0%/13.50% 2004/1/                                                        3,000       3,030        .86
 12.50% 2002                                                              2,500       2,675
MagneTek, Inc. 10.75% 1998                                                3,500       3,605        .54
AGCO Corp. 8.50% 2006                                                     3,500       3,587        .54
UCAR Global Enterprises Inc. 12.00% 2005                                  2,865       3,305        .50
Westinghouse Air Brake Co. 9.375% 2005                                    3,000       3,090        .47
Owens-Illinois, Inc. 11.00% 2003                                          2,500       2,766        .42
Sterling Chemicals, Inc. 11.75% 2006                                      2,000       2,040        .31
U.S. Can Corp. 10.125% 2006/2/                                            1,750       1,829        .28
Knoll Group, Inc. 10.875% 2006                                            1,250       1,363        .21
AK Steel Corp. 10.75% 2004                                                1,000       1,072        .16
Cable & Telephone in the United Kingdom - 8.14%
Bell Cablemedia PLC 0%/11.95% 2004/1/                                    18,500      15,817       2.39
Videotron Holdings PLC:
 0%/11.125% 2004/1/                                                      14,500      12,470       2.18
 0%/11.00% 2005/1/                                                        2,500       1,969
International CableTel Inc. 0%/10.875% 2003/1/                           13,250      10,699       1.62
Comcast UK Cable Partners Ltd. 0%/11.20% 2007/1/                         11,500       7,849       1.18
TeleWest PLC:
 9.625% 2006                                                              2,500       2,556        .49
 0%/11.00% 2007/1/                                                        1,000         678
Ionica, PLC Units 13.50% 2006/2/                                          1,750       1,873        .28
Energy & Related Companies - 6.13%
Triton Energy Corp. 0%/9.75% 2000/1/                                      4,500       4,669        .70
Chesapeake Energy Corp.:
 9.125% 2006                                                              3,000       3,105        .63
 10.50% 2002                                                              1,000       1,095
Mariner Energy, Inc. 10.50% 2006/2/                                       4,000       4,150        .63
Abraxas Petroleum Corp. 11.50% 2004/2/                                    4,000       4,130        .62
Kelley Oil & Gas Corp. 10.375% 2006/2/                                    4,000       4,080        .62
Dual Drilling Co. 9.875% 2004                                             3,500       3,780        .57
Benton Oil and Gas Co. 11.625% 2003                                       3,000       3,300        .50
Falcon Drilling Co., Inc.:
 Series B, 8.875% 2003                                                    2,250       2,273        .50
 Series B, 9.75% 2001                                                     1,000       1,024
Global Marine, Inc. 12.75% 1999                                           2,700       2,903        .44
Tuboscope Vetco International Inc. 10.75% 2003                            2,000       2,195        .33
Flores & Rucks, Inc. 13.50% 2004                                          1,750       2,069        .31
J. Ray McDermott, SA 9.375% 2006                                          1,000       1,050        .16
Forcenergy Inc. 9.50% 2006                                                  750         780        .12
Diversified Media, Cable Television &
 Telecommunications - 6.04%
MFS Communications Co., Inc. 0%/9.375% 2004/1/                           24,250      20,976       3.17
Multicanal Participacoes SA 12.625% 2004/2/                               4,000       4,310        .65
Cablevision Systems Corp. 9.875% 2013                                     3,000       2,925        .44
Brooks Fiber Properties, Inc. 0%/10.875% 2006/1/                          3,250       2,129        .32
Jones Intercable, Inc. 9.625% 2002                                        1,500       1,545        .23
Viacom International Inc. 7.75% 2005                                      1,500       1,492        .22
Telecom Argentina STET-France Telecom SA 12.00% 2002                      1,000       1,102        .17
Summitt Communications Group, Inc. 10.50% 2005                            1,000       1,097        .17
Teleport Communications Group Inc. 9.875% 2006                            1,000       1,057        .16
Comtel Brasileira Ltda. 10.75% 2004/2/                                    1,000       1,038        .16
Comcast Corp. 10.25% 2001                                                   925         983        .15
IntelCom Group Inc. 0%/13.50% 2005/1/                                     1,000         688        .10
Storer Communications, Inc. 10.00% 2003                                     634         640        .10
Health & Personal Care - 5.76%
Integrated Health Services, Inc.:
 10.25% 2006/2/                                                           5,000       5,150
 9.625% 2002                                                              2,750       2,812       1.60
 10.75% 2004                                                              2,500       2,644
Regency Health Services, Inc.:
 9.875% 2002                                                              6,250       6,312       1.28
 12.25% 2003                                                              2,000       2,128
Paracelsus Healthcare Corp. 10.00% 2006                                   8,250       7,301       1.10
Universal Health Services, Inc. 8.75% 2005                                6,500       6,711       1.01
Merit Behavioral Care Corp. 11.50% 2005                                   2,500       2,650        .40
Mariner Health Group, Inc. 9.50% 2006                                     2,500       2,438        .37
Leisure, Tourism & Restaurants - 4.83%
Foodmaker, Inc.:
 9.75% 2002                                                               3,750       3,825        .96
 9.25% 1999                                                               2,500       2,538
AMF Group Inc.:
 0%/12.25% 2006/1/                                                        6,000       3,795        .85
 10.875% 2006                                                             1,750       1,838
Four Seasons Hotels Inc. 9.125% 2000/2/                                   3,500       3,579        .54
Trump Atlantic City Associates, Trump Atlantic
 City Funding, Inc. 11.25% 2006                                           3,750       3,544        .53
Station Casinos, Inc. 9.625% 2003                                         3,600       3,510        .53
California Hotel Finance Corp. 11.00% 2002                                3,250       3,372        .51
Wyndham Hotel Corp. 10.50% 2006                                           2,500       2,650        .40
Rio Hotel & Casino, Inc. 10.625% 2005                                     2,250       2,379        .36
Casino America, Inc. 12.50% 2003                                          1,000         970        .15
Broadcasting & Publishing - 4.38%
American Media Operations, Inc. 11.625% 2004                              7,000       7,473       1.13
American Radio Systems Corp. 9.00% 2006                                   4,750       4,631        .70
Chancellor Broadcasting Co.:
 12.50% 2004                                                              1,750       1,975        .53
 9.375% 2004                                                                1500        1496
Newsquest Capital PLC 11.00% 2006/2/                                      3,000       3,060        .46
Infinity Broadcasting Corp. 10.375% 2002                                  2,750       2,929        .44
Univision Television Group, Inc. 11.75% 2001                              2,500       2,608        .39
Young Broadcasting Inc. 10.125% 2005                                      2,000       2,010        .30
Tevecap SA 12.625% 2004/2/                                                1,500       1,543        .23
Gray Communications Systems, Inc. 10.625% 2006                            1,250       1,288        .20
Forest Products & Paper - 4.35%
Container Corp. of America:
 9.75% 2003                                                              10,000      10,425
 Series A, 11.25% 2004                                                    2,000       2,160       2.06
 Series B, 10.75% 2002                                                    1,000       1,070
Fort Howard Paper Corp.:
 9.25% 2001                                                               3,750       3,909
 8.25% 2002                                                               3,000       3,008       1.33
 11.00% 2002 /4/                                                          1,813       1,908
Pacific Lumber Co. 10.50% 2003                                            4,000       4,005        .61
MAXXAM Group Inc. 11.25% 2003                                             2,000       2,045        .31
Four M Corp., Series B, 12.00% 2006                                          250         256       .04
Food Retailing -  4.25%
Stater Brothers Holdings Inc. 11.00% 2001                                 6,750       7,222       1.09
Bruno's, Inc. 10.50% 2005                                                 6,250       6,469        .98
Star Markets Co., Inc. 13.00% 2004                                        5,000       5,525        .83
Carr-Gottstein Foods Co. 12.00% 2005                                      4,000       4,240        .64
Rykoff-Sexton, Inc. 8.875% 2003                                           4,400       4,147        .63
The Penn Traffic Co. 9.625% 2005                                          1,000         540        .08
Transportation -  3.64%
USAir, Inc.:
 10.00% 2003                                                              4,500       4,432
 Pass Through Trust, Series 1993-A3, 10.375% 2013 /4/                     3,500       3,570       1.81
 9.625% 2001                                                              3,000       2,955
 Series 1993-A2, 9.625% 2003                                              1,000       1,015
Airplanes Pass Through Trust, Class D, 10.875% 2019 /4/                   5,370       5,987        .90
Teekay Shipping Corp. 8.32% 2008                                          5,000       4,950        .75
Delta Air Lines, Inc. 10.00% 2014/2/                                      1,000       1,191        .18
Independent Power Producers - 2.08%
California Energy Co., Inc. 0%/10.25% 2004/1/                            13,300      13,766       2.08
Merchandising - 2.07%
Barnes & Noble, Inc., Series B, 11.875% 2003                              5,250       5,736        .87
Thrifty PayLess, Inc. 12.25% 2004                                         3,250       3,802        .57
Loehmann's, Inc. 11.875% 2003                                             2,500       2,700        .41
AnnTaylor, Inc. 8.75% 2000                                                1,500       1,455        .22
Beverages - 1.28%
Canandaigua Wine Co., Inc.:
 8.75% 2003                                                               2,750       2,685        .73
 Series B, 8.75% 2003/2/                                                  2,250       2,171
Dr Pepper Bottling Co. of Texas 10.25% 2000                               3,500         3623       .55
Construction & Housing - 1.00%
M.D.C. Holdings, Inc. 11.125% 2003                                        3,850       3,889        .59
Toll Corp. 8.75% 2006                                                     1,500       1,500        .22
Del Webb Corp. 9.75% 2003                                                 1,250       1,238        .19
Banking & Financial Services - 0.67%
First Nationwide Holdings Inc., 10.625% 2003/2/                           1,500       1,605        .24
Chevy Chase Bank, FSB 9.25% 2008                                          1,500       1,515        .23
Ocwen Financial Corp. 11.875% 2003                                        1,250       1,328        .20
Protection Services - 0.59%
ADT Operations, Inc. 9.25% 2003                                           2,000       2,120        .32
Protection One Alarm Monitoring, Inc. 0%/13.625% 2005/1/                  2,000       1,820        .27
Real Estate - 0.33%
B.F. Saul Real Estate Investment Trust 11.625% 2002                       2,000       2,160        .33
Electric & Gas Utilities - 0.30%
Columbia Gas System, Inc., Series A, 6.39% 2000                           2,000       2,010        .30
Textiles & Apparel - 0.28%
WestPoint Stevens Inc. 8.75% 2001                                         1,000       1,027        .16
Tultex Corp. 10.625% 2005                                                   750         810        .12
Non-U.S. Governments & Governmental
 Authorities - 1.72%
Argentina (Republic of):
 Eurobond, Series L, 6.625% 2005 /5/                                        5880        5079
 Bocon 4.751% 2007 /5/ /6/                                             ARP2,500         1420      1.05
 8.375% 2003                                                            $   500          465
Panama (Republic of) Interest Reduction Bond 3.50% 2014/2/ /5/              3000        2055       .31
United Mexican States Government:
 11.375% 2016                                                               1250        1299       .28
 9.75% 2001                                                                 500         518
Ecuador (Republic of) Past Due Interest Bond 6.50% 2015 /5/ /6/              529         320       .05
Brazil (Federal Republic of) Eligible Interest Bond
 6.50% 2006 /5/                                                             250         217        .03
U.S. Treasury Obligations - 7.36%
11.625% 2004                                                              9,600      12,958
7.375% 1997                                                              10,000      10,173
7.75% 2001                                                                8,000       8,576
6.875% 1999                                                               7,000       7,203       7.36
8.50% 2000                                                                5,000       5,475
8.00% 2001                                                                4,000       4,341
                                                                                   --------  --------
TOTAL BONDS & NOTES (cost: $549,728,000)                                            571,254      86.27
                                                                                   --------   -------

                                                                        Number
                                                                             of
Stocks                                                                   Shares
Common & Preferred Stocks - 1.39%
EarthWatch Inc., 12.00% convertible preferred,
 Series C /2/ /3/ /6/ /7/                                               350,000       3,751        .56
Time Warner Inc., 10.25% cumulative exchangeable
 preferred, Series K/2/                                                   3,145       3,405        .51
CellNet Data Systems, Inc., warrants, expire 1997 /3/ /7/                56,000       1,232        .19
Marriott International, Inc.                                              4,512         251        .04
El Paso Electric Co., 11.40% preferred, Series A 2008 /6/                 2,168         239        .04
IntelCom Group Inc., warrants, expire 2005/2/ /7/                        13,200         165        .02
Protection One Alarm Monitoring, Inc., warrants,
 expire 2005/2/ /7/                                                       6,400          50        .01
Heartland Wireless Communications, Inc.,
 warrants, expire 2000/2/ /7/                                            18,000          36        .01
Sterling Chemicals Inc., warrants, expire 2008 /7/                        1,000          35        .01
Comunicacion Celular, SA, warrants, expire 2003/2/ /7/                    5,000          31        .00
NEXTEL Communications, Inc., warrants, expire 1999/3/ /7/                 9,500           0        .00
                                                                                   --------  --------
TOTAL STOCKS (cost: $8,375,000)                                                       9,195       1.39
                                                                                   --------  --------

                                                                     Principal
                                                                         Amount
Convertible Debentures -  0.92%                                           (000)
Integrated Health Services, Inc. 5.75% 2001                             $ 3,500       3,316        .50
Ashland Capital Group Inc. 9.50% 2006                                       1700      2,772        .42
                                                                                   --------  --------
TOTAL CONVERTIBLE DEBENTURES (cost: $6,191,000)                                       6,088        .92
                                                                                   --------  --------

Short-Term Securities
Corporate Short-Term Notes -  9.73%
Lucent Technologies Inc. 5.23%-5.29% due 12/10/96-2/5/97                 21,300      21,167       3.20
H.J. Heinz Co. 5.24% due 12/13/96                                        11,400      11,378       1.72
National Rural Utilities Cooperative Finance Corp.                          9400        9382      1.42
 5.30% due 12/13/96
J.C. Penney Funding Corp. 5.31% due 12/9/96-1/30/97                       7,000       6,951       1.05
IBM Credit Corp. 5.30% due 1/23/97                                        6,000       5,952        .90
Southwestern Bell Telephone Co. 5.27% due 12/3/96/2/                      5,000       4,998        .75
General Electric Capital Corp. 5.75% due 12/2/96                          4,600       4,599        .69
                                                                                   --------   -------
TOTAL SHORT-TERM SECURITIES (cost: $64,430,000)                                      64,427       9.73
                                                                                   --------   -------

TOTAL INVESTMENT SECURITIES (cost: $628,724,000)                                    650,964      98.31
Excess of cash and receivables over payables                                         11,221       1.69
                                                                                  ---------   -------
NET ASSETS                                                                         $662,185    100.00%
                                                                                  =========   =======

/1/ Represents a step bond; coupon rate will increase at a later date.
/2/ Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
/3/Valued under procedures established by the Board of Trustees.
/4/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
/5/ Coupon rate may change periodically.
/6/ Payment in kind. The issuer has the option of paying additional securities in lieu of cash.
/7/ Non-income-producing securities.

See Notes to Financial Statements

American Variable Insurance Series
U.S. Government/AAA-Rated Securities Fund
Investment Portfolio, November 30, 1996
------------------------------------------------                    --------   --------   --------
U.S. TREASURY BONDS                                                    47.61%
PRIVATE MORTGAGE & ASSET-BACKED SECURITIES                              18.16
FEDERAL AGENCY MORTGAGE-RELATED SECURITIES                              17.95
OTHER FEDERAL OBLIGATIONS                                                8.82
CASH & EQUIVALENTS                                                       5.21
CORPORATE BONDS                                                          1.40
DEVELOPMENTAL AGENCIES & NON-U.S.
 GOVERNMENT BONDS                                                         .85
------------------------------------------------                    --------   --------   --------
                                                                   Principal     Market    Percent
                                                                      Amount     Value      of Net
Bonds & Notes                                                         (000)      (000)      Assets
------------------------------------------------                    --------   --------   --------
U.S. Treasury Obligations - 47.61%
10.375% 2012                                                         $47,500    $62,737
8.875% 2017                                                           40,300     51,320
10.375% 2009                                                          33,500     42,341
12.00% 2013                                                           13,000     19,086
8.75% 2008                                                            10,000     11,477
7.25% 2004                                                            10,000     10,758
9.25% 1998                                                            10,000     10,591      47.61%
8.875% 1997                                                           10,000     10,312
11.75% 2010                                                            5,500      7,470
8.375% 2008                                                            5,000      5,620
12.50% 2014                                                            3,000      4,606
14.25% 2002                                                            2,000      2,746
13.125% 2001                                                           1,500      1,923
10.75% 2003                                                            1,250      1,567
9.00% 1998                                                             1,250      1,310

Federal Agency Obligations - Mortgage
  Pass-Throughs/1/ - 17.41%
Government National Mortgage Assn.:
 8.50% 2021-2026                                                      24,347     25,612
 9.50% 2019-2021                                                       7,437      8,094
 7.50% 2022-2023                                                       4,698      4,795
 7.00% 2024                                                            4,327      4,411
 6.50% 2024                                                            4,030      4,098
 10.00% 2019                                                           3,690      4,066       10.96
 8.00% 2022                                                            3,106      3,242
 9.00% 2009-2016                                                       1,495      1,608
 10.50% 2019                                                             151        169
 11.00% 2019                                                              69         79
 12.00% 2012-2014                                                          8          9
Federal National Mortgage Assn.:
 8.00% 2024                                                            8,504      8,827
 8.50% 2023                                                            6,328      6,658
 10.00% 2018                                                           4,521      5,005        6.04
 7.50% 2009                                                            3,854      3,947
 9.00% 2011-2025                                                       3,483      3,696
 7.00% 2010                                                            2,785      2,805
Federal Home Loan Mortgage Corp.:
 9.00% 2021-2022                                                       1,797      1,915
 9.50% 2016                                                              151        164         .41
 12.00% 2010                                                               2          2

Collateralized Mortgage Obligations
 (Privately Originated)/1/ - 12.73%
GE Capital Mortgage Services, Inc.:
 Series 1995-10, Class A-1, 7.00% 2010                                 9,934     10,008
 Series 1994-15, Class A-10, 6.00% 2009                                8,000      7,600        3.44
Prudential-Bache CMO Trust III, 9.44 2018                             14,000     15,133        2.95
Westam Mortgage, Class 4-H, 8.95% 2018                                11,000     11,894        2.32
Structured Asset Securities Corp., Series 1996-CFL,
 Class A1-C, 5.944% 2028                                               4,900      4,839         .94
CMC Securities Corp. I, Series 1993-E, Class S-9, 6.50% 2008           4,518      4,331         .85
Prudential Home Mortgage Securities Co., Inc., Series 1992-33,
 Class A-12, 7.50% 2022                                                4,029      4,035         .79
J.P. Morgan Commercial Mortgage Finance Corp., Series 1995-C1,
 Class A2,  7.399% 2010/2/                                             3,000      3,112         .61
CS First Boston Mortgage Securities Corp., Series 1995-AEW1,
 Class A-1, 6.665% 2027                                                2,725      2,740         .53
Merrill Lynch Mortgage Investors, Inc., Series 1995-C3,
 Class A-2, 6.848% 2025/2/                                             1,500      1,514         .30

Federal Agency Obligations - Other - 8.82%
FNSM Principal STRIPS:
 0%/7.56% 2001/3/                                                     15,000     14,976
 0%/8.62% 2022/3/                                                     10,000      9,164        5.05
 0%/8.25% 2022/3/                                                      2,000      1,736
Federal Home Loan Mortgage Corp.:
 6.555% 2006                                                           8,500      8,350
 6.945% 2005                                                           2,000      1,996        2.02
Federal National Mortgage Assn.:
 6.53% 2006                                                            7,000      6,820
 8.625% 2021                                                           2,000      2,112        1.75

Asset-Backed Obligations/1/ - 5.43%
ContiMortgage Home Equity Loan Trust 1996-4,
 Class A-4, 6.37% 2006                                                15,000     15,015        2.93
Standard Credit Card Master Trust 1991-3, Class A,
 8.875% 1999                                                           5,500      5,751        1.12
Green Tree Financial Corp., Series 1995-9, Class A-5,
 6.80% 2027                                                            5,000      5,004         .98
EQCC Home Equity Loan Asset Backed Certificates,
 Series 1996-A, Class A-2, 6.95% 2012                                  2,000      2,030         .40

Electric & Gas Utilities - 0.75%
Public Service Electric and Gas Co. First and Refunding Mortgage
 Bonds, Series SS, MBIA insured, 7.00% 2024                            4,000      3,860         .75

Non-U.S. Government Obligations - 0.61%
Ontario (Province of):
 15.75% 2012                                                           1,700      1,852
 15.25% 2012                                                           1,145      1,287         .61

Collateralized Mortgage Obligations
 (Federal Agencies)/1/ - 0.54%
Federal Home Loan Mortgage Corp.:
 Series 1716, Class A, 6.50% 2009                                      2,250      2,194
 Series 83-B, Class B-3, 12.50% 2013                                     523        587         .54

Financial - 0.44%
Signal Capital Corp. 9.95% 2006                                        2,157      2,217         .44

Developmental Authorities - 0.24%
International Bank for Reconstruction & Development 14.90%
 1997                                                                  1,200      1,251         .24

Telephone Utilities - 0.21%
BellSouth Savings and Security ESOP Trust 9.125% 2003                    999      1,086         .21
                                                                               --------   --------
TOTAL BONDS & NOTES (cost: $481,978,000)                                        485,560       94.79
                                                                               --------   --------

Short-Term Securities
------------------------------------------------
Corporate Short-Term Notes - 7.22%
IBM Credit Corp. 5.30% due 1/23/97                                    14,600     14,483        2.83
National Rural Utilities Cooperative Finance Corp.
 5.30% due 12/13/96                                                    8,400      8,384        1.64
General Electric Capital Corp. 5.75% due 12/2/96                       7,700      7,698        1.50
Lucent Technologies Inc. 5.29% due 2/5/97                              6,500      6,435        1.25

                                                                               --------   --------
TOTAL SHORT-TERM SECURITIES (cost: $37,002,000)                                  37,000        7.22
                                                                               --------   --------
TOTAL INVESTMENT SECURITIES (cost: $518,980,000)                                522,560      102.01

Excess of payables over cash and receivables                                     10,309        2.01
                                                                               --------   --------
NET ASSETS                                                                     $512,251     100.00%
                                                                               ========   ========

/1/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.  Therefore, the effective maturity is shorter than the stated maturity.

/2/ Coupon rates may change periodically.

/3/ Represents a step bond; coupon rate will increase at a later date.

 See Notes to Financial Statements

American Variable Insurance Series
Cash Management Fund
Investment Portfolio November 30, 1996

                                                                   Principal       Market
                                                                      Amount        Value  Percent of
Short-Term Securities                                                  (000)        (000)  Net Assets

Corporate Short-Term Notes - 83.69%
Coca-Cola Co. 5.22%-5.23% due 12/3-12/20/96                         $  9,600     $  9,583        3.99%
General Electric Capital Corp. 5.24%-5.25% due 12/5-12/18/96           8,700        8,685        3.61
Harvard University 5.24% due 12/11/96                                  8,300        8,287        3.45
American Express Credit Corp. 5.23%-5.25% due 12/5-12/26/96            8,300        8,283        3.45
IBM Credit Corp. 5.25% due 12/10-12/19/96                              8,250        8,233        3.43
E.I. du Pont de Nemours and Co. 5.23% due 12/18/96                     8,100        8,079        3.36
Motorola Credit Corp. 5.24% due 12/10/96                               8,000        7,988        3.32
H.J. Heinz Co. 5.23%-5.25% due 12/9-12/12/96                           7,500        7,488        3.12
Beneficial Corp. 5.25% due 12/4/96                                     7,000        6,996        2.91
J.C. Penney Funding Corp. 5.24% due 12/17/96                           7,000        6,983        2.91
American General Finance Corp. 5.25% due 12/27/96                      7,000        6,972        2.90
Walt Disney Co. 5.25%-5.26%  due 12/10/96-1/9/97                       7,000        6,968        2.90
CIT Group Holdings, Inc. 5.31% due 1/13/97                             7,000        6,955        2.89
Warner-Lambert Co. 5.24% due 12/9/96                                   6,900        6,891        2.87
John Deere Capital Corp. 5.23% due 12/12/96                            6,500        6,489        2.70
Ford Motor Credit Co. 5.25% due 12/13/96                               6,500        6,488        2.70
Minnesota Mining and Manufacturing Co. 5.23% due 12/16/96              6,500        6,485        2.70
Campbell Soup Co. 5.25% due 12/6/96                                    6,000        5,995        2.49
Lucent Technologies Inc. 5.25% due 12/20/96                            5,800        5,783        2.41
International Lease Finance Corp. 5.29% due 1/27/97                    5,600        5,552        2.31
National Rural Utilities Cooperative Finance Corp.
 5.29% due 1/7/97                                                      5,400        5,370        2.23
Monsanto Co. 5.25% due 12/3/96                                         5,000        4,998        2.08
Weyerhaeuser Co. 5.24% due 12/19/96                                    5,000        4,986        2.08
Ameritech Corp. 5.24% due 12/23/96                                     5,000        4,984        2.07
U S WEST Communications, Inc. 5.26% due 12/24/96                       5,000        4,982        2.07
Albertson's Inc. 5.27% due 1/7/97                                      5,000        4,974        2.07
Atlantic Richfield Co. 5.28% due 1/15/97                               5,000        4,967        2.07
SAFECO Credit Co. Inc. 5.29% due 1/22/97                               5,000        4,961        2.06
American Brands, Inc. 5.30% due 1/8/97                                 4,000        3,977        1.65
Sara Lee Corp. 5.25% due 12/2/96                                       3,900        3,899        1.62
BellSouth Telecommunications, Inc. 5.25% due 12/23/96                  3,000        2,990        1.24
Southwestern Bell Telephone Co. 5.22% due 12/23/96                     2,600        2,591        1.08
Commercial Credit Co. 5.24% due 12/17/96                               2,300        2,294         .95

Federal Agency Discount Notes - 13.98%
Federal Farm Credit Bank 5.22%-5.23%  due 12/6-12/16/96               14,985       14,966        6.23
Federal Home Loan Mortgage Corp. 5.20%-5.22% due                      10,400       10,365        4.31
 12/20-12/27/96
International Bank for Reconstruction and Development
 5.22% due 12/30/96                                                    5,700        5,675        2.36
Federal National Mortgage Assn. 5.23% due 12/16/96                     2,600        2,594        1.08

Certificates of Deposit - 2.08%
Morgan Guaranty Trust Co. of New York 5.29% due 12/13/96               5,000        5,000        2.08
                                                                               ----------  ----------
TOTAL INVESTMENT SECURITIES (cost: $239,756,000)                                  239,756       99.75
Excess of cash and receivables over payables                                          592         .25
                                                                               ----------  ----------
NET ASSETS                                                                       $240,348      100.00%
                                                                               ==========  ==========

See Notes to Financial Statements

American Variable Insurance Series
FINANCIAL STATEMENTS
                                                                     (dollars
Statement of Assets and Liabilities                                        in
at November 30, 1996                                               thousands)


                                                         Inter-       Growth-
                                            Growth     national        Income
                                              Fund         Fund          Fund
---------------------------------       ----------   ----------    ----------
ASSETS:
Investment securities at market
 (cost: $2,858,962; $1,965,760;
 $3,983,425; $950,616; $75,252;
 $628,724; $518,980; $239,756
 and $11,221,475, respectively)         $3,844,447   $2,337,119    $5,221,287
Cash                                            81        1,857           316
Receivables for-
 Sales of investments                       19,989       32,469        21,750
 Sales of fund's shares                        797        1,047         1,081
 Open forward currency
  contracts
 Dividends and accrued
  interest                                   1,245        7,973        10,257
                                        ----------   ----------    ----------
                                         3,866,559    2,380,465     5,254,691
LIABILITIES:                            ----------   ----------    ----------
Payables for-
 Purchases of investments                    4,596        9,338         4,301
 Repurchases of fund's shares                  312           95           135
 Management services                         1,254        1,126         1,555
 Accrued expenses                               48          278            60
                                        ----------   ----------    ----------
                                             6,210       10,837         6,051
NET ASSETS AT                           ----------   ----------    ----------
 November 30, 1996                    $     3,860,3  $2,369,628    $5,248,640
                                       ===========  ===========   ===========
Shares of beneficial interest
 outstanding (unlimited
 shares authorized)                     88,690,116  152,588,793   146,906,619
Net asset value per share                   $43.53       $15.53        $35.73


                                             Asset                 High-Yield
                                        Allocation         Bond          Bond
                                              Fund         Fund          Fund
---------------------------------       ----------   ----------    ----------
ASSETS:
Investment securities at market
 (cost: $2,858,962; $1,965,760;
 $3,983,425; $950,616; $75,252;
 $628,724; $518,980; $239,756
 and $11,221,475, respectively)         $1,135,414      $77,329      $650,964
Cash                                           156            1            11
Receivables for-
 Sales of investments                        2,373           -          2,265
 Sales of fund's shares                        620          251           142
 Open forward currency
  contracts                                                   6
 Dividends and accrued
  interest                                   6,188          871        10,628
                                        ----------   ----------    ----------
                                         1,144,751       78,458       664,010
LIABILITIES:                            ----------   ----------    ----------
Payables for-
 Purchases of investments                    3,206        1,000         1,500
 Repurchases of fund's shares                   14           -             44
 Management services                           423           32           269
 Accrued expenses                               17            1            12
                                        ----------   ----------    ----------
                                             3,660        1,033         1,825
NET ASSETS AT                           ----------   ----------    ----------
 November 30, 1996                      $1,141,091      $77,425      $662,185
                                       ===========  ===========   ===========
Shares of beneficial interest
 outstanding (unlimited
 shares authorized)                     75,174,289    7,511,221    45,638,580
Net asset value per share                   $15.18       $10.31        $14.51


                                              U.S.
                                       Government/
                                         AAA-Rated         Cash
                                        Securities   Management
                                              Fund         Fund         Total
---------------------------------       ----------   ----------    ----------
ASSETS:
Investment securities at market
 (cost: $2,858,962; $1,965,760;
 $3,983,425; $950,616; $75,252;
 $628,724; $518,980; $239,756
 and $11,221,475, respectively)           $522,560     $239,756   $14,028,876
Cash                                            27           81         2,530
Receivables for-
 Sales of investments                           -                      78,846
 Sales of fund's shares                        117          732         4,787
 Open forward currency
  contracts                                     -                           6
 Dividends and accrued
  interest                                   4,914           16        42,092
                                        ----------   ----------    ----------
                                           527,618      240,585    14,157,137
LIABILITIES:                           ----------   ----------    ----------
Payables for-
 Purchases of investments                   15,047                     38,988
 Repurchases of fund's shares                   97          141           838
 Management services                           213           91         4,963
 Accrued expenses                               10            5           431
                                        ----------   ----------    ----------
                                            15,367          237        45,220
NET ASSETS AT                           ----------   ----------    ----------
 November 30, 1996                        $512,251     $240,348   $14,111,917
                                       ===========  ===========   ===========
Shares of beneficial interest
 outstanding (unlimited
 shares authorized)                     45,370,093   21,610,763
Net asset value per share                   $11.29       $11.12


See Notes to Financial Statements

American Variable Insurance Series                                           (dollars
FINANCIAL STATEMENTS                                                               in
                                                                           thousands)
Statement of Operations
for the year ended November 30, 1996


                                                                  Inter-      Growth-
                                                   Growth       national       Income
                                                     Fund           Fund         Fund
                                               ----------     ----------    ---------
INVESTMENT INCOME:
Income:
 Dividends                                        $16,764        $41,019      $88,452
 Interest                                          19,020         13,569       31,672
                                               ----------     ----------   ----------
                                                   35,784         54,588      120,124
                                               ----------     ----------   ----------
Expenses:
 Management services fee                           14,284         12,370       17,451
 Reports to shareholders                              113             72          157
 Registration statement and
  prospectus                                          197            104          223
 Postage, stationery and
  supplies                                             70             36           81
 Trustees' fees                                        45             26           57
 Auditing and legal fees                               40             22           50
 Custodian fee                                        136          1,428          158
 Taxes other than federal
  income tax                                           46             27           60
 Other expenses                                        26             54           33
                                               ----------     ----------   ----------
                                                   14,957         14,139       18,270
                                               ----------     ----------   ----------
 Net investment income                             20,827         40,449      101,854
                                              ----------     ----------   ----------
REALIZED GAIN (LOSS) AND
 UNREALIZED APPRECIATION
 (DEPRECIATION) ON INVESTMENTS:
Realized gain (loss)                              269,265         96,629      373,978
                                               ----------     ----------   ----------
Net change in unrealized appreciation
 (depreciation) on investments                    183,049        177,135      407,012
Net increase in unrealized appreciation
 on open forward currency contracts                     -              -            -
                                               ----------     ----------   ----------
Net unrealized appreciation
 (depreciation)                                   183,049        177,135      407,012
                                               ----------     ----------   ----------
Net realized gain (loss) and
 unrealized appreciation (depreciation)
 on investments                                   452,314        273,764      780,990
                                               ----------     ----------   ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                       $473,141       $314,213     $882,844
                                                =========    ===========    =========

                                                                                High-
                                                    Asset                       Yield
                                               Allocation           Bond         Bond
                                                     Fund       Fund /1/         Fund
                                               ----------     ----------   ----------
INVESTMENT INCOME:
Income:
 Dividends                                        $16,529            $51         $163
 Interest                                          26,719          2,629       58,061
                                               ----------     ----------   ----------
                                                   43,248          2,680       58,224
                                               ----------     ----------   ----------
Expenses:
 Management services fee                            4,663            204        2,996
 Reports to shareholders                               34              1           20
 Registration statement and
  prospectus                                           41              1           44
 Postage, stationery and
  supplies                                             18              1           11
 Trustees' fees                                        13              -            7
 Auditing and legal fees                               11              -            7
 Custodian fee                                         54              2           37
 Taxes other than federal
  income tax                                           14              -            9
 Other expenses                                         9              1            7
                                               ----------     ----------   ----------
                                                    4,857            210        3,138
                                               ----------     ----------   ----------
 Net investment income                             38,391          2,470       55,086
                                              ----------     ----------   ----------
REALIZED GAIN (LOSS) AND
 UNREALIZED APPRECIATION
 (DEPRECIATION) ON INVESTMENTS:
Realized gain (loss)                               72,509             38        4,194
                                               ----------     ----------   ----------
Net change in unrealized appreciation
 (depreciation) on investments                     62,633          2,077       17,642
Net increase in unrealized appreciation
 on open forward currency contracts                     -              6            -
                                             -----------    -----------   ----------
Net unrealized appreciation
 (depreciation)                                    62,633          2,083       17,642
                                              -----------    -----------   ----------
Net realized gain (loss) and
 unrealized appreciation (depreciation)
 on investments                                   135,142          2,121       21,836
                                              -----------    -----------   ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                       $173,533         $4,591      $76,922
                                                =========      =========    =========

                                                     U.S.
                                              Government/           Cash
                                                AAA-Rated        Manage-
                                               Securities           ment
                                                     Fund           Fund        Total
                                          ---------------     ----------    ---------
INVESTMENT INCOME:
Income:
 Dividends                                              -              -     $162,978
 Interest                                        $ 41,273       $ 11,985          204,
                                               ----------     ----------  ----------
                                                   41,273         11,985      367,906
                                               ----------     ----------   ----------
Expenses:
 Management services fee                            2,661          1,007       55,636
 Reports to shareholders                               18              8          423
 Registration statement and
  prospectus                                           23              3          636
 Postage, stationery and
  supplies                                             10              4          231
 Trustees' fees                                         7              3          158
 Auditing and legal fees                                7              2          139
 Custodian fee                                         29             12        1,856
 Taxes other than federal
  income tax                                            9              3          168
 Other expenses                                         7              4          141
                                               ----------     ----------   ----------
                                                    2,771          1,046       59,388
                                               ----------     ----------   ----------
 Net investment income                             38,502         10,939      308,518
                                               ----------     ----------   ----------
REALIZED GAIN (LOSS) AND
 UNREALIZED APPRECIATION
 (DEPRECIATION) ON INVESTMENTS:
Realized gain (loss)                               (2,883)             -      813,730
                                              ----------     ----------   ----------
Net change in unrealized appreciation
 (depreciation) on investments                     (8,951)             -      840,597
Net increase in unrealized appreciation
 on open forward currency contracts                     -              -            6
                                         ---------------     ----------   ----------
Net unrealized appreciation
 (depreciation)                                    (8,951)             -      840,603
                                          ---------------    ----------    ----------
Net realized gain (loss) and
 unrealized appreciation (depreciation)
 on investments                                   (11,834)             -    1,654,333
                                          ---------------     ----------   ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                        $26,668        $10,939   $1,962,851
                                          ===============      =========    =========

/1/ For the period January 2, 1996, commencement of operations, through November 30, 1996.

See Notes to Financial Statements

American Variable Insurance Series                                                    (dollars
FINANCIAL STATEMENTS                                                                        in
                                                                                    thousands)
Statement of Changes in Net Assets
for the year ended November 30, 1996


                                                                           Inter-      Growth-
                                                             Growth      national       Income
                                                               Fund          Fund         Fund
----------------------------------                      -----------   -----------  -----------
OPERATIONS:
Net investment income                                    $   20,827    $   40,449   $  101,854
Net realized gain (loss) on investments                     269,265        96,629      373,978
Net unrealized appreciation (depreciation)
 on investments                                             183,049       177,135      407,012
                                                        -----------   -----------  -----------
 Net increase in net assets
  resulting from operations                                 473,141       314,213      882,844
                                                        -----------   -----------  -----------
DIVIDENDS AND
 DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
Dividends from net investment income                        (24,246)      (42,718)    (101,529)
Distributions from net realized
 gain on investments                                       (259,930)      (35,844)    (159,645)
                                                        -----------   -----------  -----------
Total dividends and distributions                          (284,176)      (78,562)    (261,174)
                                                        -----------   -----------  -----------
CAPITAL SHARE
 TRANSACTIONS:
Proceeds from shares sold:
 12,825,093; 28,612,329; 16,813,646;
 9,441,738; 7,434,995; 6,502,188;
 3,523,988; 24,337,746 and 109,491,723
  shares, respectively                                      506,249       412,624      540,891
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions
 of net realized gain on investments:
 7,512,662; 5,605,115; 8,475,637;
 4,980,163; 137,024; 3,834,396;
 3,478,224; 937,903 and 34,961,124 shares,
  respectively                                              284,176        78,562      261,174
Cost of shares repurchased:
 7,086,581; 4,238,963; 4,001,696;
 2,391,438; 160,798; 2,875,119;
 8,689,601; 21,049,530 and 50,493,726
  shares, respectively                                     (273,482)      (60,680)    (128,364)
 Net increase (decrease) in net                         -----------   -----------  -----------
  assets resulting from capital share
  transactions                                              516,943       430,506      673,701
                                                        -----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     705,908       666,157    1,295,371

NET ASSETS:
Beginning of year                                         3,154,441     1,703,471    3,953,269
                                                        -----------   -----------  -----------
End of year (including
 undistributed net investment
 income: $4,638; $7,669; $25,264;
 $9,974; $1,121; $14,357; $9,778;
 $3,089 and $75,890, respectively)                       $3,860,349    $2,369,628   $5,248,640
                                                       ============  ============ ============


                                                              Asset                 High-Yield
                                                         Allocation          Bond         Bond
                                                               Fund      Fund/1/          Fund
----------------------------------                      -----------   -----------  -----------
OPERATIONS:
Net investment income                                    $   38,391       $ 2,470     $ 55,086
Net realized gain (loss) on investments                      72,509            38        4,194
Net unrealized appreciation (depreciation)
 on investments                                              62,633         2,083       17,642
                                                        -----------   -----------  -----------
 Net increase in net assets
  resulting from operations                                 173,533         4,591       76,922
                                                        -----------   -----------  -----------
DIVIDENDS AND
 DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
Dividends from net investment income                        (36,923)       (1,349)     (53,386)
Distributions from net realized
 gain on investments                                        (30,506)            -            -
                                                        -----------   -----------  -----------
Total dividends and distributions                           (67,429)       (1,349)     (53,386)
                                                        -----------   -----------  -----------
CAPITAL SHARE
 TRANSACTIONS:
Proceeds from shares sold:
 12,825,093; 28,612,329; 16,813,646;
 9,441,738; 7,434,995; 6,502,188;
 3,523,988; 24,337,746 and 109,491,723
  shares, respectively                                      131,175        73,438       91,739
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions
 of net realized gain on investments:
 7,512,662; 5,605,115; 8,475,637;
 4,980,163; 137,024; 3,834,396;
 3,478,224; 937,903 and 34,961,124 shares,
  respectively                                               67,429         1,349       53,386
Cost of shares repurchased:
 7,086,581; 4,238,963; 4,001,696;
 2,391,438; 160,798; 2,875,119;
 8,689,601; 21,049,530 and 50,493,726
  shares, respectively                                      (33,309)       (1,604)     (40,681)
 Net increase (decrease) in net                         -----------   -----------  -----------
  assets resulting from capital share
  transactions                                              165,295        73,183      104,444
                                                        -----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     271,399        76,425      127,980

NET ASSETS:
Beginning of year                                           869,692      1,000/2/      534,205
                                                        -----------   -----------  -----------
End of year (including
 undistributed net investment
 income: $4,638; $7,669; $25,264;
 $9,974; $1,121; $14,357; $9,778;
 $3,089 and $75,890, respectively)                       $1,141,091       $77,425     $662,185
                                                       ============  ============ ============


                                                               U.S.
                                                        Government/
                                                          AAA-Rated          Cash
                                                         Securities    Management
                                                               Fund          Fund        Total
----------------------------------                      -----------   -----------  -----------
OPERATIONS:
Net investment income                                      $ 38,502      $ 10,939  $   308,518
Net realized gain (loss) on investments                      (2,883)            -      813,730
Net unrealized appreciation (depreciation)
 on investments                                              (8,951)            -      840,603
                                                        -----------   -----------  -----------
 Net increase in net assets
  resulting from operations                                  26,668        10,939    1,962,851
                                                        -----------   -----------  -----------
DIVIDENDS AND
 DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
Dividends from net investment income                        (38,383)      (10,336)    (308,870)
Distributions from net realized
 gain on investments                                              -             -     (485,925)
                                                        -----------   -----------  -----------
Total dividends and distributions                           (38,383)      (10,336)    (794,795)
                                                        -----------   -----------  -----------
CAPITAL SHARE
 TRANSACTIONS:
Proceeds from shares sold:
 12,825,093; 28,612,329; 16,813,646;
 9,441,738; 7,434,995; 6,502,188;
 3,523,988; 24,337,746 and 109,491,723
  shares, respectively                                       39,469       269,588    2,065,173
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions
 of net realized gain on investments:
 7,512,662; 5,605,115; 8,475,637;
 4,980,163; 137,024; 3,834,396;
 3,478,224; 937,903 and 34,961,124 shares,
  respectively                                               38,383        10,336      794,795
Cost of shares repurchased:
 7,086,581; 4,238,963; 4,001,696;
 2,391,438; 160,798; 2,875,119;
 8,689,601; 21,049,530 and 50,493,726
  shares, respectively                                      (96,167)     (233,296)    (867,583)
 Net increase (decrease) in net                         -----------   -----------  -----------
  assets resulting from capital share
  transactions                                              (18,315)       46,628    1,992,385
                                                        -----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (30,030)       47,231    3,160,441

NET ASSETS:
Beginning of year                                           542,281       193,117   10,951,476
                                                        -----------   -----------  -----------
End of year (including
 undistributed net investment
 income: $4,638; $7,669; $25,264;
 $9,974; $1,121; $14,357; $9,778;
 $3,089 and $75,890, respectively)                         $512,251      $240,348  $14,111,917
                                                       ============  ============ ============

/1/  For the period January 2, 1996, commencement of operations, through November 30, 1996.
/2/  Represents initial capitalization from sale of 100,000 shares of beneficial interest.

See Notes to Financial Statements

American Variable Insurance Series                                                    (dollars
FINANCIAL STATEMENTS                                                                       in
                                                                                    thousands)
Statement of Changes in Net Assets
for the year ended November 30, 1995


                                                               Inter-      Growth-       Asset
                                                 Growth      national       Income  Allocation
                                                   Fund          Fund         Fund        Fund
----------------------------------          -----------   -----------  ----------- -----------
OPERATIONS:
Net investment income                        $   23,635    $   40,140   $   88,796    $ 30,480
Net realized gain (loss) on investments         259,039        34,945      160,279      30,610
Net unrealized appreciation
 on investments                                 480,224        83,096      691,459     129,814
                                            -----------   -----------  ----------- -----------
 Net increase in net assets
  resulting from operations                     762,898       158,181      940,534     190,904
                                            -----------   -----------  ----------- -----------
DIVIDENDS AND
 DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
Dividends from net investment income            (20,133)      (37,537)     (85,055)    (29,507)
Distributions from net realized
 gain on investments                            (51,801)      (44,136)    (112,521)     (9,640)
                                            -----------   -----------  ----------- -----------
Total dividends and distributions               (71,934)      (81,673)    (197,576)    (39,147)
                                            -----------   -----------  ----------- -----------
CAPITAL SHARE
 TRANSACTIONS:
Proceeds from shares sold:
 14,348,086; 19,173,422; 13,715,393;
 6,084,975; 7,379,725; 6,989,389;
 20,995,679 and 88,686,669 shares,
 respectively                                   528,750       254,241      387,075      76,296
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions
 of net realized gain on investments:
 2,225,519; 6,335,172; 7,750,200;
 3,296,555; 3,356,613; 3,279,414;
 937,931 and 27,181,404 shares,
 respectively                                    71,934        81,673      197,576      39,147
Cost of shares repurchased:
 4,610,567; 8,773,846; 4,174,136;
 2,877,501; 2,819,500; 6,063,251;
 24,444,114 and 53,762,915 shares,
 respectively                                  (164,548)     (113,837)    (114,706)    (34,878)
 Net increase (decrease) in net             -----------   -----------  ----------- -----------
  assets resulting from capital share
  transactions                                  436,136       222,077      469,945      80,565
                                            -----------   -----------  ----------- -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS       1,127,100       298,585    1,212,903     232,322

NET ASSETS:
Beginning of year                              2,027,341     1,404,886    2,740,366     637,370
                                            -----------   -----------  ----------- -----------
End of year (including
 undistributed net investment
 income: $8,057; $9,938; $24,939;
 $8,506; $12,657; $9,659; $2,486
 and $76,242, respectively)                  $3,154,441    $1,703,471   $3,953,269    $869,692
                                           ============  ============ ============ ============

                                                                 U.S.
                                                          Government/
                                             High-Yield     AAA-Rated         Cash
                                                   Bond    Securities   Management
                                                   Fund          Fund         Fund       Total
----------------------------------          -----------   -----------  ----------- -----------
OPERATIONS:
Net investment income                          $ 46,966      $ 37,218     $ 10,687  $  277,922
Net realized gain (loss) on investments         (11,260)       (5,497)           -     468,116
Net unrealized appreciation
 on investments                                  47,164        37,855            -   1,469,612
                                            -----------   -----------  ----------- -----------
 Net increase in net assets
  resulting from operations                      82,870        69,576       10,687   2,215,650
                                            -----------   -----------  ----------- -----------
DIVIDENDS AND
 DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
Dividends from net investment income            (44,378)      (36,115)     (10,344)   (263,069)
Distributions from net realized
 gain on investments                                  -             -            -    (218,098)
                                            -----------   -----------  ----------- -----------
Total dividends and distributions               (44,378)      (36,115)     (10,344)   (481,167)
                                            -----------   -----------  ----------- -----------
CAPITAL SHARE
 TRANSACTIONS:
Proceeds from shares sold:
 14,348,086; 19,173,422; 13,715,393;
 6,084,975; 7,379,725; 6,989,389;
 20,995,679 and 88,686,669 shares,
 respectively                                    99,350        77,672      233,089   1,656,473
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions
 of net realized gain on investments:
 2,225,519; 6,335,172; 7,750,200;
 3,296,555; 3,356,613; 3,279,414;
 937,931 and 27,181,404 shares,
 respectively                                    44,378        36,115       10,344     481,167
Cost of shares repurchased:
 4,610,567; 8,773,846; 4,174,136;
 2,877,501; 2,819,500; 6,063,251;
 24,444,114 and 53,762,915 shares,
 respectively                                   (37,940)      (67,704)    (271,390)   (805,003)
 Net increase (decrease) in net             -----------   -----------  ----------- -----------
  assets resulting from capital share
  transactions                                  105,788        46,083      (27,957)  1,332,637
                                            -----------   -----------  ----------- -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         144,280        79,544      (27,614)  3,067,120

NET ASSETS:
Beginning of year                                389,925       462,737      220,731   7,883,356
                                            -----------   -----------  ----------- -----------
End of year (including
 undistributed net investment
 income: $8,057; $9,938; $24,939;
 $8,506; $12,657; $9,659; $2,486
 and $76,242, respectively)                    $534,205      $542,281     $193,117 $10,950,476
                                           ============  ============ ============ ============
See Notes to Financial Statements

Notes to Financial Statements

1. American Variable Insurance Series (the "series") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with eight different funds. The eighth fund, the Bond Fund, commenced operations on January 2, 1996. The assets of each fund are segregated, with each fund accounted for separately. The funds' investment objectives are as follows: Growth Fund - growth of capital by investing primarily in common stocks or securities with common stock characteristics; International Fund - long-term growth of capital by investing primarily in securities of issuers domiciled outside the United States; Growth-Income Fund - growth of capital and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends; Asset Allocation Fund - high total return (including income and capital gains) consistent with long-term preservation of capital; Bond Fund - as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities; High-Yield Bond Fund - high current income and secondarily capital appreciation by investing primarily in intermediate and long-term corporate obligations; U.S. Government/AAA-Rated Securities Fund - a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. government and other debt securities rated AAA or Aaa; Cash Management Fund - high current yield while preserving capital by investing in a diversified selection of high-quality money market instruments. The following paragraphs summarize the significant accounting policies consistently followed by the series in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Securities denominated in non-U.S. currencies are generally valued on the basis of bid quotations. Short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees or a committee thereof.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The series does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

     Common expenses incurred by the series are allocated among the funds based upon relative net assets. In all other respects, expenses are charged to each fund as incurred on a specific identification basis.

     Pursuant to the custodian agreement, each fund within the series receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. Custodian fees for the series aggregated $1,856,000, of which $60,000 was paid by these credits rather than in cash.

2. It is the series' policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. During the year ended November 30, 1996, the International Fund realized, on a tax basis, a net capital gain of $96,027,000 on securities transactions. During the year ended November 30, 1996, the High-Yield Bond Fund utilized a capital loss carryforward of $2,806,000 to offset, for tax purposes, capital gains realized during the year up to such amount. The High-Yield Bond Fund and the U.S. Government/AAA-Rated Securities Fund had available at November 30, 1996 capital loss carryforwards totaling $6,501,000 and $9,822,000 respectively, which may be used to offset capital gains realized during subsequent years through November 30, 2003 and 2004, respectively. It is the intention of these funds not to make distributions from capital gains while there are capital loss carryforwards. For book and federal income tax purposes, the amounts of unrealized appreciation and depreciation and the cost of portfolio securities, excluding forward currency contracts, at November 30, 1996 were as follows:

(Table for footnote 2)                                                    (dollars
                                                                                in
                                                                         thousands)
                                                    Growth-        Asset
                          Growth        Interna-     Income   Allocation      Bond
                            Fund     tional Fund       Fund         Fund      Fund


Unrealized
 appreciation         $1,099,498     $   461,949 $1,280,331     $190,020   $ 2,234
Unrealized
 depreciation            114,013          90,590     42,469        5,222       157
Net unrealized
 appreciation            985,485         371,359  1,237,862      184,798     2,077
Cost of portfolio
 securities            2,858,962       1,965,760  3,983,425      950,616    75,252

                      High-Yield U.S. Government/      Cash
                            Bond       AAA-Rated Management
                            Fund Securities Fund       Fund        Total


Unrealized
 appreciation           $ 28,039        $  9,479         -  $  3,071,550
Unrealized
 depreciation              5,799           5,899         -       264,149
Net unrealized
 appreciation             22,240           3,580         -     2,807,401
Cost of portfolio
 securities              628,724         518,980   $239,756   11,221,475

3. The fees for management services were paid pursuant to an Investment Advisory and Service Agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the series are affiliated. The agreement provides for monthly fees, accrued daily, based on the following annual rates: Growth Fund - 0.60% of the first $30 million of average net assets; 0.50% of such assets in excess of $30 million but not exceeding $600 million; 0.45% of such assets in excess of $600 million but not exceeding $1.2 billion; 0.42% of such assets in excess of $1.2 billion but not exceeding $2.0 billion; and 0.37% of such assets in excess of $2.0 billion; International Fund
- 0.90% of the first $60 million of average net assets; 0.78% of such assets in excess of $60 million but not exceeding $600 million; 0.60% of such assets in excess of $600 million but not exceeding $1.2 billion; 0.48% of such assets in excess of $1.2 billion but not exceeding $2.0 billion; and 0.465% of such assets in excess of $2.0 billion; Growth-Income Fund - 0.60% of the first $30 million of average net assets; 0.50% of such assets in excess of $30 million but not exceeding $600 million; 0.45% of such assets in excess of $600 million but not exceeding $1.5 billion; 0.40% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; and 0.32% of such assets in excess of $2.5 billion; Asset Allocation Fund - 0.60% of the first $30 million of average net assets; 0.50% of such assets in excess of $30 million but not exceeding $600 million; and 0.42% of such assets in excess of $600 million; Bond Fund - 0.60% of the first $30 million of average net assets; and 0.50% of such assets in excess of $30 million; High-Yield Bond Fund - 0.60% of the first $30 million of average net assets; 0.50% of such assets in excess of $30 million but not exceeding $600 million; and 0.46% of such assets in excess of $600 million; U.S. Government/AAA-Rated Securities Fund - 0.60% of the first $30 million of average net assets; 0.50% of such assets in excess of $30 million but not exceeding $600 million; and 0.40% of such assets in excess of $600 million; Cash Management Fund - 0.50% of the first $100 million of average net assets; 0.42% of such assets in excess of $100 million but not exceeding $400 million; and 0.38% of such assets in excess of $400 million.

     The Board of Trustees has approved an amended Investment Advisory and Service agreement, which provides for reduced fees for the Growth Fund, Growth-Income Fund, and the Asset Allocation Fund effective December 1, 1996, at the following annual rates: Growth Fund - 0.50% of the first $600 million of average net assets; 0.45% of such assets in excess of $600 million but not exceeding $1.2 billion; 0.42% of such assets in excess of $1.2 billion but not exceeding $2.0 billion; 0.37% of such assets in excess of $2.0 billion but not exceeding $3.2 billion; and 0.35% of such assets in excess of $3.2 billion; Growth-Income Fund - 0.50% of the first $600 million of average net assets; 0.45% of such assets in excess of $600 million but not exceeding $1.5 billion; 0.40% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.32% of such assets in excess of $2.5 billion but not exceeding $4.0 billion; and 0.285% of such assets in excess of $4.0 billion; Asset Allocation Fund - 0.50% of the first $600 million of average net assets; 0.42% of such assets in excess of $600 million but not exceeding $1.2 billion; and 0.36% of such assets in excess of $1.2 billion. Beginning October 1, 1996, CRMC has voluntarily agreed to waive its management fees in excess of those provided by the amended agreement.

     Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the series. As of November 30, 1996, aggregate amounts deferred and earnings thereon were $110,000.

(Table for footnote 4)                                (dollars
                                                            in
                                                    thousands)

                                                       Growth-
                               Growth    Interna-       Income
                                 Fund tional Fund         Fund
As of November 30,
 1996:
Accumulated
 undistributed
 net realized
 gain (loss) on
 investments               $  267,737  $   95,444   $  373,216
Paid-in capital             2,602,489   1,895,065    3,612,298
For the year
 ended November 30,
 1996:
Purchases of
 investment
 securities /1/             1,304,842   1,121,564    1,584,674
Sales of invest-
 ment securities /1/          946,236     576,765    1,223,882

                                Asset               High-Yield
                           Allocation        Bond         Bond
                                 Fund        Fund         Fund
As of November 30,
 1996:
Accumulated
 undistributed
 net realized
 gain (loss) on
 investments                 $ 72,422     $    38     $ (7,163)
Paid-in capital               873,897      74,183      632,750
For the year
 ended November 30,
 1996:
Purchases of
 investment
 securities /1/               458,007   66,769/2/      295,440
Sales of invest-
 ment securities /1/          436,285   10,095/2/      245,208

                      U.S. Government/       Cash
                            AAA-Rated  Management
                      Securities Fund        Fund        Total
As of November 30,
 1996:
Accumulated
 undistributed
 net realized
 gain (loss) on
 investments                $ (11,022)         -   $   790,672
Paid-in capital               509,915    $237,259   10,437,856
For the year
 ended November 30,
 1996:
Purchases of
 investment
 securities /1/               167,672          -     4,998,968
Sales of invest-
 ment securities /1/          149,264          -     3,587,735

/1/  Excludes short-
term securities
/2/  For the period
January 2, 1996,
commencement of
operations, through
November 30, 1996.

5. Dividend and interest income for the International Fund is recorded net of non-U.S. taxes paid. For the year ended November 30, 1996, such non-U.S. taxes were $5,796,000. Net realized currency gains on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $877,000 for the year ended November 30, 1996.

     The funds may enter into forward currency contracts, which represent an agreement to exchange currencies of different countries at a specified future date at a specified rate. The funds enter into these contracts to reduce their exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The funds' use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The face or contract amount in U.S. dollars reflects the total exposure the funds have in that particular contract. Losses may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. At November 30, 1996, the Bond Fund had an outstanding forward currency contract to sell non-U.S. currencies as follows:

(Table  for
footnote 5)

Non-U.S. Currency Sale ContractContract Amount               U.S. Valuation at 11/30/96
                                                                                           Unrealized
                                     Non-U.S.           U.S.                    Amount   Appreciation
                               ------------------------------          --------------- ---------------
Deutsche Markes
 expiring 1/8/97                    DM275,000       $185,000                  $179,000         $6,000

PER-SHARE
DATA AND
RATIOS
                                                         Net       Total
                                                  realized &      income   Dividends
                          Net asset        Net    unrealized        from    from net
Year                         value,    invest-   gain (loss)     invest-     invest-
Ended                     beginning       ment    on invest-        ment        ment
11/30                       of year     income         ments  operations      income
---------                 ---------  ---------     ---------   ---------   ---------
Growth Fund
                     1992    $24.18       $ .29       $ 4.25      $ 4.54  $(.31) /2/
                     1993     28.41         .25         4.13        4.38        (.24)
                     1994     32.34         .24          .69         .93        (.24)
                     1995     31.94         .33        10.63       10.96        (.29)
                     1996     41.81         .24         5.17        5.41        (.29)
International Fund
                     1992    $10.02       $ .19       $ (.09)     $  .10      $ (.21)
                     1993      9.89         .17         2.50        2.67        (.16)
                     1994     12.40         .25         1.04        1.29        (.20)
                     1995     13.27         .34         1.02        1.36        (.33)
                     1996     13.89         .28         1.96        2.24        (.31)
Growth-Income Fund
                     1992    $21.72       $ .65       $ 2.74      $ 3.39      $ (.67)
                     1993     24.17         .63         2.12        2.75        (.63)
                     1994     26.01         .68          .14         .82        (.65)
                     1995     25.30         .73         7.20        7.93        (.73)
                     1996     31.47         .71         5.55        6.26        (.74)
Asset Allocation Fund
                     1992    $10.59       $ .48       $  .94      $ 1.42      $ (.49)
                     1993     11.47         .51          .67        1.18        (.49)
                     1994     12.01         .51         (.57)       (.06)       (.52)
                     1995     11.25         .50         2.69        3.19        (.50)
                     1996     13.77         .53         1.89        2.42        (.53)
Bond Fund /3/
                     1996    $10.00       $ .40       $  .16      $  .56      $ (.25)
High-Yield Bond Fund
                     1992    $13.53       $1.10       $  .62      $ 1.72      $(1.08)
                     1993     14.17        1.09         1.20        2.29       (1.10)
                     1994     15.17        1.27        (2.07)       (.80)      (1.23)
                     1995     12.89        1.32         1.10        2.42       (1.32)
                     1996     13.99        1.28          .54        1.82       (1.30)
U.S. Government/AAA-
Rated Securities Fund
                     1992    $11.22       $ .75       $  .32      $ 1.07      $ (.76)
                     1993     11.53         .74          .68        1.42        (.75)
                     1994     12.15         .76        (1.30)       (.54)       (.74)
                     1995     10.80         .82          .71        1.53        (.81)
                     1996     11.52         .83         (.24)        .59        (.82)
Cash Management Fund
                     1992    $11.11       $ .35       $  .01      $  .36      $ (.43)
                     1993     11.04         .29            -         .29        (.31)
                     1994     11.02         .37          .02         .39        (.32)
                     1995     11.09         .63         (.02)        .61        (.59)
                     1996     11.11         .54          .01         .55        (.54)

                            Distri-
                            butions
                               from                Net asset             Net assets,
Year                            net      Total       value,                   end of
Ended                      realized    distri-        end of       Total    year (in
11/30                         gains    butions          year      return   millions)
---------                 ---------  ---------     ---------   ---------   ---------
Growth Fund
                     1992         -     $ (.31)       $28.41       18.90%     $1,212
                     1993   $ (.21)       (.45)        32.34      15.59        1,737
                     1994    (1.09)      (1.33)        31.94       2.92        2,027
                     1995     (.80)      (1.09)        41.81      35.35        3,154
                     1996    (3.40)      (3.69)        43.53      14.32        3,860
International Fund
                     1992   $ (.02)     $ (.23)       $ 9.89        0.90%     $  360
                     1993         -       (.16)        12.40      27.20          840
                     1994     (.22)       (.42)        13.27      10.48        1,405
                     1995     (.41)       (.74)        13.89      10.78        1,703
                     1996     (.29)       (.60)        15.53      16.66        2,370
Growth-Income Fund
                     1992   $ (.27)     $ (.94)       $24.17       15.90%     $1,704
                     1993     (.28)       (.91)        26.01      11.63        2,436
                     1994     (.88)      (1.53)        25.30       3.21        2,740
                     1995    (1.03)      (1.76)        31.47      33.14        3,953
                     1996    (1.26)      (2.00)        35.73      21.02        5,249
Asset Allocation Fund
                     1992   $ (.05)     $ (.54)       $11.47       13.69%     $  359
                     1993     (.15)       (.64)        12.01      10.59          578
                     1994     (.18)       (.70)        11.25       (.54)         637
                     1995     (.17)       (.67)        13.77      29.45          870
                     1996     (.48)      (1.01)        15.18      18.65        1,141
Bond Fund /3/
                     1996         -     $ (.25)       $10.31   5.74% /4/      $   77
High-Yield Bond Fund
                     1992         -     $(1.08)       $14.17       13.14%     $  197
                     1993   $ (.19)      (1.29)        15.17      17.09          379
                     1994     (.25)      (1.48)        12.89      (5.71)         390
                     1995         -      (1.32)        13.99      19.81          534
                     1996         -      (1.30)        14.51      13.75          662
U.S. Government/AAA-
Rated Securities Fund
                     1992         -     $ (.76)       $11.53        9.83%     $  360
                     1993   $ (.05)       (.80)        12.15      12.65          505
                     1994     (.07)       (.81)        10.80      (4.58)         463
                     1995         -       (.81)        11.52      14.73          542
                     1996         -       (.82)        11.29       5.49          512
Cash Management Fund
                     1992         -     $ (.43)       $11.04        3.31%     $  197
                     1993         -       (.31)        11.02       2.67          206
                     1994         -       (.32)        11.09       3.59          221
                     1995         -       (.59)        11.11       5.65          193
                     1996         -       (.54)        11.12       5.09          240

                                         Ratio
                           Ratio of     of net       Average
Year                       expenses  income to   commissions  Portfolio
Ended                    to average    average      paid per    turnover
11/30                    net assets net assets     share /1/        rate
---------                 ---------  ---------     ---------   ---------
Growth Fund
                     1992      0.53%      1.15%   6.89 cents       11.15%
                     1993       .50        .86       6.43          20.40
                     1994       .49        .78       6.09          29.58
                     1995       .47        .92       5.91          35.47
                     1996       .44        .61       5.42          30.88
International Fund
                     1992      1.00%      2.11%  1.22 cents        16.73%
                     1993       .96       1.75        .23          17.70
                     1994       .80       2.03       1.01          19.66
                     1995       .75       2.64        .16          24.66
                     1996       .69       1.99       1.24          32.08
Growth-Income Fund
                     1992      0.52%      3.01%   7.46 cents       13.60%
                     1993       .49       2.66       7.02          24.93
                     1994       .47       2.72       6.39          29.26
                     1995       .44       2.70       6.21          26.91
                     1996       .41       2.26       5.75          31.27
Asset Allocation Fund
                     1992      0.57%      4.73%   7.12 cents       19.74%
                     1993       .55       4.66       6.85          19.01
                     1994       .53       4.55       6.38          36.13
                     1995       .52       4.11       6.27          39.89
                     1996       .49       3.88       5.60          50.62
Bond Fund /3/
                     1996  .52% /4/  6.18% /4/             -   32.83%/4/
High-Yield Bond Fund
                     1992      0.59%      8.88%            -       47.44%
                     1993       .56       8.18             -       34.05
                     1994       .54       9.37             -       38.46
                     1995       .54      10.12             -       31.73
                     1996       .53       9.27             -       44.81
U.S. Government/AAA-
Rated Securities Fund
                     1992      0.57%      7.08%            -       39.96%
                     1993       .55       6.42             -       21.69
                     1994       .54       6.69             -       45.21
                     1995       .54       7.37             -       30.11
                     1996       .53       7.33             -       30.45
Cash Management Fund
                     1992      0.53%      3.24%            -           -
                     1993       .51       2.57             -           -
                     1994       .49       3.60             -           -
                     1995       .49       5.37             -           -
                     1996       .47       4.94             -           -

/1/  Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the funds' statement of operations.  Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, are excluded.  Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

/2/ Amount includes net realized short-term gains treated as net investment income for federal income tax purposes.

/3/ Commenced operations January 2, 1996.

/4/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.

See Notes to Financial Statements

REPORT OF INDEPENDENT ACCOUNTANTS
_________________________________________________________________

To the Board of Trustees and Shareholders of American Variable Insurance Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of the Growth Fund, the International Fund, the Growth-Income Fund, the Asset Allocation Fund, the Bond Fund, the High-Yield Bond Fund, the U.S. Government/AAA-Rated Securities Fund and the Cash Management Fund (constituting the American Variable Insurance Series, hereafter referred to as the "Series") at November 30, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for the years indicated, and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above

PRICE WATERHOUSE LLP

Los Angeles, California
January 8, 1997